                                                                   EXHIBIT 10.35

                      SYSTEM EQUIPMENT PURCHASE AGREEMENT
                      -----------------------------------


     This System Equipment Purchase Agreement is made and is effective as of the 28/th/ day of August, 2000 (the "Effective Date"), by and between Cricket
                               --------------
Communications, Inc. a Delaware corporation (the "Owner"), and Nortel Networks
                                                  -----
Inc., a Delaware corporation (the "Vendor").
                                   ------

                                   RECITALS:
                                   --------

     A. WHEREAS, Owner desires to purchase PCS systems pursuant to this Contract; and

     B. WHEREAS, Vendor desires to provide such PCS systems to Owner, as described in Exhibit A02, including, but not limited to, Vendor's obligation to manufacture, engineer, equip, integrate, install, test and provide technical assistance for said PCS systems in accordance with the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth in this Contract, Owner and Vendor hereby agree as follows:


     SECTION 1.  DEFINITIONS

     1.1  Definitions.  In addition to the terms listed below, certain
          -----------
additional terms are defined elsewhere in this System Equipment Purchase Agreement and in the Exhibits, and all definitions are subject to the provisions of subsection 1.2 hereof. As used in this Contract, the following terms have the following meanings:

     "Affiliate" means any entity that either (i) is listed as an Affiliate in
      ---------
Exhibit V; or (ii) that, subject to the evaluation criteria listed below, Vendor has consented to add as an Affiliate; or (iii) is greater than fifty percent (50%) owned, either directly or indirectly, by Owner or is greater than fifty percent owned directly or indirectly by a parent company of Owner that maintains a greater than fifty percent (50%) direct or indirect ownership in Owner; provided that, Vendor will have a reasonable opportunity to review and approve any proposed Affiliate under (ii) (such approval not to be unreasonably withheld) based upon: (a) reasonable credit criteria; (b) whether the proposed Affiliate has not in the past materially breached prior agreements with the Vendor or its affiliates; (c) whether the proposed Affiliate is, at the time of such determination, neither a direct or indirect competitor of the Vendor or its affiliates nor owned, in whole or in part, by a direct or indirect competitor of Vendor; and (d) whether the proposed Affiliate is not, at the time of such determination, otherwise engaged with the Vendor or its affiliates in an agreement for the purchase and/or supply of wireless technology. In the event an Affiliate no longer meets the criteria set forth in subsections (ii) or (iii) herein, as applicable, Vendor may, at its discretion, terminate any and all of

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

such Affiliate's rights under this Contract; provided that, Vendor has provided Owner ten (10) day advance written notice of its intent to terminate such Affiliate's rights.

     "Applicable Laws" means, as to any Person, the certificate of incorporation
      ---------------
and by-laws or other organizational or governing documents of such Person, all U.S. or foreign laws, treaties, ordinances, judgments, decrees, injunctions, writs, orders and stipulations of any court, arbitrator or governmental agency or authority and statutes, rules, regulations, orders and interpretations thereof of any federal, state, provincial, county, municipal, regional, environmental or other Governmental Entity, instrumentality, agency, authority, court or other body (i) applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject or (ii) having jurisdiction over all or any part of a System or the Work to be performed pursuant to the terms of this Contract.

     "Applicable Permits" means any waiver, exemption, zoning, building,
      ------------------
variance, franchise, permit, authorization, approval, license or similar order of or from any country, federal, state, provincial, county, municipal, regional, environmental or other Governmental Entity, instrumentality, agency, authority, court or other body having jurisdiction over all or any part of a System or the Work to be performed pursuant to the terms of this Contract.

     "Backwards Compatible" or "Backwards Compatibility" means (i) with respect
      --------------------      -----------------------
to new Software Maintenance Releases, Software Upgrades, Software Combined Releases and Software Enhancements, the ability of each of the [*] prior older versions of Software to remain fully functional in accordance with and up to the performance levels to which each was performing immediately prior to the integration with the new Software Maintenance Release, Software Upgrade, Software Combined Releases and/or Software Enhancement, and the ability of such new Software Maintenance Release, Software Upgrade, Software Combined Release and/or Software Enhancement to interoperate and be compatible with all such functionality of such prior Software versions and with all existing in-service Vendor provided Products already installed in the System; (ii) with respect to all Equipment Upgrades, and Equipment Combined Releases to the extent of that portion of the Equipment Combined Release which is the Equipment Upgrade or the use of which by Owner is not optional without losing the benefit of the Equipment Upgrade (for purposes of this Contract, a "New Equipment Release" means collectively the Equipment Upgrade and such non-optional portion of the Equipment Combined Release), the ability of the existing infrastructure to remain fully functional in accordance with and up to the performance levels to which it was performing immediately prior to the integration with the New Equipment Release, and the ability of the New Equipment Release to interoperate and be fully compatible with all such functionality of such existing infrastructure and (iii) with respect to each of Software Combined Releases (but only to that portion of such Software Combined Release that is considered a Software Upgrade), Software Maintenance Releases, Software Upgrades, and New Equipment Releases, the ability of such Products to comply with the existing interfaces to other third party equipment already deployed in the System and with respect to which Vendor is already in compliance prior to the introduction of the Software

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

Combined Release (but only to that portion of such Software Combined Release that is considered a Software Upgrade), Software Maintenance Releases, Software Upgrades, and New Equipment Releases.

     "Base Station ("BTS")" means the radio Products that handle PCS radio
      --------------------
traffic in a designated cell. The Base Station includes all amplification, modulation, synchronization and other circuitry required to process a radio signal.

     "Base Station Controller ("BSC")" means the controller Products that
      -------------------------------
control the radio/cellsite equipment.

     "beta testing" means pre-launch testing conducted by Owner in respect of
      ------------
which no payment from customers is made to Owner for the services provided in connection therewith.

     "Business Day" means any day of the year other than a Saturday, Sunday or a
      ------------
United States Federal holiday.

     "Capacity Guarantee" is defined in Section 14.2.7.
      ------------------

     "Certificate of Final Acceptance" is defined in subsection 10.1(f).
      -------------------------------

     "Certificate of Substantial Completion" is defined in subsection 10.1(d).
      -------------------------------------

     "Change Orders" is defined in subsection 11.1.
      -------------

     "Claim" is defined in subsection 15.2.
      -----

     "Claim Notice" is defined in subsection 15.2.
      ------------

     "Compliance Warranty" is defined in Section 8.3.
      -------------------

     "Contract" means this System Equipment Purchase Agreement, together with
      --------
all Exhibits, Schedules and Specifications hereto, together with all amendments, modifications and supplements.

     "Contract Term" means the period commencing on the Effective Date and
      -------------
ending three (3) years therefrom, unless terminated earlier in accordance with the terms and conditions hereof, or unless extended by the mutual written consent of the parties hereto.

     "Defects and Deficiencies", "Defects or Deficiencies" or "Defective" means
      ------------------------    -----------------------      ---------
any one or a combination of the following items or other items of a substantially similar nature:

          (a) when used with respect to the performance of Services, that such Services are not provided in a careful and workmanlike manner and in accordance with the Specifications, using material which is free from defects;

          (b) when used with respect to structures, materials or Products, that such items (i) are not new and of good quality and free from defects in materials and workmanship, or (ii) do not conform to the Specifications, or
     (iii) with respect to Software, that such Software does not provide the functions and features described in the Specifications; provided, however, that with respect to materials and Products that are replaced or repaired in accordance with any warranty or maintenance provisions of this Contract, such items may be like-new, refurbished, remanufactured or reconditioned; or

          (c) with respect to all other Work, that the same (i) are not free of defects in workmanship and materials, or (ii) do not conform to the Specifications.

          "Discontinued Products" is defined in subsection 12.1.
           ---------------------

          "Documentation" means the Operating Manuals, the Maintenance and
           -------------
Instruction Manuals, the Training Manuals, the "as-built" Site parameters and all other documentation necessary for the operation of the System, any Expansions and/or any material part thereof.

          "Dollars" or "U.S. $" or "$" means the lawful currency of the United
           -------      ------      -
States of America.

          "EFT" is defined in Section 5.6.
           ---

          "Equipment" means all equipment, hardware and other items of personal
           ---------
property (including, without limitation, any Documentation furnished hereunder in respect thereof) which are required to be furnished by Vendor in accordance with the terms and conditions of this Contract, including repair and replacement parts.

          "Equipment Combined Release" is defined in subsection 14.2.1.
           --------------------------

          "Equipment Enhancements" means modifications or improvements made to
           ----------------------
the Equipment that improve the performance, capacity and capability of such Equipment. An Equipment Enhancement may include an Equipment Upgrade.

          "Equipment Upgrade" means a change or modification in any delivered
           -----------------
Equipment which fixes or otherwise corrects faults, design shortcomings or shortcomings in meeting the Specifications, required to correct defects of a type that result in inoperative conditions, unsatisfactory operating conditions, or which is recommended to enhance safety.

     "Expansions" means any additional Products ordered by Owner from Vendor,
      ----------
which may include growth to existing Systems and additional Products, Services and Systems.

     "FCC" means the Federal Communications Commission.
      ---

     "Final Acceptance" means, with respect to any System, date Owner signs the
      ----------------
Certificate of Final Acceptance.

     "Fit" means physical size or mounting arrangement (for example, electrical
      ---
or mechanical connections).

     "Force Majeure" is defined in Section 17.
      -------------

     "Form" means physical shape.
      ----

     "Function" means Product features and performance, or with respect to other
      --------
items, the features and performance of such items.

     "Governmental Entity" means the United States federal government or any
      -------------------
state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Guaranteed Substantial Completion Date" means, with respect to a System,
      --------------------------------------
the date by which Substantial Completion must be achieved by Vendor. The Guaranteed Substantial Completion Date is determined based on the Site that is identified by Owner in writing to be the last Site to be included in the definition of such System (the "Last Site"). Owner agrees to provide Vendor with a rolling sixty (60) day forecast for the Sites to be included in each System, and Owner further agrees to provide weekly progress reports of Owner's site acquisition activities for each Site related to such System. In the event the Purchase Order(s) issued for construction of such Sites by Vendor exceeds the aforementioned forecasted amount by more than twenty percent (20%), Vendor shall be granted an equitable extension of the applicable Guaranteed Substantial Completion Date. In the event Owner materially impedes Vendor's ability to complete the build out of such System in accordance with the applicable project schedule, Vendor may, at its discretion, issue an invoice and require Owner to pay, in accordance with Section 5.3(b), the balance of 100% of the price of such related Products and Services provided by Vendor; provided that, Vendor provided notice to Owner of such impedance and Owner failed to commence to cure such impedance within ten (10) days from Vendor's notice thereof. If Owner has issued Purchase Orders related to a System that require: (i) Vendor to perform Site Construction Services for certain of the Sites of such System, and (ii) Owner to perform Site Construction activities for certain of the Sites of such System, the Guaranteed Substantial Completion Date shall be sixty (60) days from the date of the Last Site Purchase Order as provided for above.

          If Owner has performed the Site Construction activities with respect to the Last Site, the Guaranteed Substantial Completion Date shall be the date which is thirty (30) calendar days after the date Owner issues a Site Construction Substantial Completion Certificate with respect to the Last Site to Vendor; provided that in all of the foregoing circumstances, the Guaranteed Substantial Completion Date shall be delayed to a date mutually acceptable to Vendor and Owner, acting reasonably, in the event that:

     i. Owner has not satisfied its obligations, if any, for Site Construction for the installation of the Switch by at least twelve (12) weeks prior to the Guaranteed Substantial Completion Date (in this case the parties agree that the period of delay shall be equal to the number of days that Owner's Site Construction obligations, if any, are delayed beyond such date which is twelve (12) weeks prior to the Guaranteed Substantial Completion Date); or

     ii. Owner has not satisfied its obligation(s) with regard to Site Construction for each applicable Site by the date that has been agreed upon for completion of such obligations, and the parties agree that in such event the period of delay shall be equal to the number of days that Owner's Site Construction obligations are so delayed; or

     iii. extreme weather and other unusual environmental conditions beyond Vendor's reasonable control delays Vendor's completion of Substantial Completion activities (in this case the parties agree that the period of delay shall be equal to the period of time associated with the duration of such extreme or unusual condition(s)); or

     iv. Vendor is not provided with all necessary and reasonable access to the System and each Site; or

     v. at the time Owner identifies the Last Site, more than 10% of the total number of Sites for the System are also identified contemporaneously therewith; or

     vi. Owner fails to act in good faith to timely issue applicable Purchase Orders related to the System (i.e., for each Site) upon completion of Owner's Site Acquisition and other activities related to each such Site.

Owner shall also involve Vendor through all stages of the Site Acquisition process. In all cases, Owner shall be responsible for the provisioning of backhaul facilities required at all Sites. Such provisioning must be completed prior to the start of equipment integration by Vendor at each site.

In the event Owner elects to issue Purchase Orders for Vendor to perform Site Acquisition Services as described in Exhibit H, Owner and Vendor shall mutually agree upon a reasonable Guaranteed Substantial Completion Date.

     "Hazardous Materials" means material designated as a "hazardous chemical
      -------------------
substance or mixture" by the Administrator, pursuant to Section 6 of the Toxic Substance Control Act, a "hazardous material" as defined in the Hazardous Materials Transportation Act (49 U.S.C. 1801, et seq.), or a "hazardous substance as defined in the Occupational Safety and Health Act Communication Standard (29 CFR 1910.1200).

     "In Revenue Service" or "In Revenue" means, with respect to a System, the
      ----------------------------------
commercial operation of such System, exclusive of operation for purposes of determining compliance with this Contract or beta testing, whether or not revenue is actually being generated.

     "Initial Period" is defined in Section 10.1(f).
      --------------

     "Initial Software Features" means those software features contained in
      -------------------------
Vendor's standard base generic software releases together with those additional optional software features listed in Exhibit Q.

     "Installation and Integration" is defined in Exhibits L and O.
      ----------------------------

     "Intellectual Property Rights" is defined in subsection 15.2.
      ----------------------------

     "Interoperability" means the ability of the Products to operate with other
      ----------------
Products and to operate with and within a System, all in accordance with the Specifications.

     "Liquidated Damages" is defined in subsection 16.1.
      ------------------

     "List Price" means the list prices specified in Exhibits A01 - A10 as may
      ----------
be amended from time to time.

     "Losses" means any claims, demands, suits, proceedings, causes of action,
      ------
damages, costs, expenses, liabilities, reasonable attorneys' fees, and amounts paid in settlement.

     "Major Outage" means the cessation of operation of a System or System
      ------------
Element caused by a Defect or Deficiency of the Products, excluding OEM Equipment (except MSC power equipment provided hereunder), attributable solely to Vendor or Vendor's failure to timely restore the operation of the System or System Element affected by the Major Outage in accordance with the Specifications that has a material adverse impact on Owner's ability to operate or maintain such System, render billings to Owner's subscribers, or that causes a material interruption in Owner's ability to continue to furnish or offer service functionalities and features to such subscribers. Except that on determining if the Defect or Deficiency is attributable solely to Vendor, any act or omission by Owner or any third party shall be disregarded if such act or omission, pursuant to the Specifications, should not have resulted in a material adverse effect on the System or System Element.

In addition, the following capacity and/or coverage impairment conditions shall be considered a "Major Outage":

               (i) Any impairment caused by a Defect or Deficiency attributable solely to Vendor that has the effect of reducing by greater than [*] the number of traffic channel resources available in the System for access by Owner's subscribers for a period of [*] or more; provided that, at least [*] or more BTS's have failed causing such loss of coverage; and/or

               (ii) Any impairment caused by a Defect or Deficiency attributable solely to Vendor that has the effect of rendering greater than [*] of the equipped antenna sectors in the System unable to process origination, termination or hand-off requests; or that reduces the forward channel power of more than [*] of the equipped sectors in the System by greater than [*]; and/or

               (iii) The persistent occurrences of an impairment referenced in paragraphs (i) or (ii) above which, although each occurrence falls below the [*] threshold, each occurrence exceeds a threshold of greater than [*] of the applicable metric set forth above, and the total number of such occurrences is greater than [*] events during the Initial Period; and/or

               (iv) Notwithstanding the foregoing, the Vendor will have no liability pursuant to Major Outage for:

                    1. Outages caused by a Force Majeure event other than to the extent the System or System Element should have, in accordance with the Specifications, been able to withstand any such Force Majeure event;

                    2. Outages resulting from a scheduled activity or event, including, but not limited to, System maintenance or Software or Equipment Upgrades, unless such Outage extends beyond the expected downtime, as provided in the Specifications applicable thereto, associated with such maintenance or Upgrades;

                    3. Outages resulting solely from Owner's or any third party's (other than Vendor or any Subcontractor) failure to comply with the Specifications;

                    4. Outages resulting from the negligence or willful misconduct of the Owner, or any of its employees, agents,


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                        contractors, or third parties, other than Vendor or any Subcontractor;

                    5. Outages resulting from failure of equipment or software not supplied by the Vendor or from the performance of services not performed by the Vendor or its Subcontractors, except to the extent the System or Systems Element should have, in accordance with the Specifications, been able to withstand any such failures; or

                    6. Outages attributable solely to the effect of Exclusion Zone(s) as described in Exhibit N.

provided, however, that the foregoing definition shall only be applicable for purposes of this Contract for the issuance of a Certificate of Final Acceptance at the end of the Initial Period and for the calculation of Liquidated Damages.

     "Maintenance and Instruction Manuals" means the manuals listed in Exhibit R
      -----------------------------------
and prepared by Vendor and delivered to Owner pursuant to Section 9.

     "Manufacturing" means the fabrication of the Equipment.
      -------------

     "Material Adverse Effect" is defined in subsection 24.2(b).
      -----------------------

     "Milestones" means the performance milestones set forth in the Exhibits.
      ----------

     "MSC" means a Vendor engineered DMS-MTX providing switching functions.
      ---

     "Network Planning" means Work related to the design and engineering of a
      ----------------
System, including frequency clearance.

     "OEM Equipment" means (i) any items of non-Vendor equipment made available
      -------------
for sale to Owner by Vendor under this Contract that are not integrated into the Equipment during the manufacturing process; and (ii) non-Vendor software made available for license to Owner under this Contract that is not resident on Vendor Equipment.

     "Operating Manuals" means the operating and configuration manuals listed in
      -----------------
Exhibit R to be prepared by Vendor and delivered to Owner pursuant to Section 9 containing detailed procedures and specifications for the operation of any System, any Expansions and/or any part thereof including, but not limited to, BTS manuals and BSC manuals.

     "Operator" shall mean Owner, a Related Operator, an Affiliate or any
      --------
independent contractor appointed by Owner, that is constructing or operating a System or other PCS related facilities.

     "Optimization Services" means the RF optimization services described on
      ---------------------
Exhibit N.

     "Optional Software Features" means Software features for PCS Products
      --------------------------
available to Owner on an optional, separate fee basis.

     "Owner Indemnified Parties" is defined in Section 15.2.
      -------------------------

     "PCS" means personal communication services authorized by the Federal
      ---
Communications Commission.

     "Person" means an individual, partnership, limited partnership,
      ------
corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Entity or other entity of whatever nature.

     "Products" means the collective reference to the Equipment and the Software
      --------
provided by Vendor or any Subcontractor.

     "Proprietary Information" is defined in subsection 26.18.
      -----------------------

     "Punch List" means that list prepared in conjunction with any certificate
      ----------
which contains one or more immaterial non-service-affecting items which have not been fully completed as of the date of the accompanying certificate; provided
                                                                     --------
that such incomplete portion of the Work shall not, during its completion, materially impair the normal daily operation of a System in accordance with the Specifications.

     "Purchase Order" means a written notice given by Owner to Vendor in
      --------------
compliance with the provisions of this Contract specifying the Products, Services or other items of Work that Vendor is authorized to supply or commence in compliance with the terms of this Contract.

     "Purchase Order Date" means the date on which any Purchase Order is issued
      -------------------
by Owner in accordance with the terms of this Contract.

     "Related Operator" means an entity (other than Owner) that holds a license
      ----------------
issued by the FCC permitting the holder to provide wireless PCS services, that has entered into a contract with Owner to provide management responsibilities with respect to the operation of such a service, that may be a party to agreements pursuant to which Owner resells to or shares with such entity capacity on Owner's System as, for example, when the Related Operator's cell site equipment is interconnected with Owner's MSC; provided that, Vendor will have a reasonable opportunity to review and approve any proposed Related Operator (such approval not to be unreasonably withheld) based upon: (a) reasonable credit criteria (provided, however, that such credit criteria shall not apply in the event Owner is liable for the payment obligations of the Related Operator);
(b) whether the proposed Related Operator is, at the time of such determination, a direct or indirect competitor of the Vendor or its affiliates or owned, in whole or in part, by a direct or indirect competitor of Vendor; and (c) whether the proposed Related Operator is, at the time of such determination, otherwise engaged with the Vendor or it's affiliates in an agreement for the purchase and/or supply of wireless technology.

     "RF" means radio frequency.
      --

     "RTM License" is defined in subsection 13.6.
      -----------

     "RTU License" is defined in subsection 13.1.
      -----------

     "Services" means the collective reference to all of the services to be
      --------
furnished by Vendor as part of the Work including, but not limited to all design, engineering, network planning, construction, interoperability, supply, delivery, installation, testing, training, repair, maintenance, technical and other support services, and any and all other services to be furnished by Vendor as part of the Work in accordance with the terms of this Contract.

     "Site" means the physical location of a System Element Facility.
      ----

     "Site Acceptance Certificate" means a document submitted by Vendor to Owner
      ---------------------------
and signed by an authorized representative of Owner and an authorized representative of Vendor stating that, in accordance with the requirements of this Contract, Vendor has successfully completed all Site Acceptance Tests with respect to the Sites specified therein.

     "Site Acceptance Tests" means the collective reference to the performance
      ---------------------
and reliability demonstrations specified in the Exhibits to determine whether a site meets the Specifications and other requirements of this Contract.

     "Site Acquisition" means the activities to be performed by Owner and/or its
      ----------------
subcontractors in connection with identifying and acquiring sufficient rights to Sites.

     "Site Acquisition Substantial Completion" means, with respect to any
      ---------------------------------------
System, the point at which Owner shall have (i) acquired, by purchase, lease or otherwise, rights to a sufficient number of Sites in the judgment of Owner, and
(ii) that, with respect to all Sites within such System, all land use and/or lease requirements or any other activities necessary to be satisfied prior to the start of construction activities in accordance with Applicable Laws have been satisfied.

     "Site Acquisition Substantial Completion Date" means with respect to any
      --------------------------------------------
System, the date on which Owner shall have achieved Site Acquisition Substantial Completion.

          "Site Construction" means the demolition, construction and renovation
           -----------------
work (for example, roads, grading, fencing and structural improvements, including, but not limited to, any buildings, towers and commercial power) and the preparation of co-location sites necessary for the installation of Equipment or the operation of the System, Expansions and/or any part thereof.

          "Site Construction Substantial Completion" means the completion of
           ----------------------------------------
all Site Construction with respect to a Site except for Punch List items.

          "Site Construction Substantial Completion Certificate" is defined in
           ----------------------------------------------------
Section 10.1(b).

          "Software" means (a) the computer software licensed to Owner pursuant
           --------
to the terms of this Contract, (b) any Software Enhancements, Software Maintenance Releases, Software Combined Releases and Software Upgrades, and (c) any Documentation furnished hereunder in respect of clauses (a) and/or (b) of this definition.

          "Software Combined Release" means a Software Upgrade which is at any
           -------------------------
time combined with any Software Enhancement.

          "Software Enhancements" means modifications or improvements made to
           ---------------------
the Software relating to Products which improve performance, capabilities or capacity of the Software revision level with which it is associated or which provide additional functions to the Software. A Software Enhancement may also correct defects in earlier versions of the Software.

          "Software Maintenance Release" means issues of Software which correct
           ----------------------------
defects in preceding versions of Software.

          "Software Upgrades" means periodic updates to the Software issued by
           -----------------
Vendor to Owner under Warranty and Software maintenance obligations which add to, improve or enhance existing Software features and capabilities involving more extensive changes to the underlying Source Code or the user interface than is the case with Software Enhancements. A Software Upgrade may also correct defects in the Software, or otherwise to correct shortcomings in the Software.

          "Source Code" means any version of Software incorporating high level
           -----------
or assembly language that generally is not directly executable by a processor.

          "Spares" is defined in Exhibit A11.
           ------

          "Specifications" means the collective reference to the product
           --------------
description documentation and performance standards (including all of the Services and Products) as set forth in this Contract, including but not limited to Exhibits P and R; provided that (i) the Specifications shall be deemed to
                     --------
include a requirement that all of the Products and Services shall be reasonably in accordance with ANSI, ITU, and other applicable industry standards as required for performance to the Specifications for all Products provided hereunder, except when otherwise stated in a specific Exhibit or Specifications or otherwise agreed by the parties, and (ii) with respect to Services and Products for which product descriptions and performance standards are not provided and listed in a specific Exhibit, the term "Specifications" shall refer to Vendor's published specifications in respect thereof.

          "Subcontractor" means a contractor, vendor, supplier, licensor or
           -------------
other Person, having a direct or indirect contract with Vendor or with any other Subcontractor of Vendor who has been hired to assist Vendor in the performance of its obligations under this Contract.

          "Substantial Completion" means the time at which Owner signs the
           ----------------------
Certificate of Substantial Completion.

          "Switch" means a Vendor-engineered DMS-MTX providing switching
           ------
functions.

          "System" means the Sites and Equipment identified by Owner to Vendor
           ------
in writing as collectively comprising a system.

          "System Element" means the Products required to perform radio,
           --------------
switching and/or system element functions for a System or any Expansions.

          "System Element Facility" means the structures, improvements,
           -----------------------
foundations, towers, and other facilities necessary to house or hold any System Element and any related Products to be located at a particular location.

          "Taxes" is defined in subsection 5.2.
           -----

          "Training" is defined in subsection 9.4.
           --------

          "Vendor Developments" is defined in subsection 14.3.1.
           -------------------

          "Vendor Financing" means a loan to be provided by Vendor to Owner
           ----------------
pursuant to documentation acceptable to both parties.

          "Warranty" means any one or more of the Equipment and Services
           --------
Warranty, Expansions Warranty, Software Warranty, Software Backwards Compatibility Warranty, Equipment Backwards Compatibility Warranty, Compliance Warranty and the Year 2000 Warranty.

          "Warranty Period" is defined in Section 18.1.
           ---------------

          "Work" means the furnishing of Products hereunder, and the performance
           ----
of work, engineering services, installation services and all other related activities and obligations required to be performed by Vendor pursuant to this Contract.

          1.2  Other Definitional Provisions. (a) When used in this Contract,
               -----------------------------
unless otherwise specified therein, all terms defined in this Contract shall have the defined meanings set forth herein. Terms defined in the Exhibits are deemed to be terms defined herein; provided that in the case of any terms that
                                   -------- ----
are defined both in this Contract and/or an Exhibit, the definitions contained in this Contract shall supersede such other definitions for all purposes of this Contract; provided further, that definitions contained in any Exhibit shall
          -------- -------
control as to such Exhibit.

          (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Contract refer to this Contract as a whole and not to any particular provision of this Contract and section, subsection, schedule and exhibit references are to this Contract unless otherwise specified. Reference herein to Section shall mean any and all subsections thereof.

          (c) The meanings given to terms defined in this Contract are applicable to both the singular and plural forms of such terms.

          SECTION 2.  SCOPE OF WORK, RESPONSIBILITIES AND PROJECT MILESTONES

          2.1  Scope of Work.  During the Contract Term and in accordance with
               -------------
Purchase Orders issued to Vendor from time to time, Vendor shall engineer, design, plan, manufacture, construct, install, test and perform all Work. The terms of this Contract shall also apply to Purchase Orders issued by Affiliates and by Owner, for and on behalf of its Related Operators, provided that in each case, the Purchase Orders are made pursuant to and incorporate by reference the terms of this Contract. Vendor shall be responsible for providing in accordance with the terms of this Contract any and all items and services which are expressly described in this Contract or in the Exhibits. Vendor shall furnish all labor, materials, tools, transportation and supplies required to complete its obligations in accordance with this Contract.

          In instances where Purchase Orders are placed by an Affiliate or by Owner on behalf of a Related Operator, Owner shall be considered the purchaser for purposes of addressing invoices and the obligation of payment. Owner agrees to be obligated hereunder with respect to all payments that become due hereunder with respect to Purchase Orders placed by an Affiliate or by Owner on behalf of a Related Operator, including but not limited to all payments for Products. The Affiliate or Related Operator shall be deemed to be the Owner for purposes of passage of title and risk of loss with regard to Products that are delivered to it. The Affiliate or Related Operator shall be entitled to enforce all rights and benefits of Owner under this Contract directly against Vendor with respect to the respective purchases made by such entities, including without limitation rights relating to Warranties, indemnification, Documentation, System acceptance procedures, RTU Licenses, other Software related licenses, Software and Equipment Enhancements and Upgrades, technical assistance and Liquidated Damages. Vendor hereby consents to the disclosure of all of the information contained in this Contract (including without limitation the Exhibits hereto) to any Affiliate or Related Operator and the use of the information contained in this Contract in any agreement between Owner and any Affiliate or Related Operator relating to the purchase or sale of Products and Services.

          Prior to any Affiliate or Owner, on behalf of a Related Operator, issuing a Purchase Order hereunder, Owner agrees to require any such Affiliate or Related Operator, as applicable, to (i) execute a software license directly with Vendor, if such Affiliate or Related Operator is licensing Software, with terms no less restrictive as those terms and conditions contained in the software license herein, and (ii) agree to any other terms and conditions as set forth in this Contract applicable to the Products or Services purchased.

          Subject to Section 20.4, Owner agrees to indemnify, defend and hold harmless Vendor and its affiliates and their respective directors, officers, employees, agents, successors and assigns, from Losses and threatened Losses arising from, in connection with, or based on allegations of, any breach of the terms of this Contract applicable to such Affiliate or Related Operator.

          2.2  [intentionally deleted]

          2.3  Site Acquisition.  Vendor shall offer to Owner the Site
               ----------------
Acquisition services set forth on Exhibit H. At Owner's option, Owner may acquire any or all Sites. In the event Owner acquires Sites, Vendor, at its request, shall be kept informed of the progress made on such Owner controlled Site Acquisition activity. As the Site Acquisition progresses, Vendor agrees to alter regularly the engineering plan to determine a new search ring or rings to take into account any changes or modifications requested by Owner to take into account any changes or modifications requested by Owner; provided that all such changes or modifications requested by Owner shall be addressed pursuant to the Change Order provisions described in Section 11 below. When making changes to the RF engineering plan, Vendor shall take into account the Site Acquisition already completed by Owner or Vendor. Upon Site Acquisition Substantial Completion, Owner shall notify Vendor of the Site Acquisition Substantial Completion Date.

          2.4  Expansions.  During the Contract Term, Owner may, from time to
               ----------
time, order Expansions from Vendor, subject to the provisions of Section 12. The price and terms of such Expansions shall be as set forth in Exhibit A04.

          2.5  Review of Contract.  Each party has examined in detail and
               ------------------
carefully studied and compared the Contract with all other information furnished by the other party and has promptly reported to the other party any material errors, inconsistencies or omissions so discovered or discovered by any of its Subcontractors.

          2.6  Eligibility under Applicable Laws and Applicable Permits. Vendor
               --------------------------------------------------------
shall be responsible for ensuring that Vendor and its Subcontractors are and remain eligible under all Applicable Laws and Applicable Permits to perform the Work under this Contract in the various jurisdictions involved including, to the extent that Vendor will be responsible for construction for any particular component of the Work, all such construction will be done in accordance with all applicable Federal Communications Commission requirements. Each of Owner and Vendor shall be responsible for obtaining and maintaining in full force and effect the Applicable Permits listed as its responsibility in the applicable Exhibits. Owner shall use its best commercially reasonable efforts to obtain such approvals, licenses, permits, tariffs, and/or other authorities from the Federal Communications Commission and state and local public utilities commissions as may be necessary for construction and operation of a PCS System.

          2.7  Further Assurances. Vendor shall execute and deliver all
               ------------------
reasonable further instruments and documents, and will, in good faith, consider all reasonable requests for further action, including, but not limited to, assisting Owner in filing notices of completion with the appropriate state and local Governmental Entity, that may be necessary or that Owner may reasonably request in order to enable Owner or Vendor to complete performance of the Work or to effectuate the purposes or intent of this Contract. All such requests shall be addressed pursuant to the Change Order procedures described below in
Section 11.

          2.8  Liens and Other Encumbrances. (a) Vendor covenants and agrees,
               ----------------------------
subject to Vendor's receipt from Owner of full payment in respect thereof, to:

                         (i) protect and keep free all Systems, Expansions and/or any and all interests and estates therein acquired from Vendor, and all improvements and materials now or hereafter placed thereon under the terms of this Contract, from any and all claims, liens, charges or encumbrances of the nature of mechanics, labor or materialmen liens or otherwise arising out of or in connection with the performance by Vendor of this Contract or any performance by any Subcontractor, and to promptly have any such lien released by bond or otherwise; and

                         (ii) give notice of this subsection to each Subcontractor before such Subcontractor furnishes any labor or materials for any System.

          (b) If any laborers', materialmen's, mechanics', or other similar lien or claim thereof is filed by any Subcontractor, Vendor shall use it best commercial efforts to cause such lien to be satisfied or otherwise discharged, or shall file a bond in form and substance satisfactory to Owner in lieu thereof within ten (10) Business Days of Vendor's receipt of notice of such filing. If any such lien is filed or otherwise imposed, and Vendor does not cause such lien to be released and discharged forthwith, or file a bond in lieu thereof, then, without limiting Owner's other available remedies, Owner has the right, but not the obligation, to pay all sums necessary to obtain such release and discharge or otherwise cause the lien to be removed or bonded to Owner's satisfaction from funds retained from any payment then due or thereafter to become due to Vendor.

          (c) Owner reserves the right to post or place within any System notices of non-responsibility or to do any other act required by Applicable Law, to exempt Owner from any liability to third parties by reason of any work or improvements to be performed or furnished hereunder; provided that failure by
                                                     -------- ----
Owner to do so shall not release or discharge Vendor from any of its obligations hereunder.

          2.9  Duty To Inform Itself Fully; Waiver of Defense. (a) Each party
               ----------------------------------------------
shall be deemed to have notice of and to have fully examined and approved the Specifications, the Exhibits and all other documents referred to herein, and all drawings, specifications, schedules, terms and conditions of this Contract, regulations and other information in relation to this Contract and/or any amendments, modifications or supplements thereto at all times on or after the Effective Date and to have fully examined, understood and satisfied itself as to all information of which it is aware and which is relevant as to the risks, contingencies and other circumstances which could affect this Contract and in particular the installation of any System or any part thereof.

          2.10 Advances Under The Credit Agreement. Advances under the credit
               -----------------------------------
agreement between Owner and Vender governing the Vendor Financing (the "Credit Agreement") for Permitted Third Party Payments, as defined in the Credit Agreement, shall be used for the purchase of equipment only when: (i) Vendor does not manufacture equipment equivalent in Form, Fit and Function; (ii) Vendor manufactures equipment equivalent in Form, Fit and Function, but Vendor does not offer such equipment to Owner at a competitive price; or (iii) Vendor chooses not to offer equivalent equipment to Owner.


          SECTION 3.  PURCHASE ORDERS AND SCHEDULES

          3.1  Purchase Orders. Owner and any Affiliate and Owner on behalf of a
               ---------------
Related Operator may deliver Purchase Orders to Vendor at any time and from time to time during the Contract Term. Such Purchase Orders shall be sent to Vendor either by certified mail, electronic transmission or another mutually acceptable manner to the address specified in Exhibit D of this Contract. All Purchase Orders shall be governed by the terms and conditions of this Contract, unless otherwise agreed by the parties in writing. Each Purchase Order shall reference this Contract and specify, in reasonable detail, the Products, Services or other items of Work to be provided by Vendor and whether the Purchase Order is being submitted on behalf of a Related Operator.

          3.2  Delivery under the Contract. Vendor shall complete the Work
               ---------------------------
specified in each Purchase Order in accordance with the terms and conditions of this Contract.

          3.3  Order Acceptance. All Purchase Orders shall be deemed to
               ----------------
incorporate and be subject to the terms and conditions of this Contract unless otherwise agreed in writing. All Purchase Orders, including electronic orders, shall contain the information necessary for Vendor to fulfill the order. All schedules and requested dates are subject to Vendor's concurrence, provided that if orders are made within the agreed to lead times specified in Exhibit E, Vendor shall not withhold its concurrence to the requested dates. No provision or data on any Purchase Order or contained in any documents attached to or referenced in any Purchase Order, or any subordinate document (such as shipping releases), which is inconsistent with the terms of this Contract shall be binding, except data necessary for Vendor to fill the order. All such other data and provisions are hereby rejected. Electronic orders shall be binding on Owner notwithstanding the absence of a signature, provided that the parties have implemented a mutually acceptable electronic order process and such orders deemed to be binding have been issued by Owner and accepted by Vendor in accordance with the process agreed upon by the parties. Vendor may accept or reject any Purchase Order placed in accordance with the terms of this Contract; provided that, any Purchase Order issued by Owner and not rejected in writing within ten (10) Business Days shall be deemed accepted by Vendor; provided further, Purchase Orders placed by Owner, any Affiliate or on behalf of a Related Operator shall be afforded no less favorable treatment in terms of acceptance than purchase orders placed by other customers of Vendor. Order delivery schedules and intervals and forecast requirements are set forth in Exhibit E.

          While it is Vendor's objective to provide Owner with an acknowledgment of each order received, Owner shall advise Vendor to the extent that Owner becomes aware of any missing or late notifications to ensure that the order has not been lost.

          Changes made by Owner to an accepted Purchase Order shall be treated as a separate order unless the parties expressly agree otherwise. If any such change affects Vendor's ability to meet its obligations under the original Purchase Order, any price, shipment date, or completion date quoted by Vendor with respect to such original order is subject to change and shall be addressed pursuant to the Change Order provisions below in Section 11.

          3.4  Forecasts.  Owner shall provide to Vendor regular forecasts of
               ---------
Owner's annual Product and Services needs. If the quantities ordered are more than 25% greater than forecast quantities, Vendor shall be permitted a reasonable extension of time at the time of the placement of the excess orders to fulfill such orders and achieve the Milestones required of Vendor hereunder.

          3.5  Deployment Plans and Milestones. The deployment plans and
               -------------------------------
intervals, together with the key milestones, order intervals, in respect of each System, are set forth in Exhibit E.

          3.6  Inventory Control and Bar-coding. Vendor shall, at no additional
               --------------------------------
charge, pack and mark shipping containers in accordance with its standard practices for domestic shipments. Vendor shall (a) enclose a packing memorandum with each shipment and, if the shipment contains more than one package, identify the package containing the memorandum, and (b) mark Products as applicable for identification in accordance with Vendor's marking specifications (for example, model/serial number and month, year of manufacture).

          SECTION 4.  SUBCONTRACTORS

          4.1  Subcontractors.  Vendor may subcontract any portion of its
               --------------
obligations under this Contract, but no such subcontract shall relieve Vendor from primary responsibility and liability for the performance of Vendor's covenants and obligations under this Contract. Regardless of whether or not Vendor obtains approval from Owner with respect to use of a Subcontractor or whether Vendor uses a Subcontractor recommended by Owner, use by Vendor of a Subcontractor shall not, under any circumstances: (i) give rise to any claim by Vendor against Owner if such Subcontractor breaches its subcontract or contract with Vendor; (ii) give rise to any claim by such Subcontractor against Owner;
(iii) create any contractual obligation by Owner to the Subcontractor; (iv) give rise to a waiver by Owner of its rights to reject any Defects or Deficiencies or Defective Work; or (v) in any way release Vendor from being solely responsible to Owner for the Work to be performed under this Contract.

          4.2  Vendor's Liability. Vendor is responsible for all of its
               ------------------
obligations under this Contract, including the Work, regardless of whether a subcontract or supply agreement is made or whether Vendor relies upon any Subcontractor to any extent. Vendor's use of Subcontractors for any of the Work shall in no way increase Vendor's rights or diminish Vendor's liabilities to Owner with respect to this Contract, and in all events, except as otherwise expressly provided for herein, Vendor's rights and liabilities hereunder with respect to Owner shall be as though Vendor had itself performed such Work. Vendor shall be liable for any delays caused by any Subcontractor as if such delays were caused by Vendor.

          4.3  No Effect of Inconsistent Terms in Subcontracts. The terms of
               -----------------------------------------------
this Contract shall in all events be binding upon Vendor regardless of and without regard to the existence of any inconsistent terms in any agreement between Vendor and any Subcontractor whether or not and without regard to the fact that Owner may have directly and/or indirectly had notice of any such inconsistent term.

          4.4  Assignability of Subcontracts to Owner. Vendor shall use
               --------------------------------------
reasonable efforts to have each agreement between Vendor and a Subcontractor contain a provision stating that, in the event that Vendor is terminated for cause, convenience, abandonment of this Contract or otherwise, (i) each Subcontractor shall continue its portion of the Work as may be requested by Owner and (ii) such agreement may be assumed without penalty to Owner and, in order to create security interests, may be assigned by Owner to third parties designated by Owner, in either case at the option of Owner and for the same price and under the same terms and conditions as originally specified in such Subcontractor's agreement with Vendor.

          4.5  Removal of Subcontractor or Subcontractor's Personnel.  Owner
               -----------------------------------------------------
has the right at any time to request removal of a Subcontractor and/or any of a Subcontractor's personnel from Work on the System upon reasonable grounds and reasonable prior notice to Vendor. Such request (a "Request for Removal") shall
                                                     -------------------
be in writing and shall specify

Owner's reasoning therefor. Vendor promptly shall issue a written response to any such Request for Removal, specifying the reasoning for its disagreement or agreement, as the case may be, with the reasoning contained in the Request for Removal. If the parties fail to agree, this matter shall be handled in accordance with the dispute resolution procedures in Section 23. The exercise of such right by Owner shall have no effect on the provisions of subsections 4.1 and 4.2.

          4.6  Subcontractor Insurance. Vendor shall require its Subcontractors
               -----------------------
to obtain, maintain and keep in force, during the time they are engaged in providing Products and Services hereunder, insurance coverage of the types and levels customary in the industry (provided that the maintenance of any such Subcontractor insurance shall not relieve Vendor of its other obligations pursuant to this Contract). Vendor shall, upon Owner's request, furnish Owner with evidence of such insurance in form and substance reasonably satisfactory to Owner.

          4.7  Review and Approval not Relief of Vendor Liability.  No
               --------------------------------------------------
inspection, review or approval by Owner permitted under this Contract of any portion of the Work shall relieve Vendor of any duties, liabilities or obligations under this Contract, but nothing contained in this subsection shall be deemed a bar of any waiver given by Owner to Vendor pursuant to and in accordance with the terms of this Contract.

          4.8  Vendor Warranties.  Except as otherwise expressly provided in
               -----------------
Section 18, the warranties of Vendor pursuant to Section 18 shall be deemed to apply to all Work performed by any Subcontractor as though Vendor had itself performed such Work and to all Products supplied by any third-party vendor or other subcontractor as though Vendor itself had supplied such Products. Except as otherwise specifically provided in Section 18, the parties agree that such warranties shall not be enforceable merely on a "pass-through" basis but that Owner may, but shall not be obligated to, enforce such warranties of any Subcontractor to the extent that Owner determines that Vendor is not paying and/or performing its warranties; provided that any such election by Owner shall
                                  -------- ----
not relieve Vendor from any obligations or liability with respect to any such warranty.

          4.9  Payment of Subcontractors.  Vendor shall make all payments it is
               -------------------------
contractually required to make to all Subcontractors (except in the case of legitimate disputes between Vendor and any such Subcontractor arising out of the agreement between Vendor and such Subcontractor) in accordance with the respective agreements between Vendor and its Subcontractors such that no Subcontractor shall be in a position to enforce any liens and/or other rights against Owner, the System, any Products or any part thereof.

          4.10 Copies. Subject to any confidentiality obligations insisted upon
               ------
by third party providers, including Subcontractors, Vendor will use its good faith, reasonable efforts to provide Owner with any and all relevant agreements, understandings, subcontracts and other documents pertaining to the provision of Products or Services by a Subcontractor which Owner may reasonably require in order for it to be provided with the information necessary to exercise any of its rights under this Contract.

          4.11 Benefit of Subcontracts. In addition to anything else provided
               -----------------------
for in this Contract, Vendor shall make best commercially reasonable efforts to ensure that Owner shall be entitled to the following benefits and rights of Vendor under its contracts with any applicable third-party vendors or other
Subcontractors: all rights to conduct in-house tests, to receive notice of upgrades and enhancements and to purchase spare parts; provided however, that
                                                       -------- -------
Vendor shall maintain sole responsibility for all obligations and other duties under all such contracts.

          SECTION 5. PRICES AND PAYMENT

          5.1  Prices. (a) The prices for the Products, Services and other items
               ------
of Work for the Contract Term are set forth in Exhibits A01 - A10. The prices for Expansions are also set forth in Exhibit A04.

          (b)  Price Protection.  [***]
               ----------------

          5.2  Taxes. Owner shall reimburse Vendor for all present or future
               -----
taxes, levies, imposts, deductions, charges, withholdings and liabilities ("Taxes") imposed on Vendor by any Governmental Entity relating to the provision
  -----
of Products and Services by Vendor to Owner under this Contract, provided, however, that Owner shall not be liable for and shall not pay or reimburse Vendor for (i) any Taxes on or measured by the income or receipts of Vendor, and
(ii) any import or export taxes, fees, imposts or charges imposed by any Canadian or United States Governmental Entity on any of the Products or Services furnished to Owner hereunder for deliveries of such Products in the United States only. If Owner shall pay Taxes for which Vendor receives a credit, then Vendor shall reimburse to Owner an amount equal to such credit.

          5.3  Payment. Payment for the Products and Services to be supplied
               -------
pursuant to this Contract shall occur as follows (in each case following submission of an

[*] Certain material (indicated by an asterisk) has been omitted form this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

invoice by Vendor which shall properly document, to the reasonable satisfaction of Owner, all the items included):

          (a)  Systems

               (i)  Products for Systems provided hereunder: Except as set forth
                    ---------------------------------------
          in subsections (b) and (c) below,

                    (1) [*] of the amount of all Purchase Orders completed by
               Vendor with respect to a Site shall be invoiced upon shipment of the Products in respect of such Purchase Orders;

                    (2) [*] of the amount of all Purchase Orders completed by
               Vendor with respect to a Site shall be invoiced upon completion of Installation and Integration of the Products with respect to each Site;

                    (3) [*] of the amount of all Purchase Orders completed by
               Vendor with respect to a Site shall be invoiced upon the date Owner signs a Certificate of Substantial Completion that covers the Products forming part of such Purchase Orders; provided that in the event that a Certificate of Substantial Completion is not issued within five (5) Business Days after the Guaranteed Substantial Completion Date because of a delay in reaching Substantial Completion solely attributable to the failure or lack of performance of Owner to satisfy its obligations and commitments in a timely manner, such amount shall be invoiced on the fifth (5/th/) Business Day following the Guaranteed Substantial Completion Date; and

                    (4) the balance of all amounts due Vendor pursuant to
               completed Purchase Orders with respect to Products for a System shall be invoiced upon Final Acceptance of such System; provided, however, notwithstanding anything to the contrary contained in this Contract, the balance of all such amounts shall be due no later than [*] from Substantial Completion.

               (ii) Services for Systems provided hereunder: Except as set
                    ---------------------------------------
          forth in subsections (b) and (c) below,

                    (1) [*] of the amount of all Purchase Orders completed by
               Vendor with respect to a Site shall be invoiced upon completion of the Services in respect of such Purchase Orders;


[*] Certain material (indicated by an asterisk) has been omitted form this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                    (2) [*] of the amount of all Purchase Orders completed by
               Vendor with respect to a Site shall be invoiced upon the date Owner signs a Certificate of Substantial Completion that covers the Services forming part of such Purchase Orders; provided that in the event that a Certificate of Substantial Completion is not issued within five (5) Business Days after the Guaranteed Substantial Completion Date because of a delay in reaching Substantial Completion solely attributable to the failure or lack of performance of Owner to satisfy its obligations and commitments in a timely manner, such amount shall be invoiced on the fifth (5/th/) Business Day following the Guaranteed Substantial Completion Date; and

                    (3) the balance of all amounts due Vendor pursuant to
               completed Purchase Orders with respect to Services for a System shall be invoiced upon Final Acceptance of such System; provided, however, notwithstanding anything to the contrary contained in this Contract, the balance of all such amounts shall be due no later than [*] from Substantial Completion.

          (b)  Subcontracted Services: Services provided by Subcontractors shall
               ----------------------
be invoiced as performed, or as soon thereafter as practical but in no event more frequently than monthly.

          (c)  Expansions (Growth):
               -------------------

                   (1) [*] of the amount of all Purchase Orders completed by Vendor with respect to Products for which Vendor provides installation Services pursuant to an Expansion shall be invoiced upon shipment of such Products to the initial location specified on Owner's Purchase Order; and

                   (2) [*] of the amount of all Purchase Orders completed by Vendor with respect to Products for which Vendor provides installation Services pursuant to an Expansion shall be invoiced upon completion of installation of such Products; and

                   (3) [*] of the amount of all Purchase Orders completed by Vendor with respect to Products for which Vendor provides no installation Services pursuant to an Expansion shall be invoiced upon shipment of such Products.

          (d)  Payment of Invoices.  Owner shall pay the invoiced amounts, less
               -------------------
any disputed amounts, within ten (10) days from the date of transmission of Vendor's invoice. Delinquent payments are subject to a late payment charge after twenty (20) days at the rate

[*] Certain material (indicated by an asterisk) has been omitted form this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

of [*] per month, or portion thereof, of the amount due (but not to exceed the maximum lawful rate). Any disputed items which are determined to be validly billed are due for payment based upon the original invoice date.

          5.4  No Payment in Event of Material Breach. Subject to Subsection
               --------------------------------------
24.5, Owner shall have no obligation to make any payment for any Work with respect to which Vendor is in material breach of this Contract until and unless such breach is cured or waived by Owner in accordance with the terms of this Contract.

          5.5  In Revenue Payments. At any time during a period of delay Owner
               -------------------
may, in its sole discretion, decide to place a System which is subject to such delay into In Revenue Service. Such placement into In Revenue Service shall constitute Substantial Completion only for purposes of the payment obligations above, but shall not in any way relieve Vendor of any of its obligations under this Contract, including without limitation achieving a Guaranteed Substantial Completion Date nor shall such In Revenue Service trigger the commencement of the Initial Period.

          5.6  Currency and Place of Payment. Payments under this Contract shall
               -----------------------------
be made in US dollars and if such method of payment is acceptable to Owner, Owner shall pay all amounts due Vendor hereunder using Electronic Funds Transfer ("EFT"). EFT payments by Vendor shall be made to the following account of Vendor or such other account as is subsequently designated by Vendor in writing.

          [***]
          [***]
          [***]
          [***]

          SECTION 6.  AVAILABILITY OF INTEROPERABILITY SPECIFICATION ("IOS")
                      ------------------------------------------------------

          6.1  Availability of IOS.  Availability of IOS is described in Exhibit
               -------------------
S.

          SECTION 7.  [intentionally omitted]


          SECTION 8.  SERVICES

          8.1  Transportation. Vendor shall at Vendor's sole cost and expense
               --------------
provide for the transportation and delivery to the Sites of all the Products to be delivered pursuant to, and in accordance with, each Purchase Order and the terms of this Contract. In the event of any unusual Site selections or requirements which require transportation arrangements out of the ordinary course having regard to normal industry standards and practices (such as crane requirements, helicopter transportation requirements to a remote setting, etc.), Vendor

[*] Certain material (indicated by an asterisk) has been omitted form this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

shall arrange, subject to Owner's prior approval, for such exceptional transportation requirements from local staging facilities or warehouse locations to the unusual Site. Vendor shall notify Owner that it believes, in good faith, that exceptional transportation arrangements are necessary in the circumstances, and Vendor will consult with Owner on an approved course of action to complete delivery. Owner shall be responsible for all costs with respect to such exceptional transportation requirements in excess of transportation costs applicable to a standard Site.

          8.2  Services.  Vendor shall provide the Services ordered by Owner in
               --------
accordance with the provisions of the Exhibit hereto in respect of such Services, including, without limitation, the following Services: RF Design Services as stated in Exhibit M, construction management services as stated in Exhibits J1 and J2, and site construction services as stated in Exhibit K, architectural and engineering services as stated in Exhibits I1 and I2, RF Optimization Services as set forth in Exhibit N, Installation and Integration services as set forth in Exhibits L and O, and support services as stated in Exhibit T1.

          8.3  No Interference. Vendor shall install all Equipment and build
               ---------------
each of the Systems so as to cause no unauthorized interference with or obstruction to lands and thoroughfares or rights of way on or near which the installation work may be performed. Vendor shall exercise every reasonable safeguard to avoid damage to existing facilities, and if repairs or new construction are required in order to replace facilities damaged by Vendor due to its negligence or willful misconduct, such repairs or new construction shall be at Vendor's sole cost and expense. Vendor understands that many of the Sites may be co-located with other RF transmission facilities and Vendor shall take all necessary precautions and safety measures to ensure the safety of all of Vendor's and Subcontractors' personnel at such Sites. Owner shall use its best commercially reasonable efforts to ensure that no other third parties employed or engaged by Owner hinder or delay Vendor in the performance of its installation obligations hereunder.

          Vendor represents and warrants that all Products furnished hereunder shall comply, to the extent required, with the requirements of Part 24 of the Federal Communication Commission's Rules and Regulations (the "FCC Rules")
                                                               ---------
pertaining to personal communications services in effect upon delivery of such Product. In addition, Vendor represents and warrants that a Product furnished hereunder shall comply, to the extent required, with the requirements of Subpart J of Part 15 of the FCC Rules in effect upon delivery of such Product, including those sections concerning the labeling of such Product and the suppression of radio frequency and electromagnetic radiation to specified levels. Vendor makes no undertaking with respect to harmful interference caused by (i) unauthorized installation, repair, modification or change or Products not furnished by Vendor; (ii) Products being subject to misuse, neglect, accident or abuse by other than Vendor; (iii) Products being used in a manner not in accordance with operating instructions or in a suitable installation environment or operation of other equipment in the frequency ranges reserved for Owner within the applicable licensed area. Vendor assumes no responsibility under this clause for items not specified or supplied by Vendor. The foregoing warranties are collectively referred to as the "Compliance Warranty".
                    -------------------

          Vendor shall, when appropriate, have reasonable access to Owner's premises during normal business hours and at such other times as may be agreed upon by the parties in order to enable Vendor to perform its obligations under this Contract. Vendor shall coordinate such access with Owner's designated representative prior to visiting such premises. Vendor agrees to instruct its employees to comply with all site rules while on Owner's premises. The employees and agents of Vendor shall, while on Owner's premises, comply with all site rules and guidelines including, but not limited to, where required by government regulations. Neither party shall require waivers or releases of any personal rights from representatives of the other in connection with visits to its premises, and no such releases or waivers shall be pleaded by either party in any action or proceeding.

          For purposes of this Section, all references to "Owner's premises" and other similar references shall be deemed to refer to any location where a Site is to be located, which may include land or buildings owned or leased by Owner. To the extent that Owner does not own the premises, Vendor's obligations to adhere to site rules and guidelines shall include, without limitation, those rules and guidelines required by the owner, landlord or property manager having care and control of such premises, which Owner has provided to Vendor in advance of the commencement of the applicable Work hereunder.

          SECTION 9. MANUALS, ENGINEERING DRAWINGS AND TRAINING

          9.1  Documentation. Vendor shall provide the Documentation in the
               -------------
amounts and formats listed in Exhibit R. The Documentation shall be prepared in accordance with the relevant Specifications. Operating Manuals with up-to-date drawings, specifications and design sheets shall be available for the Training as set forth in subsection 9.4.

          9.2  Standards for Manuals.  All Operating Manuals and Maintenance and
               ---------------------
Instruction Manuals required to be provided by Vendor pursuant to this Contract shall be accurate and shall be:

          (a) detailed and comprehensive and prepared in conformance with the Specifications and generally accepted national standards of professional care, skill, diligence and competence applicable to telecommunications and operation practices for facilities similar to the Systems;

          (b) consistent with good quality industry operating practices for operating personal communications service systems of similar size, type and design;

          (c) sufficient to enable Owner to operate and maintain each System on a continuous basis; and

          (d) prepared subject to the foregoing standards with the goal of achieving operation of each System at the capacity, efficiency, reliability, safety and maintainability levels contemplated by this Contract and required by all Applicable Laws and Applicable Permits.

          9.3  Equipment and Data. Vendor shall furnish all drawings,
               ------------------
specifications, specific design data, preliminary arrangements and outline drawings of the Equipment and all other information as required in accordance with this Contract in sufficient detail to indicate that the Equipment and fabricated materials to be supplied under this Contract comply with the Specifications.

          9.4  Training. As more fully described in Exhibits A12 and A13, Vendor
               --------
shall provide to Owner a training program with respect to each System (collectively, the "Training"). Promptly upon execution of this Contract, Vendor
                    --------
shall establish a training coordinator, whose responsibility shall be to work with Owner to ensure that Owner receives the Training. Such coordinator (or his or her replacement) shall continue in such assignment until the receipt by Owner of all of the Training required to be provided.

          9.5  Manuals and Training. The Training and the Documentation provided
               --------------------
in connection herewith, including, without limitation, all Documentation provided in CD-ROM format and all documentation provided pursuant to subsections 9.2, 9.3 and 9.4 shall be updated in reasonable quantities at no additional cost to Owner pursuant to and in accordance with all Product upgrades and/or modifications applicable to any System and/or any part thereof.


          SECTION 10.  ACCEPTANCE PROCEDURES

          10.1  Acceptance Procedures.  Depending upon the specific Products and
                ---------------------
Services to be furnished by Vendor, and those tasks for which Owner shall assume responsibility, the parties, directly or through third-party vendors or other Subcontractors, as the case may be, shall carry out the following procedures.

          (a)  Factory Tests Owner may, at Owner's option and cost, be present
               -------------
at any factory testing conducted by Vendor. Upon request, Vendor shall give Owner ten (10) Business Days advance notice of any such factory testing relating to the types of Products or Services furnished by Vendor hereunder. Vendor shall cooperate with Owner to facilitate Owner's observation of such tests. Regardless of whether or not Owner observes any factory testing, Vendor agrees to, within a reasonable period of time in view of the nature and urgency of the request, upon written request by Owner, provide Owner with copies of all documentation relating to factory testing of the Product specified by Owner, including without limitation copies of test procedures, test results and FCC compliance certifications.

          (b)  Site Construction Substantial Completion At Owner's option,
               ----------------------------------------
Vendor shall perform all Site Construction activities with respect to Sites designated by Owner. Upon completion of all Site Construction with respect to each Site for which Owner has issued a Purchase Order directing Vendor to proceed with Site Construction activities, Vendor shall issue a Site Construction Substantial Completion Certificate ("Site
                                                  ----

Construction Substantial Completion Certificate") certifying that all Site
------------------------------------------------
Construction specified in the Purchase Order is substantially complete. Such certificate shall be accompanied by a Punch List of all incomplete items which items shall be completed by Vendor prior to Final Acceptance. Vendor shall offer construction management, architectural & engineering, site civil construction and antenna installation and testing as provided for in Exhibits J1, J2, I1, I2, and K and at pricing consistent with that set forth in Exhibit A03. In the event Owner performs Site Construction with respect to a Site, Owner shall issue the Site Construction Substantial Completion Certificate.

       (c)  Site Installation and Integration Completion Certificate.  Upon
            --------------------------------------------------------
completion of the installation of the BTS and other Products and the completion of integration activities in accordance with Exhibits L and O, Vendor shall issue a Site Installation and Integration Substantial Completion Certificate certifying that all installation and integration activities specified in the Purchase Order are substantially complete. Such certificate shall be accompanied by a Punch List of all incomplete items which items shall be completed by Vendor prior to Final Acceptance.

       (d)  Certificate of Substantial Completion.  Upon completion of RF
            -------------------------------------
Optimization Services and all testing with respect to a System in accordance with Exhibit N, Vendor shall issue a Certificate of Substantial Completion, which shall be in the form of a checklist listing all tests performed and the results thereof, and shall be accompanied by a Punch List of outstanding items (the "Certificate of Substantial Completion"). Upon its reasonable satisfaction
      -------------------------------------
that the Certificate of Substantial Completion is correct and complete, Owner shall promptly sign the Certificate of Substantial Completion.

       (e)  "Beta" Tests Upon written notice to Vendor, Owner shall be entitled,
             ------------
in its sole discretion to conduct beta testing, and in connection therewith Owner shall be entitled to add appropriate items to the Punch List prior to Final Acceptance.

       (f)  Certificate of Final Acceptance.  During the [*] period following
            -------------------------------
Substantial Completion (as extended as described below, the "Initial Period"), Vendor shall complete all outstanding Punch List items and Owner and Vendor shall monitor the System for outages and compliance with the Specifications. In event that all Punch List items have been completed during the Initial Period, all testing specified in Exhibit L has been satisfactorily completed and there have been no Major Outages, then at the end of the Initial Period Vendor shall issue a Certificate of Final Acceptance certifying the same. Upon its reasonable satisfaction that the Certificate of Final Acceptance is correct and complete, Owner shall sign the Certificate of Final Acceptance. In the event that a Major Outage occurs during the Initial Period, the Initial Period shall be extended (each, an "Extension Period") as follows: (i) if a Major Outage
                       ----------------
occurs on or prior to [*] after the commencement of the Initial Period, the Initial Period shall be extended for an additional [*], (ii) if a Major Outage occurs after [*] but on or prior to [*] after the commencement of the Initial Period, the Initial Period shall be extended for an additional [*], and (iii) if a Major Outage occurs after [*] but on or prior to [*] after the commencement of the Initial

[*] Certain material (indicated by an asterisk) has been omitted form this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

Period, the Initial Period shall be extended for an additional [*]; provided, however, the Extension Period shall be limited to a total of [*]. In the event a Major Outage occurs during any Extension Period, the Initial Period shall be further extended by an additional period of [*]; provided that, in the event that Final Acceptance has not occurred after [*] from Substantial Completion, Final Acceptance shall occur when the System has operated without a Major Outage for a period of [*] continuous [*] and all Punch List items are completed. Provided that Vendor has completed all Punch List items and all other requirements set forth in Exhibit L, Owner shall issue a Certificate of Final Acceptance not later than the end of the Initial Period (as extended) after receipt of notice from Vendor containing (i) a statement that Vendor has corrected the problem giving rise to the Major Outage or Major Outages, and (ii) a description of the corrections made. Documentation not already delivered to Owner pursuant to the terms of this Contract shall be delivered to Owner within ten (10) Business Days of Final Acceptance. With respect to each System, Owner shall not be required to sign the Certificate of Final Acceptance until all such Documentation has been so delivered (and Final Acceptance shall not be deemed to have occurred earlier than the date that is ten (10) Business Days prior to the date of delivery of such Documentation). In addition to, and without limiting the requirements set forth in the preceding sentence, the Operating Manuals and the Maintenance and Instruction Manuals shall be submitted to Owner in CD-ROM format (when available) in addition to hard-copy volume format if so requested by Owner.

        10.2  Costs and Expenses.  The costs and expenses of complying with all
              ------------------
acceptance procedures set forth above shall be borne by Vendor, provided that Owner remains responsible for completing those items identified as Owner's responsibility in the Exhibits.


        SECTION 11. CHANGE ORDERS AND SCHEDULING

        11.1  Change Orders.  Owner has the right to request expansions, other
              -------------
revisions and/or modifications to any Purchase Order or to the Work ("Changes"),
                                                                      -------
including but not limited to the Specifications, the manner of performance of the Work or the timing of the completion of the Work. All Changes shall be subject to the prior written consent of Vendor. All Changes shall be documented in a written order ("Change Order") which shall be executed by Owner and Vendor
                     ------------
and shall contain any adjustments to pricing, Milestone or other aspect of the Work as mutually agreed by the parties. Vendor shall promptly notify Owner of any such requested Changes which may materially affect the operation and/or maintenance of any System or any part thereof. In the event that the parties cannot agree on a Change Order within fifteen (15) days of submission of a Change Order by Owner to Vendor, the matter shall then be referred to dispute resolution pursuant to Section 23. Nothing contained in this subsection is intended to limit Vendor's right, from time to time, to make suggestions for modifications to the Work or the Specifications, provided that in any such event
                                                 -------- ----
Owner, in its sole and absolute discretion pursuant to the terms of this Contract may refuse to make any such modification or otherwise agree to issue a Change Order incorporating any such Vendor suggestion.

[*] Certain material (indicated by an asterisk) has been omitted form this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

     11.2  Cancellation.  Owner may at any time cancel, in whole or in part, any
           ------------
Purchase Order or Change Order upon advance written notice to Vendor. In the event of such cancellation, Owner shall pay to Vendor cancellation charges in accordance with Exhibits B1 and B2.


     SECTION 12. DISCONTINUED PRODUCTS AND CONTINUING PRODUCT SUPPORT

     12.1  Notice of Discontinuation. For a period of [*] for the Switch and [*]
           -------------------------
for all other Products furnished hereunder after the Effective Date, but in no event less than [*] after the date of shipment, Vendor agrees to provide Owner, and all Affiliates and Related Operators that have purchased Products hereunder, not less than [*] notice before Vendor discontinues manufacturing of or support for a Product ("Discontinued Products") furnished under this Contract. In
                ---------------------
respect of Products manufactured by a third party vendor, the notice period may vary. Where Vendor offers a product for sale that is equivalent in Form, Fit and Function in accordance with and pursuant to the Specifications, the notification period may vary but in no event shall be less than [*]. In the case of each Discontinued Product, Vendor shall furnish Products fully compatible with the relevant System Elements within the System prior to the time that a Product is discontinued during the appropriate [*] and [*] periods referenced above; provided that, nothing herein shall bar the Vendor from discontinuing individual items of Products as provided in and pursuant to this subsection. In the event that Vendor discontinues a Product, Vendor will meet with Owner and use reasonable, good faith efforts to develop a mutually acceptable transition plan that takes into account Owner's existing investment in the item scheduled for discontinuance.

     In addition to repairs provided for under any applicable Warranty, Vendor shall offer repair Services and repair parts in accordance with Vendor's repair and repair parts practices and terms and conditions then in effect, for Vendor-manufactured Equipment furnished pursuant to this Contract. Such repair Services and repair parts shall be available while Vendor is manufacturing or stocking such Products or repair parts, but in no event less than [*] for the Switch and [*] for all other Products after such Product's discontinued availability effective date. Vendor may use either the same or functionally equivalent products or parts which are new, remanufactured, reconditioned or refurbished in the furnishing of repairs or replacements under this Contract.

     If during the agreed-to support period following the issuance of notice of discontinuance, Vendor fails to provide repair parts and/or repair Services and a functionally equivalent replacement has not been designated, Vendor shall so advise Owner, to allow Owner to plan appropriately, and if Vendor is unable to identify another source of supply for such repair parts or services, Vendor shall, in addition to any other right or remedy available to Owner at law or in equity, provide Owner, at no additional charge to Owner, upon request, with non-exclusive licenses for Product manufacturing to the extent Vendor can grant such licenses, so that Owner will have sufficient information,

[*] Certain material (indicated by an asterisk) has been omitted form this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

ability and rights to have such Discontinued Products manufactured, or obtain such repair Service or repair parts from other sources. Such license shall include appropriate non-disclosure and confidentiality covenants.

     12.2  Discontinuation During Warranty Period.  If Vendor discontinues the
           --------------------------------------
availability of a Product during that Product's Warranty Period and Owner is required to purchase a replacement Product to replace the Discontinued Product in order to maintain the same functionality of the Discontinued Product in a System, Vendor agrees to grant Owner an additional [*] discount to be applied against the net price of all Products required to be purchased by Owner as replacements for such Discontinued Product, which additional discount shall be applied after the determination of the lowest price available to Owner pursuant to this Contract.

     12.3  Discontinuation After Warranty Period.  If Vendor discontinues the
           -------------------------------------
availability of a Product after that Product's Warranty Period, Owner shall be afforded no less favorable treatment in terms of Vendor's manufacturer's discontinuation programs offered to Vendor's other customers.

     SECTION 13.  SOFTWARE

     13.1  RTU License. Upon delivery of the Software, but subject to payment of
           -----------
the license fees specified in Exhibit A05, Owner is hereby granted a personal, non-exclusive, fully paid-up, multi-site (capability to move Software from site to site on prior notice to Vendor) right to use license for the Software ("RTU
                                                                           ---
License"), to operate the specific Equipment, processor or product line for
-------
which the licenses to use the Software are initially granted, or temporarily on any comparable replacement if any such Equipment, processor or product line becomes inoperative. Owner shall use such Software only for its own internal business operation, or, in the case where the Software is purchased by or on behalf of Affiliates or Related Operators, for the internal business operations of such Affiliates and Related Operators. The RTU License grants Owner no right to, and Owner will not, sublicense such Software or modify, decompile, reverse engineer, or disassemble, or in any other manner decode Software furnished as object code for any reason, including without limitation, to generate corresponding source code provided in each of the Systems. Except as provided below, no license is granted to Owner to use the Software outside of the United States.

     In the event that Owner wishes to use the Software on associated equipment outside of the United States or to transfer Software to an affiliate or third party transferee located outside the United States, Vendor shall not unreasonably withhold its consent to such use or transfer, provided that Vendor or the transferee, as the case may be, enters into an appropriate license agreement with an affiliate of Vendor carrying on business in the territory in which the Software is to be located, on terms substantially similar to the RTU License terms set forth herein, provided, however, that Owner acknowledges and agrees that support and maintenance obligations set forth herein are only applicable for Software resident on Equipment located within the United States. Support and maintenance Services



[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

offered by Vendor's affiliates differs in various different territories, and will be subject to the local practices maintained in such territory.

     13.2  Owner's Obligations.  Owner agrees that the Software, whether or not
           -------------------
modified, and all copies thereof made by Owner, shall be treated as trade secrets and proprietary to Vendor, its Subcontractors or its suppliers, as appropriate and Owner shall:

     (a)  Utilize the Software solely in conjunction with a System; provided
                                                                    --------
that Vendor acknowledges that the Software shall be integrated across interfaces
----
with systems, equipment and software provided by other suppliers and customers;

     (b) Ensure that all copies of the Software shall, upon any reproduction by Owner authorized by Vendor and whether or not in the same form or format as such Software, contain the same proprietary, confidentiality and copyright notices or legends which appear on the Software provided pursuant hereto; and

     (c) Hold secret and not disclose the Software to any person, except to (i) such of its employees, contractors, agents or affiliates that are involved in the operation or management of a System and need to have access thereto to fulfill their duties in such capacity, or (ii) other Persons who need to use such Software to permit integration of a System with systems and software of other suppliers and customers; provided that such persons agree, or are
                               -------- ----
otherwise obligated, to hold secret and not disclose the Software to the same extent as if they were subject to this Contract, and provided further that if any such Person is a competitor of Vendor involved in the manufacture of communications equipment, software or related services, Vendor must approve such use on a case-by-case basis on commercially reasonable terms and such use shall be subject to an appropriate non-disclosure agreement.

     (d) When and if Owner determines that it no longer needs the Software or if Owner's license is canceled or terminated pursuant to the terms of this Contract, return all copies of such Software to Vendor or follow reasonable written disposition instructions provided by Vendor. If Vendor authorizes disposition by erasure or destruction, Owner shall remove from the medium on which Software resides all electronic evidence of the Software, both original and derived, in such manner that prevents subsequent recovery of such original or derived Software.

     (e) Owner shall not copy Software embodied in firmware and unless otherwise specifically provided in this Contract, Owner is not granted any right to modify Software furnished by Vendor under this Contract.

     13.3  Backwards Compatibility. Vendor represents and warrants (the
           -----------------------
"Software Backwards Compatibility Warranty") that each Software Maintenance
------------------------------------------
Release, Software Upgrade and Software Enhancement will be Backwards Compatible. [***]



[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

     13.4  Transfer and Relocation.  (a) In the event Owner or any successor to
           -----------------------
Owner's title in the Products (i) elects to transfer a Product to a third party, and where such Product shall remain in place and used for substantially the same purpose as used by Owner and where such third party resides in the United States and is not a direct competitor of Vendor involved in the manufacture of communications equipment, software or related services, or (ii) elects to transfer Products to an affiliate, Owner may transfer its RTU License for the Software furnished under this Contract for use with such Product, without the payment of any additional Software right-to-use fees by the transferee. For example, if the RTU License for the Software contains usage or per subscriber limits, or the processor to be used by transferee requires additional memory or hard disk space additional payments or purchases may be required. The following conditions shall apply to transfers and relocations pursuant to this subsection 13.4:

     (A) The right to use such Software may be transferred only together with the Products with which Owner has a right to use such Software, and such right to use the Software shall continue to be limited to use with such Products;

     (B) Before any such Software is transferred, Owner shall notify Vendor of such transfer and the transferee shall have agreed in writing (a copy of which shall be provided to Vendor) to keep the Software in confidence and to corresponding conditions respecting possession and use of Software as those imposed on Owner in this Contract; and

     (C) The transferee shall have the same right to Software warranty and Software maintenance for such Software as the transferor, provided the transferee continues to pay the fees, including recurring fees, if any, associated with such Software warranty or maintenance pursuant to this Contract.

     (b) Except as otherwise provided in this Contract, Owner or any successor to Owner's title in the Products shall have no right to transfer Software furnished by Vendor under this Contract without the consent of Vendor, which consent shall not be unreasonably withheld. If Owner or such successor elects to transfer a Product purchased under this Contract for which it does not under this Contract have the right to transfer related Software, Vendor agrees that upon written request of the transferee of such Product, or of Owner or such successor, Vendor shall not without reasonable cause fail to grant to the transferee a license to use such Software with the Products, whether to be located within the United States or elsewhere, upon payment of a relicensing fee to Vendor on commercially reasonable terms acceptable to Vendor.

     13.5  Termination and Survival.  The rights and obligations of Owner under
           ------------------------
the RTU License shall survive the termination of this Contract, regardless of the cause of termination provided Owner has met its material obligations hereunder and has rendered all payments in accordance with this Contract. In the event that Owner materially breaches its obligations hereunder with respect to the RTU License, and if Vendor has provided Owner with prior written notice describing the alleged material breaches and given Owner a reasonable time (in no event less than thirty (30) days) to cure any such breaches, Vendor may terminate Owner's RTU License. In the event that Owner fails to pay applicable license fees, Vendor may terminate Owner's right to use the Software to which such fees apply; provided that, Vendor provided written notice of such breach to Owner and Owner failed to make payment within ten (10) days from Vendor's notice thereof. Such terminated rights shall be immediately reinstated upon payment of all applicable license fees. In no event other than as set forth in this subsection 13.5 may Vendor terminate Owner's right to use the Software. Notwithstanding any other provision of this Contract, if there is a dispute, pending final resolution of such dispute, all of Owner's rights under this Contract shall continue in full force and effect, and Vendor will not terminate the RTU License, and so long as Owner continues to pay Vendor applicable fees, Vendor will not terminate, suspend, interrupt or delay maintenance and support of the Software.

     13.6  Access to Source Codes. Vendor represents and warrants that as of the
           ----------------------
date hereof, Vendor has not established a Source Code escrow for any of its existing customers. In the event that Vendor establishes a Source Code escrow in the future which applies to any of the Software furnished to Owner hereunder, Vendor shall add Owner as a beneficiary of such Source Code escrow, and Owner shall be entitled to receive a copy of the escrowed Source Code in the event of the occurrence of any of the events set out below. In addition to the foregoing, Vendor shall immediately deliver and hereby grants Owner a right to access the Source Code and to modify the Software (the "RTM License") for the
                                                        -----------
maintenance, enhancement and support of those Products purchased from Vendor and owned or operated by Owner under the following circumstances, provided that any such released Source Code shall be subject to the confidentiality provisions set forth in this Contract:

               (i) if Vendor becomes insolvent, makes a general assignment for the benefit of creditors, files a voluntary petition in bankruptcy or an involuntary petition in bankruptcy is filed against Vendor which is not dismissed within sixty (60) days, or suffers or permits the appointment of a receiver for its business, or its assets become subject to any proceeding under a bankruptcy or insolvency law, domestic or foreign, or has liquidated its business, or Vendor, or a business unit of Vendor that is responsible for maintenance of the Software, ceases doing business without providing for a successor, and Owner has reasonable cause to believe that any such event shall cause Vendor to be unable to meet its Warranty service or support requirements hereunder; or

               (ii) if Vendor ceases to maintain or support a previously supported version of the Software and Owner cannot obtain, with Vendor's assistance (for example, by providing a third party with Source Code or by any other appropriate method) the same support services Vendor is required to provide under this Contract from another entity (either working with or independently from Vendor) at a price that is equal to or less than the prices for such support as provided herein, or there is a persistent and material failure by Vendor to provide the

     Warranty service or support it is required to provide pursuant to the terms of this Contract.

          13.7  Ownership of Intellectual Property.  Vendor shall own all forms
                ----------------------------------
of intellectual property rights (including, but not limited to, patent, trade secret, copyright and mask rights) pertaining to the Software, and shall have the right to file for or otherwise secure and protect such rights. The foregoing notwithstanding, the parties understand and agree that from time to time Owner may independently devise, develop or otherwise create ideas or other concepts for services or new products which are patentable or otherwise capable of receiving protection from duplication. In such event, Owner shall have the right to apply for a patent in accordance with applicable law, provided, however, that notwithstanding this subsection, Vendor does not hereby relinquish or release any of its intellectual property rights.


          SECTION 14. SOFTWARE AND EQUIPMENT CHANGES

          14.1  Software.
                --------

          14.1.1  Software Upgrades, Software Maintenance Releases, Software
                  ----------------------------------------------------------
Enhancements and Combined Releases.  During the Contract Term, Owner shall
----------------------------------
receive all base Software releases and all Software Maintenance Releases, Software Upgrades, Software Enhancements and Software Combined Releases applicable to Software for Products for which Owner has obtained a RTU License at such times as they become generally available to Vendor's customers. Owner shall also be entitled to receive Optional Software Features upon payment of the appropriate fees determined in accordance with Exhibit A05. Owner may elect to purchase such Optional Software Features on a per feature basis, or purchase annual buy-out rights on a per market basis, permitting Owner to select those features it wishes to deploy in the relevant market. During the Contract Term, Vendor will use commercially reasonable efforts to work jointly with Owner and Owner's third party equipment or service suppliers with respect to the integration of such third party's equipment or services with Owner's System(s).

          14.1.2  Notice.  Vendor shall give Owner, or cause Owner to be given
                  ------
not less than ninety (90) days prior written notice of the introduction of any Software Enhancement release or any Software Combined Release or any optional Software release. In addition, in each February and August of each year during the term of this Contract, Vendor shall provide, or cause to be provided, to Owner a forecast of future Software Enhancement releases, Software Upgrades, or Software Combined Releases or any optional Software release, as the case may be, then currently being developed by or on behalf of Vendor.

          14.1.3  Installation, Testing and Maintenance.  The installation and
                  -------------------------------------
testing of the Software by Vendor and the acceptance thereof by Owner shall be performed in accordance with the criteria set forth in Exhibits L and O.

          14.1.4  Software Fixes.  In the event that any Software Maintenance
                  --------------
Release, Software Upgrade, Software Enhancement or Software Combined Release supplied by Vendor during the term of this Contract has the effect of preventing any System or any part thereof from satisfying, or performing in accordance with the Specifications or the Exhibits or otherwise adversely affects the functionality or features of any System or any part thereof, then Vendor shall promptly retrofit or take such other corrective action as may be necessary to ensure that any System or any such affected part, as modified to include each such Software Maintenance Release, Software Upgrade, Software Enhancement or Software Combined Release, shall satisfy, and perform in accordance with, the Specifications and the Exhibits and restore all pre-existing functionality and features as well as provide any new features and functionality provided by any of the foregoing modifications, in each case without any charge to Owner (other than payment of the applicable fees pursuant to the terms of this Contract). Notwithstanding anything contained herein in this subsection to the contrary, Owner shall be responsible for the cost of any additional Equipment required to accommodate additional capacity, memory or processing requirements necessitated by any new Software feature or Optional Software Feature which Owner elects to use (provided such use by Owner is optional without losing the benefit of the Software Maintenance Release or Software Upgrade) which are contained in any such Software Upgrade, Software Enhancement or Software Combined Release; provided, however, that Owner shall not be required to pay for any additional Equipment required to accommodate additional capacity, memory or processing requirements necessitated by implementation of a required Software Maintenance Release, whether or not such Software Maintenance Release is issued as a stand-alone release, or is contained within a Software Upgrade, Software Enhancement or Software Combined Release.

          14.2  Equipment.
                ---------

          14.2.1  Equipment Upgrades.  (a)  Equipment Upgrades will be provided
                  ------------------
to Owner by Vendor at no charge to Owner as provided in subsection 14.2.1(b) below. Equipment Enhancements must be provided to Owner by Vendor, if requested by Owner, and Owner is obligated to make payment therefor in an amount that is specified on Exhibit A04. If Vendor at any time issues an Equipment Upgrade which is combined with any Equipment Enhancement (collectively, the "Equipment
                                                                     ---------
Combined Release") to such Equipment, the Equipment Combined Release will be
----------------
provided at no charge to Owner unless and until Owner uses any of the Equipment Enhancements included within the Equipment Combined Release, provided such use by Owner of such Equipment is optional without losing the benefit of the Equipment Upgrade.

          (b) (i) After a Product has been shipped to Owner, if Vendor issues an Equipment Upgrade or Equipment Enhancement, or where a modification to correct an error in field documentation is to be introduced, Vendor will promptly notify Owner of such change through Vendor's design change management system or another Vendor notification procedure. Each change notification, whether or not it bears a restrictive legend, will be subject to the confidentiality obligations provided in subsection 26.18, except that such information may be reproduced by Owner for Owner's use as required within the System. If Vendor has engineered, furnished, and installed a Product which is subject to an Equipment

Upgrade, Vendor will implement such change, at its sole cost and expense, if it is announced within [*] for the Switch and [*] for all other Products from the date of shipment of that Product, and subject to the reasonable review and acceptance of Owner at such times as Owner reasonably determines that it needs to review such Vendor decision, by either (A) modifying the Product at Owner's site; (B) modifying the Product which Owner has returned to Vendor in accordance with Vendor's reasonable instructions pursuant to and in accordance with the terms of this Contract; or (C) replacing the Product requiring the change with a replacement Product for which such change has already been implemented. If Vendor has not engineered the original Product application and accordingly office records are not available to Vendor, Vendor will provide the generic change information and associated parts for Owner's use in implementing such change.

          (ii) In any of the instances described in clause (i) above, if Vendor and Owner agree that a Product or part thereof subject to such change is readily returnable, without incurring any significant time or expense, Owner, at its expense, will remove and return such Product or part to Vendor's designated facility within the United States and Vendor, at its sole expense, will implement such change (or replace it with a Product or part for which such change has already been implemented) at its facility and return such changed (or replacement) Product or part at its sole cost and expense to Owner's designated location within the United States. Any such reinstallation of Products which were readily returnable will be performed by Owner at its sole expense, provided such reinstallation can be done by Owner without incurring any significant time or expense. In all other circumstances, Vendor shall provide such removal, repair and reinstallation Services at its sole cost and expense.

          (iii) If Owner does not make or permit Vendor to make an Equipment Upgrade as stated above within the appropriate [*] or [*] period from the date of change notification or such other period as Vendor may agree, subsequent changes, repairs or replacements affected by the failure to make such change may, at Vendor's option, be invoiced to Owner whether or not such subsequent change, repair or replacement is covered under the warranty provided in this Contract for such Product. If requested by Owner, Equipment Upgrades announced more than the appropriate [*] or [*] period from the date of shipment will be implemented at Owner's expense.

          (iv) If Vendor issues an Equipment Enhancement after a Product has been shipped to Owner, Vendor will promptly notify Owner of such change if it is being offered to any of Vendor's customers. Except as otherwise set forth above in subsection 14.2.1(b), when an Equipment Enhancement is requested by Owner, the pricing set for such Equipment Enhancements will be at Vendor's standard charges subject to the applicable discounts set forth in Exhibit A01.

          (v) All change notifications for Equipment Upgrades and Equipment Enhancements provided by Vendor to Owner pursuant to the terms of this Contract must contain the following information: (A) a detailed description of the change; (B) the reason for the change; (C) the effective date of the change; and
(D) the implementation schedule for such change, if appropriate.


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

          14.2.2  Notice.  Vendor shall give, or shall cause to be given to,
                  ------
Owner not less than ninety (90) days prior written notice of the introduction of any Equipment Enhancement or any Equipment Combined Release. In addition, in each February and August of each year during the Contract Term, Vendor shall provide Owner with a forecast of future Equipment Enhancements to the Equipment or Equipment Combined Releases then currently being developed by or on behalf of Vendor.

          14.2.3  Installation, Testing and Acceptance.  The Installation and
                  ------------------------------------
testing of the Equipment by Vendor and the acceptance thereof by Owner shall be performed in accordance with the Exhibits and pursuant to the Milestones contained in the Exhibits.

          14.2.4  Equipment Fixes.  In the event that any Equipment Upgrade or
                  ---------------
Equipment Enhancement, directly or indirectly, supplied by Vendor during the appropriate [*] or [*] period following the Effective Date or during the [*] period following the date of shipment of such Equipment Upgrade or Equipment Enhancement, has the effect of preventing any System or any part thereof from satisfying, or performing in accordance with, the Specifications or otherwise adversely affects the functionality, interoperability or features of any System, or any part thereof then Vendor shall without any charge to Owner promptly retrofit or take such other corrective action as may be necessary to assure that any System or any such affected part, as modified to include each such Equipment Upgrade and Equipment Enhancement, shall satisfy, and perform in accordance with, the Specifications and restore all pre-existing functionality and features as well as provide any features and functionality provided by any of the foregoing modifications.

          14.2.5  Equipment Backwards Compatibility Warranty. Vendor represents
                  ------------------------------------------
and warrants (the "Equipment Backwards Compatibility Warranty") that each New
                   ------------------------------------------
Equipment Release will be Backwards Compatible, provided that it is implemented within the specified time provided with each New Equipment Release. [***]


          14.2.6  3G1X.  Vendor commits to deliver 1xRTT voice Hardware and
                  ----
Software on or before [*]. Vendor plans on making 3xRTT voice Software available in the [*]. Such 1xRTT and 3xRTT Software will address the following key aspects:

     i. Provide new and innovative data services implemented over packet data network with CDMA,

    ii. Support requirements for the deployment of high-speed wireless data offerings with increased RF capacity, and

   iii.   Support the deployment of advanced wireless service offerings.



[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

          14.2.7  System Capacity Guarantee. Vendor guarantees embedded sector
          ---------------------------------
erlang capacity according to the following table ("Capacity Guarantee").

[***]


     Vendor's Capacity Guarantee as set forth above is based on the following parameters:

     1.  [***]

     2. Vendor must have performed RF Design and RF Optimization for each cluster within such System.

     3. The applicable Switch and BSC for such System must be loaded with Vendor's recommended datafill.

     4.  User traffic within each cluster must be uniformly distributed.

     5.  Owner has deployed Vendor's half-rate paging within such System.

     6.  [***]

     7.  [***]

     8.  [***]

     9.  MCTA must be configured for balanced loading.

     10. The Capacity Guarantee is based on Erlang B tables.

          14.2.8  1xEV.  Vendor plans to develop and provide to Owner technology
                  ----
commonly referred to as 1xEV, or an equivalent CDMA based technology of a published standard that has gained industry market acceptance and is capable of the effective data rate and network capacity standards as stated in the finalized publication of 1xEV.


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

          14.3  Notice of Developments.
                ----------------------

          14.3.1  Vendor Developments.  Vendor shall provide Owner, or cause to
                  -------------------
be provided to Owner, through Owner's chief technical officer (or in the absence of such officer, to Owner's chief executive officer), with reasonable written notice of any Product developments, innovations and/or technological advances (collectively "Vendor Developments") relevant to the System simultaneous to
               -------------------
giving such notice to any other customer or otherwise making any such Vendor Development public; provided that Vendor shall not be obligated to provide Owner
                    -------- ----
such notice before any other customer if doing so would breach any contractual obligation to any other customer, provided further that any such notice need not include any information originated by another customer of Vendor which is proprietary to such other customer of Vendor. For the purposes of this subsection the term "Vendor" includes Vendor and its affiliates and subsidiaries.

          14.3.2  Participation in Testing.  Owner has the right, but not the
                  ------------------------
obligation, to witness and/or participate in any initial testing of Vendor Developments; provided that any such initial testing of Vendor Developments
              -------- ----
shall be subject to (i) scheduling as reasonably determined by Vendor, (ii) the qualification that Owner's System meets the technical requirements for the testing of such Vendor Development as reasonably determined by Vendor (or otherwise that Owner is willing to update such System to meet such requirements), (iii) Owner's acknowledgment that it shall be able to provide the resources necessary to implement the initial testing for such Vendor Development, and (iv) Owner and Vendor executing a verification office testing agreement that identifies the scope, terms, pricing, responsibilities and schedule related to the initial testing of such Vendor Development. Vendor shall provide Owner at least thirty (30) days' prior written notice of its intent to test any such Vendor Development and upon Owner's written request Vendor shall allow Owner to participate in such testing upon terms and in a testing environment reasonably acceptable to the parties at such time. Such rights shall not apply to a Vendor Development originated by another customer of Vendor which includes information which is proprietary to such other customer.

          14.3.3  Quarterly Notices.  Vendor shall make reasonable efforts to
                  -----------------
collect and distribute on a quarterly basis a list of new Software bugs, problems, fixes, etc., provided that Vendor shall not be required to distribute confidential information of any other customer.


          SECTION 15.  INTELLECTUAL PROPERTY

          15.1  Intellectual Property.  Neither Owner nor Vendor shall publish
                ---------------------
or use any advertising, sales promotion, press releases or publicity matters relating to this Contract without the prior written approval of the other, in accordance with Section 26.13.

          15.2  Infringement.  (a) Vendor agrees that it shall defend,
                ------------
indemnify and hold harmless, at its own expense, all suits and claims against Owner, Affiliates and Related

Operators, and the respective officers, directors, employees and affiliates of each of the foregoing (collectively, the "Owner Indemnified Parties"), for
                                          -------------------------
infringement or violation of any patent, trademark, copyright, trade secret or other intellectual property rights of any third party enforceable in the United States or in any other territory where Vendor has approved the deployment or use of Products under this Contract (collectively, "Intellectual Property Rights"),
                                                ----------------------------
covering, or alleged to cover, the Products or any component thereof. Vendor agrees that it shall pay all sums, including without limitation, reasonable attorneys' fees and other costs incurred at Vendor's written request or authorization, which, in defense of, by final judgment or decree, or in settlement of any suit or claim to which Vendor agrees, may be assessed against, or incurred by, any of the Owner Indemnified Parties on account of such infringement or violation, provided that the Owner Indemnified Parties involved shall cooperate in all reasonable respects with Vendor and its attorneys in the investigation, trial and defense of such lawsuit or action and any appeal arising therefrom; provided, however, that the Owner Indemnified Parties may, at their own cost, participate in the investigation, trial and defense of such lawsuit or action and any appeal arising therefrom. The parties shall cooperate with each other in any notifications to insurers. If a claim for Losses (a "Claim") is to be made by a party entitled to indemnification hereunder against
 -----
Vendor, the party claiming such indemnification shall give written notice (a "Claim Notice") to Vendor as soon as practicable after the party entitled to
 ------------
indemnification becomes aware of any fact, condition or event which may give rise to Losses for which indemnification may be sought under this Contract, provided, however, no delay on the part of the Owner Indemnified Parties in notifying Vendor shall relieve Vendor from any obligation hereunder unless (and then solely to the extent) Vendor is thereby materially prejudiced. If any lawsuit or enforcement action is filed against any party entitled to the benefit of indemnity hereunder, written notice thereof shall be given to Vendor as promptly as practicable (and in any event within fifteen (15) calendar days after the service of the citation or summons). Vendor shall be entitled, if it so elects, (i) to defend such lawsuit or action, (ii) to employ and engage attorneys of its own choice to handle and defend the same, at Vendor's cost, risk and expense, and (iii) to compromise or settle such Claim, which compromise or settlement shall be made only with the written consent of the Owner Indemnified Parties involved (which may not be unreasonably withheld), unless such compromise or settlement includes an unconditional release of any claims against the Owner Indemnified Parties in which event such written consent of the Owner Indemnified Parties shall not be required. If Vendor fails to assume the defense of such Claim within fifteen (15) calendar days after receipt of the Claim Notice, the Owner Indemnified Parties against which such Claim has been asserted will (upon delivering notice to such effect to Vendor) have the right to undertake, at Vendor's cost and expense, the defense, compromise or settlement of such Claim on behalf of and for the account and risk of Vendor. In the event an Owner Indemnified Party assumes the defense of the Claim due to the Vendor's failure to assume the defense of such claim within fifteen (15) calendar days, such Owner Indemnified Party will keep Vendor reasonably informed of the progress of any such defense, compromise or settlement. Vendor shall be liable for any settlement of any action effected pursuant to and in accordance with this Contract and for any final judgment (subject to any right of appeal), and Vendor agrees to indemnify and hold harmless the Owner Indemnified Parties from and against any Losses by reason of such settlement or judgment.

     (b) Vendor's obligation under this subsection shall not extend to alleged infringements or violations that arise because the Products provided by Vendor are used in combination with other products furnished by third parties and where any such combination was not installed, recommended or approved by Vendor.

     15.3  Vendor's Obligation to Cure.  If in any such suit so defended, all or
           ---------------------------
any part of the Products or any component thereof is held to constitute an infringement or violation of Intellectual Property Rights of others and its use is enjoined, or if in respect of any claim of infringement or violation Vendor deems it advisable to do so, Vendor shall at its sole cost, expense and option take one or more of the following actions: (i) procure the right to continue the use of the same without interruption for Owner and any Affiliates and Related Operators; (ii) replace the same with non-infringing Products that meets the Specifications in accordance with the terms of this Contract; or (iii) modify said Products, any System or any component thereof so as to be non-infringing, provided that the Products, any System or any component thereof as modified meets all of the Specifications. In the event that Vendor is not able to cure the infringement pursuant to clause (i), (ii) or (iii) in the immediately preceding sentence, in addition to the other rights and remedies provided in this Section 15, Vendor shall refund to Owner (or Affiliate or Related Operator that have placed Purchase Orders under this Contact) the full purchase price paid by Owner (or Affiliate or Related Operator) for such infringing Product or feature, and Owner (or such Affiliate or Related Operator) shall return to Vendor such infringing Product or feature; provided that, Vendor shall only be obligated to refund such purchase price for a period (from the effective date of the Contract) of [*] for Switch related Products and [*] for other Products. For those infringing Products not readily returnable by Owner, or where Owner cannot de-install and remove such infringing Products without incurring significant time and expense, Vendor shall, at its expense, de-install and remove such infringing Products.

     15.4  Exclusions From Vendor's Obligations. Vendor's obligations under this
           --------------- --------------------
Section 15 shall not apply to any infringement or violation of Intellectual Property Rights that is caused by unauthorized modification of the Products, any System or any component thereof by Owner or infringement that arises from use or combination of the Products with other products not supplied or approved by Vendor, or that arises from adherence to instructions to apply Owner's trademark, trade name or other company identification to a Product, or any infringement caused solely by Owner's use and maintenance of the Products other than in accordance with the Specifications, except as authorized or permitted by Vendor. Owner shall indemnify Vendor against all liabilities and costs, including reasonable attorneys' fees, for defense and settlement of any and all claims against Vendor for Owner's (and Affiliate's and Related Operator's) infringements or violations described in this subsection.

     15.5  Infringement Related To OEM Equipment.  Vendor shall have no
           -------------------------------------
liability whatsoever for any patent, copyright or any other intellectual property right infringement arising from Owner's use of OEM Equipment, and Vendor makes no express or implied warranty of non-infringement with respect thereto. In the event of an

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

infringement claim by a third party alleging infringement of patent, trademark, copyright or violation of trade secrets or proprietary rights because of, or in connection with, OEM Equipment furnished pursuant to this Contract, Vendor shall attempt to assign any of its indemnity rights for such infringement claim to Owner. If Vendor is unable to assign such indemnity rights to Owner, Vendor shall enforce its indemnity rights against the applicable OEM Equipment supplier and pass through indemnity amounts to which Vendor and/or Owner is entitled, and in such event Owner agrees to comply with any commercially reasonable obligations required by the OEM Equipment supplier in order for Vendor to enforce such rights.

     15.6  Liability of Vendor.  The liability of Vendor with respect to any and
           -------------------
all claims, actions, proceedings or suits by third parties alleging infringement of patents, trademarks, or copyrights or violation of trade secrets or proprietary rights because of, or in connection with, any items furnished pursuant to this Contract shall be limited to the specific undertakings contained in this Section 15 and Section 20 of this Contract.

     SECTION 16.  DELAY

     16.1  Liquidated Damages.   The parties agree that damages for delay are
           ------------------
difficult to calculate accurately and not reasonably determinable at the time of execution of this Contract, and, therefore, agree that liquidated damages (the "Liquidated Damages") shall be paid for non-performance or late performance of
-------------------
Vendor's obligations to achieve a Guaranteed Substantial Completion Date, to satisfy the Capacity Guarantee, or for Major Outages as described below, for reasons not otherwise excused by Force Majeure or Owner's failure to satisfy its obligations set out in this Contact. The parties agree that Liquidated Damages are intended to compensate Owner for the delayed or late performance by Vendor and are not a penalty.

     16.2  Delay and Default for Substantial Completion.  In the event Vendor
           --------------------------------------------
fails to achieve (other than as permitted by this Contract) the Substantial Completion of a System on or before the Guaranteed Substantial Completion Date for such System or during a ten day cure period following such date, Vendor shall pay [*] in arrears, commencing on the [*] after the Guaranteed Substantial Completion Date, Liquidated Damages to Owner in an amount equal to [*] (pro-rated on a daily basis for periods of time less than one week) of the total amount of all Purchase Orders relating to the System with respect to which Vendor has so failed, until the achievement of Substantial Completion; provided that, in no event shall the amount of Liquidated Damages so paid in respect to failure to achieve Substantial Completion of a System as set forth above exceed [*] of the total amount of all Purchase Orders relating to the System with respect to which Vendor has so failed.

     16.3  Major Outage Damages.  In the event that Vendor is delayed in
           --------------------
achieving Final Acceptance by greater than [*] from the applicable Guaranteed Substantial Completion Date, or such later date as the parties may agree upon, for reasons solely (as such term is defined in the definition of Major Outage)

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

attributable to Vendor, and a Major Outage occurs after such period of time and prior to Final Acceptance, Vendor shall be liable to Owner [*] in an amount equal to [*] of the total amount of all Purchase Orders relating to the System with respect to which Vendor has so failed for each Major Outage that occurs during such time period, as Liquidated Damages; provided, however, that the Liquidated Damages so paid in respect to this subsection shall not cumulatively exceed a total of [*] of the net price of the Purchase Orders related to the System so affected. The payment of Liquidated Damages in the form of purchase credits as described herein constitutes Owner's sole and exclusive remedy in the event of a Major Outage as described herein.

     16.4  System Capacity Guarantee Remedy. [***]
           --------------------------------

     16.5  Limitation.  The foregoing provisions concerning Liquidated Damages
           ----------
shall not be deemed to limit the amount payable by Vendor to Owner for breach of contract or in tort, except for amounts payable on account of delay as aforesaid, provided, however

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

that the payment of Liquidated Damages shall be Owner's sole remedy for delays giving rise to the Vendor's obligation to pay Liquidated Damages.

     16.6  Early Completion Bonus.  With respect to a System, Vendor shall be
           ----------------------
entitled to an early completion bonus from the Owner in the event that Substantial Completion with respect to such System occurs on or prior to the date that is [*] prior to the Guaranteed Substantial Completion Date for such System. Such early completion bonus shall be equal to [*] (pro-rated on a daily basis for periods of time less than one week) of the total amount of all Purchase Orders relating to such System, based on the number of days that Substantial Completion occurs prior to the date that is [*] prior to the Guaranteed Substantial Completion Date for such System.

     16.7  Purchase Credits.  Purchase credits provided to Owner under this
           ----------------
Contract shall not be used by Owner towards OEM Equipment or Services. Any purchase credits provided to Owner under this Contract shall not reduce the total price of any Purchase Order by more than [*]. Purchase credits not used within [*] from the date such purchase credits arose shall be forfeited and shall have no cash value, provided, however, that (i) in the event Owner has not used all of the purchase credits on or prior to [*] prior to the expiration of the Contract, Owner may increase its ability to reduce the total price of any subsequent Purchase Order by an additional [*] (i.e., for a cumulative reduction of the total value of such Purchase Orders by an amount not to exceed [*]). In the event Owner has not used all of the purchase credits on or prior to the termination or expiration of the Contract, for a period of [*] from the date of such termination or expiration, Owner may offset such purchase credits against any RTU License fees.

     SECTION 17.  FORCE MAJEURE

     17.1  Excusable Delay.  (a) If the performance of this Contract, or of any
           ---------------
obligation hereunder except for the obligations set forth in Section 5 is prevented, restricted or interfered with by reason of fires, breakdown of plant, labor disputes, embargoes, government ordinances or requirements, civil or military authorities, acts of God or of the public enemy, acts or omissions of carriers, inability to obtain necessary materials or services from suppliers, or other causes beyond the reasonable control of the party whose performance is affected ("Force Majeure"), then the party affected, upon giving prompt notice
           -------------
to the other party, shall be excused from such performance on a day-for-day basis to the extent of such prevention, restriction, or interference (and the other party shall likewise be excused from performance of its obligations on a day-for-day basis to the extent such party's obligations relate to the performance so prevented, restricted or interfered with); provided that the party so affected shall use reasonable efforts to avoid or remove such cause of non-performance and both parties shall proceed to perform their obligations with dispatch whenever such causes are removed or cease.

     (b)  The party claiming the benefit of excusable delay hereunder shall
(i)promptly notify the other party of the circumstances creating the failure or delay and
[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

provide a statement of the impact of such party failure or delay and (ii) use reasonable efforts to avoid or remove such causes of nonperformance, excusable failure or delay. If an event of Force Majeure prevents Vendor from performing its obligations under this Contract for a period exceeding sixty (60) days, Owner may, upon prior written notice to the other party, terminate this Contract.

     (c) In the event of a Force Majeure which the party claiming relief for such event has used all best commercially reasonable efforts to resolve in accordance with the terms of this Contract, upon the written request of either party, the other party shall in good faith negotiate modifications, to the extent reasonable and necessary, in scheduling and performance criteria in order to reasonably address the impact of such Force Majeure.

     SECTION 18.  WARRANTIES

     18.1  Equipment and Services Warranty.  Vendor warrants that, with
           -------------------------------
respect to each System, for a period of [*] from the date of Substantial Completion, provided, however that if prior to Final Acceptance a Major Outage occurs, the [*] period shall be extended by the number of days elapsed between Substantial Completion and the date Owner signs the Certificate of Final Acceptance (as so determined, the "Warranty Period"), all Equipment and Services
                                   ---------------
furnished under this Contract with respect to such System will be free of Defects and Deficiencies and shall conform to the applicable portions of the Specifications (the "Equipment and Services Warranty"), provided, however, that
                     -------------------------------
with respect to those Services for which a warranty is set forth in an Exhibit, the warranty contained in the Exhibit shall supersede the general Services warranty contained in this Section 18.1. With respect to OEM Equipment, Vendor shall furnish such Products only on a pass-through warranty basis; provided, however, that Vendor shall identify such Products to Owner before acceptance of any Purchase Order which includes any such Products. The terms of the warranty applicable to such Products shall be provided in an addendum to the Purchase Order. Except as noted in Exhibit T2, all Products referenced in Exhibit T2 qualify as Vendor-warranted Products. Vendor's obligations with respect to the Equipment and Services Warranty shall be to attempt first to repair or replace at no additional cost, any defective Equipment or correct any deficient Services. If, after using its best commercially reasonable efforts to repair or replace such Product and after consultation with and with the consent of Owner, which consent shall not be unreasonably withheld, Vendor determines that it is unable to repair, replace or otherwise correct such defect, Vendor shall provide a credit or refund based on the original purchase price, and installation charges if installed by Vendor. If, as a result of the Defect and Deficiency, the Product fails to operate in accordance with the Specifications which causes the System to fail to materially operate in accordance with its Specifications, a refund shall be paid to Owner on account of the purchase price for the total System, less a pro-rata discount calculated with regard to the period of time during the Warranty Period that Owner operated the System in In Revenue Service. For purposes of calculating such pro rata discount, the period of time Owner would have been able to operate the System in In Revenue Service shall be [*] from Substantial Completion for the Switch and [*] from Substantial Completion for all other Products. In the event that Vendor pays a refund

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

hereunder, Owner shall return such Products to Vendor at Vendor's sole cost and expense. The Warranty Period for all Equipment or Services repaired, replaced or corrected under the Equipment and Services Warranty shall be the longer of [*] from the date of delivery of the repaired or replacement Equipment or from the completion of the corrected Services, as applicable, or (ii) or the unexpired term of the Warranty Period. The Warranty Period for Equipment purchased as spares shall be [*] from installation of such Equipment.

     For those Products not readily returnable by Owner, or where Owner cannot remove and reinstall the Products without incurring significant time and expense, and where Vendor elects to repair or replace the Product, Vendor shall repair or replace the Product at Owner's Site. In the event Vendor does the repair work at Owner's site, Vendor shall be responsible for replacement of cable and wire Products, and for reasonable Site restoration. If Vendor has elected to repair or replace a defective Product, and the Product is readily returnable by Owner without incurring significant work or expense, Owner is responsible for removing and reinstalling the Products. Products returned for repair or replacement will be accepted by Vendor only in accordance with its instructions and procedures for such returns. The transportation expense associated with returning such Product to Vendor shall be borne by Owner.
Vendor shall pay the cost of transportation of the repaired or replacing Product to the return destination designated by Owner. Defective or nonconforming Products or parts which are replaced hereunder shall become Vendor's property. Vendor may use either the same or functionally equivalent new, remanufactured, reconditioned or refurbished Products or parts in the furnishing of repairs or replacements under this Contract, provided that such Products satisfy the Specifications.

     18.2  Expansions Warranty.  Vendor warrants that, with respect to Products
           -------------------
and Services constituting Expansions (including Expansions to a System, or Expansions or growth not part of a System, and all other purchased Products) furnished under this Contract will be free of Defects and Deficiencies and shall conform the applicable portions of the Specifications (the "Expansions
                                                            ----------
Warranty").  The warranty period with respect to such Products and Services
--------
shall be [*] from the date of installation completion or completion of Services, as the case may be (the "Expansions Warranty Period"). With respect to OEM
                         --------------------------
Equipment, Vendor shall furnish such Products only on a pass-through warranty basis; provided, however, that Vendor shall identify such Products to Owner before acceptance of any Purchase Order which includes any such Products. The terms of the warranty applicable to such Products shall be provided in an addendum to the Purchase Order. Except as noted in Exhibit T2, all Products referenced in Exhibit T2 qualify as Vendor-warranted Products. Vendor's obligations with respect to the Expansions Warranty shall be to attempt first to repair or replace at no additional cost, any defective Equipment or correct any deficient Services. If, after using its best commercially reasonable efforts to repair or replace such Product and after consultation with and with the consent of Owner, which consent shall not be unreasonably withheld, Vendor determines that it is unable to repair, replace or otherwise correct such defect, Vendor shall provide a credit or refund based on the original purchase price, and installation charges if installed by Vendor. The warranty period for all Equipment or Services repaired, replaced or corrected under the

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

Expansions Warranty shall be the longer of one (1) year from the date of delivery of the repaired or replacement Equipment or from the completion of the corrected Services, as applicable, or (ii) or the unexpired term of the Expansions Warranty Period. The Warranty Period for Equipment purchased as spares shall be [*] from shipment of such Equipment.

     For those Products not readily returnable by Owner, or where Owner cannot remove and reinstall the Products without incurring significant time and expense, and where Vendor elects to repair or replace the Product, Vendor shall repair or replace the Product at Owner's Site. In the event Vendor does the repair work at Owner's site, Vendor shall be responsible for replacement of cable and wire Products, and for reasonable Site restoration. If Vendor has elected to repair or replace a defective Product, and the Product is readily returnable by Owner without incurring significant work or expense, Owner is responsible for removing and reinstalling the Products. Products returned for repair or replacement will be accepted by Vendor only in accordance with its instructions and procedures for such returns. The transportation expense associated with returning such Product to Vendor shall be borne by Owner.
Vendor shall pay the cost of transportation of the repaired or replacing Product to the return destination designated by Owner. Defective or nonconforming Products or parts which are replaced hereunder shall become Vendor's property. Vendor may use either the same or functionally equivalent new, remanufactured, reconditioned or refurbished Products or parts in the furnishing of repairs or replacements under this Contract, provided that such Products satisfy the Specifications.

     18.3  Software Warranty.  Vendor warrants that, with respect to each System
           -----------------
for the Warranty Period, all Software will be free of Defects and Deficiencies and shall conform to the applicable portions of the Specifications (the "Software Warranty"). Vendor's obligations with respect to the Software
------------------
Warranty shall be to attempt first to repair or replace at no additional cost, any defective Software. If, after using its best commercially reasonable efforts to repair or replace such Software and after consultation with and with the consent of Owner, which consent shall not be unreasonably withheld, Vendor determines that it is unable to repair, replace or otherwise correct such defect, Vendor shall provide a credit or refund based on the original purchase price, and installation charges if installed by Vendor. If, as a result of the Defect and Deficiency, the Software fails to operate in accordance with the Specifications which causes the System to fail to materially operate in accordance with its Specifications, a refund shall be paid to Owner on account of the purchase price for the total System, less a pro rata discount calculated with regard to the period of time during the Warranty Period that Owner operated the System in In Revenue Service. For purposes of calculating such pro rata discount, the period of time Owner would have been able to operate the System in In Revenue Service shall be [*] from Substantial Completion for the Switch and [*] from Substantial Completion for all other Products. In the event that Vendor pays a refund hereunder, Owner shall return such Products to Vendor. The warranty period for all Software so corrected or replaced under the Software Warranty shall be the longer of one (1) year from the date of delivery of the repaired or replacement Software, or (ii) or the unexpired term of the Warranty Period. Vendor shall be solely responsible for all costs and expenses incurred by Owner or Vendor in connection with the de-installation, removal and transportation of defective Software

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

under the Software Warranty and for the transportation and installation of repaired, corrected or replacement Software, including without limitation any additional or upgraded Equipment or processing capability necessary to run or operate such repaired, corrected or replacement Software. The Warranty Period with respect to Software Maintenance Releases, Software Upgrades, Software Enhancements and Software Combined Releases shall be [*] from the successful installation of such Software Maintenance Releases, Software Upgrades, Software Combined Releases and Software Enhancements.

     18.4  [intentionally deleted]

     18.5  Year 2000 Warranty. Vendor warrants that, notwithstanding any other
           ------------------
warranty provided to Owner pursuant to this Contract, during the period commencing on the date that the applicable Software Warranty Period commences and ending on January 1, 2004, the Software will (a) process calendar dates falling on or after January 1, 2000, with substantially the same functionality as such Software processes calendar dates falling on or before December 31, 1999, and (b) provide substantially the same functionality with respect to the introduction of records containing dates falling on or after January 1, 2000, as it provides with respect to the introduction of records containing dates falling on or before December 31, 1999 (the "Year 2000 Warranty"). All of the foregoing
                                     ------------------
functionality shall be known as "Year 2000 Capability".  In the event Owner has
                                 --------------------
or purchases more than one version of Software, such versions of Software, if they are intended by Vendor to interoperate, will be compatible and interoperate in such manner as to process between them, as applicable, date related data correctly as described herein. All of the foregoing functionality shall be known as "Year 2000 Interoperability". The foregoing sets forth an additional
          --------------------------
warranted specification for Software developed by Vendor that Vendor has identified as having Year 2000 Capability. The failure of such Software to meet such specification during the Year 2000 Warranty Period shall, to the extent the Software remains then subject to warranty protection, entitle Owner to the remedies set out in this section. Nothing in the foregoing shall be deemed to make Vendor responsible for the Year 2000 Capability or Year 2000 Interoperability of any third party software interoperating or intended to interoperate with Software developed by Vendor. Owner and or the manufacturer or other supplier of such third party software shall be responsible for such compliance and assuring the ability of such software to successfully operate while interoperating with Software developed by Vendor.

     18.6  Warranty Claim Procedures.  (a)  If Owner claims a breach of any
           -------------------------
warranty, it shall notify Vendor of the claimed breach within a reasonable time after its determination that a breach has occurred. Owner shall allow Vendor to inspect the Equipment, Software, Services, or the System, as the case may be, on-site in order to effect the necessary repairs.

     (b) Vendor shall respond to such warranty claims for warranty Services in accordance with the procedures outlined in Exhibits T1 and T2.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

     18.7  Technical Assistance.  Vendor shall maintain a technical assistance
           --------------------
center and shall have technical support available to Owner in accordance with the requirements set forth in Exhibit T1.

     18.8  Scope of Warranties.  Unless otherwise stated herein, the Warranties
           -------------------
shall not apply to:

     18.8.1 defective conditions or nonconformities to the extent resulting from the following, if not consistent with applicable Specifications: unauthorized Owner modifications, misuse, neglect, accident, abuse, improper wiring, repairing, splicing, alteration, installation, storage, maintenance or failure of Owner to apply previously applicable Vendor modifications or corrections;

     18.8.2 any Equipment, Services or Software damaged by accident or disaster, including without limitation, fire, flood, wind, water, lightning or power failure other than to the extent that any such Equipment, Services or Software should in accordance with the Specifications be able to withstand any such events; or

     18.8.3 non-integral items normally consumed in operation or which has a normal life inherently shorter than the Warranty Periods (e.g., fuses, lamps,
                                                            ----
  magnetic tape); or

     18.8.4 damages or defects resulting directly from third party equipment, provided that this shall in no event limit Vendor's obligations as to interoperability pursuant to the terms of this Contract;

     18.8.5 Equipment which have had their serial numbers or months and year of manufacture removed or obliterated by Owner; or

     18.8.6 failures or deficiencies in BTS performance or System optimization resulting solely from changed environmental conditions or unauthorized changes to the System by Owner, or changes not consented to by Owner including, but not limited to, the growth of trees and other foliage, the erection of buildings, and interference from third party radio transmissions not otherwise engineered for by Vendor;

except when any such damage or defects are made, done or caused by Vendor or any of its Subcontractors, their respective agents and employees.

     18.9   Third Party Warranties.  If Vendor purchases or subcontracts for the
            ----------------------
manufacture of any part of a System or the performance of any of the Services to be provided hereunder from a third party, the warranties given to Vendor by such third party shall inure, to the extent assigned to Owner pursuant to this
Section 18 or permitted by law, to the benefit of Owner, and Owner shall have the right, at its sole discretion, to enforce such warranties directly and/or through Vendor. The warranties of such third parties shall be in addition to and shall not, unless otherwise expressly stated herein, be in lieu of any warranties given by Vendor under this Contract.

     18.10  Additional Sites.  In the event that under the remedy provisions of
            ----------------
this Section 18 Vendor is required to provide additional MSC and/or BTS's requiring additional Sites, Owner shall be responsible for all Site Acquisition.

     18.11  EXCLUSIVE REMEDIES. THE FOREGOING EQUIPMENT, SERVICES, SOFTWARE AND
            ------------------
EXPANSIONS WARRANTIES AND REMEDIES ARE EXCLUSIVE FOR THE PURPOSES OF ANY BREACH BY VENDOR OF ANY SUCH WARRANTY AND ARE IN LIEU OF ALL OTHER EXPRESS AND IMPLIED WARRANTIES, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

     SECTION 19.  INSURANCE

     19.1  Insurance.  Vendor shall maintain insurance in accordance with the
           ---------
provisions set forth in Exhibit C.


     SECTION 20.  INDEMNIFICATION AND LIMITATION OF LIABILITY

     20.1 Indemnity. Each party agrees to indemnify, defend and hold harmless
          ---------
the other party and its affiliates and their respective directors, officers, employees, agents, successors and assigns, from Losses and threatened Losses arising from, in connection with, or based on allegations of, any of the following:

     (a) failure to observe or perform any duties or obligations to Subcontractors or any third parties within the reasonable contemplation of this Contract;

     (b) the death or bodily injury of any agent, employee, customer, business invitee or any other person caused by the negligence, willful misconduct or strict liability of such party, its subcontractor or its or their respective employees, contractors, agents or representatives; provided that, Owner shall have no liability for any act or omission of Vendor or any Subcontractor, and Vendor shall have no liability for any act or omission of Owner or any subcontractor of Owner that is not a Subcontractor of Vendor.

     (c) the damage, loss or destruction of any real or tangible personal property caused by the negligence, willful misconduct or strict liability of such party, its subcontractor or its or their respective employees, contractors, agents or representatives; provided that,

               Owner shall have no liability for any act or omission of Vendor or any Subcontractor, and Vendor shall have no liability for any act or omission of Owner or any subcontractor of Owner that is not a Subcontractor of Vendor; or

          (d) any claim, demand, charge, action, cause of action or other proceeding asserted against the other party but arising out of or resulting from an act or omission of such party, its subcontractor or its or their respective employees, contractors, agents or representatives in its or their respective capacities as an employer; provided that, Owner shall have no liability for any act or omission of Vendor or any Subcontractor, and Vendor shall have no liability for any act or omission of Owner or any subcontractor of Owner that is not a Subcontractor of Vendor.

          20.2   Claim for Losses. If a Claim is to be made by a party entitled
                 ----------------
to indemnification hereunder, the party claiming such indemnification shall give a Claim Notice as soon as practicable after the party entitled to indemnification becomes aware of any fact, condition or event which may give rise to Losses for which indemnification may be sought under this Contract, provided, however, no delay on the part of the party seeking indemnification shall relieve the party against whom indemnification is sought from any obligation hereunder unless (and then solely to the extent) such party is thereby materially prejudiced. If any lawsuit or enforcement action is filed against any party entitled to the benefit of indemnity hereunder, written notice thereof shall be given to the other party as promptly as practicable (and in any event within fifteen (15) calendar days after the service of the citation or summons). The indemnifying party shall be entitled, if it so elects, (i) to defend such lawsuit or action, (ii) to employ and engage attorneys of its own choice to handle and defend the same, at such party's cost, risk and expense, and (iii) to compromise or settle such Claim, which compromise or settlement shall be made only with the written consent of the party claiming such indemnification (which may not be unreasonably withheld), unless such compromise or settlement includes an unconditional release of any and all claims against the party claiming such indemnification in which event such written consent shall not be required. If the party against whom indemnification is sought fails to assume the defense of such Claim within fifteen (15) calendar days after receipt of the Claim Notice, the party claiming such indemnification against which such Claim has been asserted will (upon delivering notice to such effect) have the right to undertake, at the other party's expense, the defense, compromise or settlement of such Claim on behalf of and for the account and risk of the party against whom indemnification is sought. In the event the party claiming such indemnification assumes the defense of the Claim, such party will keep the other party reasonably informed of the progress of any such defense, compromise or settlement. The indemnifying party shall be liable for any settlement of any action effected pursuant to and in accordance with this Contract and for any final judgment (subject to any right of appeal), and such party agrees to indemnify and hold harmless the party claiming indemnification from and against any Losses by reason of such settlement or judgment.

          20.3  Limitation On Vendor's Liability.  THE ENTIRE LIABILITY OF
                --------------------------------
VENDOR FOR ANY CLAIM, LOSS, DAMAGE OR EXPENSE OF OWNER OR ANY OTHER PERSON OR ENTITY ARISING OUT OF THIS CONTRACT, OR THE USE OR PERFORMANCE OF ANY PRODUCT OR SERVICE, WHETHER IN AN ACTION FOR OR ARISING OUT OF BREACH OF CONTRACT OR TORT, INCLUDING NEGLIGENCE, INDEMNITY OR STRICT LIABILITY, SHALL BE EXPRESSLY SET FORTH HEREIN AND AS FOLLOWS:

     1. FOR INFRINGEMENT, THE REMEDIES SET FORTH IN SECTIONS 15, WHICH SHALL BE LIMITED TO AN AMOUNT EQUAL TO [*] OF THE AGGREGATE
          AMOUNT OF ALL PURCHASE ORDERS ISSUED UNDER THIS CONTRACT;

     2. FOR THE NON-PERFORMANCE OF PRODUCTS OR SERVICES DURING THE WARRANTY PERIOD, THE REMEDIES SET FORTH IN THE APPLICABLE CLAUSE OF SECTION 18;

     3. THE LIQUIDATED DAMAGES PROVIDED FOR THE FIRST SYSTEM UNDER THIS CONTRACT, SHALL NOT EXCEED THE AMOUNTS AS SET FORTH IN SECTION 16.
          THE LIQUIDATED DAMAGES PROVIDED IN SECTION 16 FOR ALL SYSTEMS UNDER THIS CONTRACT SHALL NOT EXCEED THE GREATER OF EITHER (i) THE AMOUNTS SET FORTH IN SECTION 16 WITH RESPECT TO THE FIRST SYSTEM, OR (ii) AN AMOUNT EQUAL TO [*] OF THE AGGREGATE AMOUNT OF ALL FULFILLED
          PURCHASE ORDERS WITH RESPECT TO ALL SYSTEMS; PROVIDED THAT FOR PURPOSES OF QUANTIFYING THE DAMAGES FOR A FAILURE TO SATISFY THE CAPACITY GUARANTEE, THE ADDITIONAL EQUIPMENT FURNISHED BY VENDOR AT NO CHARGE TO OWNER SHALL BE VALUED AT THE PRICES FOR SUCH EQUIPMENT SET FORTH IN THIS CONTRACT AND, AS SO VALUED, SHALL BE DEEMED TO BE DAMAGES FOR PURPOSES OF THIS SUBSECTION AND;

     4. EXCEPT AS PROVIDED IN PARAGRAPH 5 BELOW, FOR EVERYTHING OTHER THAN AS SET FORTH ABOVE, VENDOR'S TOTAL LIABILITY TO OWNER, WHETHER IN CONTRACT OR IN TORT (INCLUDING BREACH OF WARRANTY, NEGLIGENCE AND STRICT LIABILITY) SHALL BE LIMITED TO AN AMOUNT EQUAL TO [*] OF THE AGGREGATE AMOUNT OF ALL PURCHASE ORDERS ISSUED UNDER THIS CONTRACT.

     5. THE LIMITATION SET FORTH IN PARAGRAPH 4 ABOVE SHALL NOT APPLY WITH RESPECT TO (i) CLAIMS OF BREACH OF CONFIDENTIALITY, (ii) CLAIMS SUBJECT TO INDEMNIFICATION


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

          PURSUANT TO SUBSECTION 20.1 ABOVE, OR (iii) FAILURE TO COMPLY WITH APPLICABLE LAWS.

          20.4  Limitation On Owner's Liability. THE ENTIRE LIABILITY OF OWNER
                ------------------------------
FOR ANY CLAIM, LOSS, DAMAGE OR EXPENSE OF VENDOR OR ANY OTHER PERSON OR ENTITY ARISING OUT OF THIS CONTRACT, WHETHER IN AN ACTION FOR OR ARISING OUT OF BREACH OF CONTRACT OR TORT, INCLUDING NEGLIGENCE, INDEMNITY OR STRICT LIABILITY, SHALL BE EXPRESSLY SET FORTH HEREIN AND AS FOLLOWS

     1. EXCEPT AS PROVIDED IN PARAGRAPH 2 BELOW, THE ENTIRE LIABILITY OF OWNER FOR ANY CLAIM, LOSS, DAMAGE OR EXPENSE OF VENDOR OR ANY OTHER PERSON OR ENTITY ARISING OUT OF THIS CONTRACT, WHETHER IN AN ACTION FOR OR ARISING OUT OF BREACH OF CONTRACT OR TORT, INCLUDING NEGLIGENCE, INDEMNITY OR STRICT LIABILITY, SHALL NOT EXCEED AN AGGREGATE OF
          [*].

     2. THE LIMITATION SET FORTH IN PARAGRAPH 1 ABOVE SHALL NOT APPLY WITH RESPECT TO (i) CLAIMS OF BREACH OF CONFIDENTIALITY; (ii) OBLIGATIONS UNDER SECTION 13 BY OWNER, AFFILIATES OR RELATED OPERATORS; (iii) CLAIMS SUBJECT TO INDEMNIFICATION PURSUANT TO SUBSECTION 20.1 ABOVE;
          (iv) FAILURE TO COMPLY WITH APPLICABLE LAWS; OR (v) PAYMENT OBLIGATIONS UNDER SECTIONS 2.1 AND 5.3 UNDER THIS CONTRACT.

          20.5 NOTWITHSTANDING ANY OTHER PROVISION OF THIS CONTRACT, NEITHER PARTY, NOR THEIR AFFILIATES NOR THEIR EMPLOYEES, DIRECTORS, OFFICERS AND SUPPLIERS SHALL BE LIABLE FOR THE OTHER PARTY'S INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OR LOST PROFITS, REVENUES OR SAVINGS ARISING OUT OF THIS CONTRACT OR THE USE OR PERFORMANCE OF ANY PRODUCTS OR SERVICES, EXCEPT EITHER PARTY'S OBLIGATIONS RELATING TO CONFIDENTIALITY AND OWNER'S (OR AFFILIATE'S OR RELATED OPERATOR'S) BREACH OF VENDOR'S SOFTWARE LICENSE AS SPECIFIED IN SECTION
13.  THIS CLAUSE SHALL SURVIVE FAILURE OF AN EXCLUSIVE OR LIMITED REMEDY.


          SECTION 21.  REPRESENTATIONS AND WARRANTIES

          21.1  Representations and Warranties of the Parties. The parties
                ---------------------------------------------
     hereby represent and warrant as follows:

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filied separately with the Securities and Exchange Commission.

          21.1.1  Due Organization. Each party represents and warrants to the
                  ----------------
     other party that the representing party is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and operate its business and properties and to carry on its business as such business is now being conducted and is duly qualified to do business in all jurisdictions in which the transaction of its business in connection with the performance of its obligations under this Contract makes such qualification necessary or required.

          21.1.2  Due Authorization; Binding Obligation. Each party represents
                  -------------------------------------
     and warrants to the other party that the representing party has full corporate power and authority to execute and deliver this Contract and to perform its obligations hereunder, and the execution, delivery and performance of this Contract by the representing party have been duly authorized by all necessary corporate action on the part of the party; this Contract has been duly executed and delivered by such party and is the valid and binding obligation of the party enforceable in accordance with its terms, except as enforcement thereof may be limited by or with respect to the following: (i) applicable insolvency, moratorium, bankruptcy, fraudulent conveyance and other similar laws of general application relating to or affecting the rights and remedies of creditors; (ii) application of equitable principles (whether enforcement is sought in proceedings in equity or at law); and (iii) provided the remedy of specific enforcement or of injunctive relief is subject to the discretion of the court before which any proceeding therefore may be brought.

          21.1.3  Non-Contravention. Each party represents and warrants to the
                  -----------------
     other party that the execution, delivery and performance of this Contract by the representing party and the consummation of the transactions contemplated hereby will not contravene its certificate of incorporation or by-laws and will not conflict with or result in (i) a breach of or default under any material indenture, mortgage, lease, agreement, instrument, judgment, decree, order or ruling applicable to it or by which it or any of its properties is bound or affected, or (ii) a breach by the representing party of any Applicable Law.

          21.1.4  Regulatory Approvals. Vendor represents and warrants to Owner
                  --------------------
     that all authorizations by, approvals or orders by, consents of, notices to, filings with or other acts by or in respect of any Governmental Entity or any other Person required in connection with the execution, delivery and performance of this Contract by Vendor have been obtained or shall be obtained in due course.

          21.1.5  Non-Infringement. Vendor represents and warrants to Owner that
                  ----------------
     to the best of Vendor's knowledge after reasonable investigation, as of the Effective Date there are no actual claims or threatened or actual suits in connection with patents or other Intellectual Property Rights that could materially adversely affect it's Vendor's ability to perform its obligations under this Contract.

          21.1.6  Requisite Knowledge. Vendor represents and warrants to Owner
                  -------------------
     that that Vendor has all requisite knowledge, know-how, skill, expertise and experience to satisfy its obligations in accordance with the terms of this Contract.

          21.1.7  Financial Capacity. Vendor represents and warrants to Owner
                  ------------------
     that Vendor has the financial, management and manufacturing capacity and capabilities to satisfy its obligations in a timely manner in accordance with the terms of this Contract.


          SECTION 22.  TITLE AND RISK OF LOSS

          22.1  Title. Title to Equipment shall pass to Owner upon delivery of
                -----
such Equipment to the location specified in the Exhibits. Owner consents without qualification to the sale of receivables by Vendor without further notice and, subject to the execution and delivery by the purchaser of such receivables of a confidentiality and nondisclosure agreement satisfactory to Owner, such consent not to be unreasonably withheld, permits the disclosure of this Contract and Exhibits to the purchaser of the receivables as necessary to facilitate such sale.

          22.2  Risk of Loss. Risk of loss or damage of any Products furnished
                ------------
to Owner in connection with this Contract shall pass from Vendor to Owner upon the later of (i) delivery of such Products to the Sites; or, (ii) if Vendor is responsible for Site Construction, the date of the Site Construction Substantial Completion Certificate; provided that during the period a party has the risk of loss or damage to an item, nothing in this section shall relieve the other party of responsibility for loss or damage to the item resulting from the acts or omissions of the other party, its employees, or agents.


          SECTION 23.  DISPUTE RESOLUTION

          23.1  Dispute Resolution. In the event any controversy, claim,
                ------------------
dispute, difference or misunderstanding between Owner and Vendor arises out of or relates to this Contract, any term or condition hereof, any of the Work to be performed hereunder or in connection herewith, each party shall designate managers to meet and negotiate in good faith in an attempt to amicably resolve such controversy, claim, dispute, difference or misunderstanding in writing. Such managers shall meet for this purpose within ten (10) Business Days, or such other time period mutually agreed to by the parties, after written notice from either party. If the parties are unable to resolve the controversy, claim, dispute, difference or misunderstanding through good faith negotiations within ten (10) Business Days after such meeting or meetings, each party shall, within five (5) Business Days after the expiration of such ten (10) Business Day period, prepare a written position statement which summarizes the unresolved issues and such party's proposed resolution. Such position statement shall be delivered by Vendor to Owner's Chief Executive Officer and by Owner to Vendor's corresponding officer or representative for resolution within (5) Business Days, or such other time period mutually agreed to by the parties.

          23.2  Tolling. All applicable statutes of limitation shall be tolled
                -------
to the extent permitted by Applicable Law while the dispute resolution procedures specified in this Section are pending, and nothing herein shall be deemed to bar any party from taking such action as the party may reasonably deem to be required to effectuate such tolling.


          SECTION 24.  TERMINATION AND EVENTS OF DEFAULT

          24.1  Termination Without Cause. Owner may, at its sole option,
                -------------------------
terminate this Contract, in its entirety, for convenience upon ninety (90) days' prior written notice at any time. Any Purchase Orders issued prior to any such termination above shall remain in effect and shall be fulfilled to the extent that such orders are outstanding as of the date of such termination.

          24.2 Termination for Cause. Owner shall have the right to terminate this Contract in its entirety (except as otherwise set forth in clause (g) below) without any penalty or payment obligation, except as provided in subsection 24.5 below, upon the occurrence of any of the events of default (each a "Vendor Event of Default") as set forth below:
   -----------------------

          (a) Vendor (i) files a voluntary petition in bankruptcy or has an involuntary petition in bankruptcy filed against it that is not dismissed within sixty (60) days of such involuntary filing, (ii) admits the material allegations of any petition in bankruptcy filed against it, (iii) is adjudged bankrupt, (iv) is unable generally to pay its debts as they mature, (v) makes a general assignment for the benefit of its creditors, or if a receiver is appointed for all or a substantial portion of its assets and is not discharged within sixty (60) days after his appointment, or (vi) Vendor commences any proceeding for relief from its creditors in any court under any state insolvency statutes; or

          (b) Vendor disregards or violates any Applicable Laws or Applicable Permits which has a material adverse effect on the business, financial condition or operations of Owner or on any of its Systems ("Material
                                                                 --------
     Adverse Effect"); or
     --------------

          (c)  Vendor allows material Defects and Deficiencies to exist; or

          (d) Vendor fails to fulfill its obligations with respect to the satisfaction, discharge or bonding of liens as set forth herein; or

          (e) Vendor abandons or ceases for a period in excess of thirty (30) days its performance of the Work (except as a result of Force Majeure or a casualty which is fully covered by insurance or as to which other provisions reasonably acceptable to Owner are being diligently pursued); or

          (f) Vendor assigns or subcontracts Work other than as provided for in this Contract which has a Material Adverse Effect; or

          (g) Vendor misses the Guaranteed Substantial Completion Date for any given System by a period [*]; provided that in such case Owner shall have
                                   -------- ----
     the right, but not the obligation, to terminate this Contract with respect to only that System in which such delay occurred; and provided further that such failure to achieve such date was not caused by (i) a Force Majeure event and/or (ii) any act or omission of Owner; or

          (h) if an event of Force Majeure prevents Vendor from performing its obligations under this Contract for a period [*], Owner may, upon prior written notice to Vendor, terminate this Contract in accordance with the Force Majeure provisions above; or

          (i) Vendor otherwise materially breaches any provision of this Contract.

          24.3  Remedies. (a) If any of Vendor Events of Default exists, Owner
                --------
may, in addition to and without prejudice to any other rights or remedies of Owner in this Contract or at law or in equity, terminate this Contract upon written notice to Vendor; provided, however, that Owner shall have first
                          --------  -------
provided to Vendor the following periods of notice and opportunity to cure:

                (i) in the case of a Vendor Event of Default specified in the foregoing clauses (a) or (b), no notice or opportunity to cure shall be required from Owner; and

               (ii) in the case of any other Vendor Event of Default, Owner shall have provided thirty (30) days' prior written notice, and Vendor shall have failed (i) to commence to cure the default within five (5) Business Days of delivery of such notice, and (ii) to diligently pursue such cure and remedy the breach entirely.

          (b) If Owner elects to terminate this Contract, Owner may, in addition to and without prejudice to any other rights or remedies of Owner in this Contract or of law or in equity, do one or more of the following:

               (i) require Vendor, at no additional charge to Owner, to complete or assist others with the completion of all ordered but unfinished Work, including the sharing with Owner and others all relevant engineering and design data, procurement data, manufacturing data, construction and erection data, start-up and testing data, materials, and Products that shall become part of such unfinished System and/or the specified Systems, which Vendor would otherwise have been required to deliver to Owner pursuant to the terms of this Contract but for the breach, under reasonably appropriate non-disclosure agreements; or

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filied separately with the Securities and Exchange Commission.

               (ii) direct that Vendor assign its Subcontractor agreements to Owner without any change of price or conditions therein or penalty or payment therefor.

          (c) In the event of any termination of this Contract by Owner in connection with a Vendor Event of Default, Owner shall have no liability to Vendor for any future purchases or commitments.

          24.4  Discontinuance of Work. Upon such notification of termination,
                ----------------------
Vendor shall immediately discontinue all of the Work (unless such notice of termination directs otherwise), and, as more fully set forth in subsection 24.3(b), deliver to Owner copies of all data, drawings, specifications, reports, estimates, summaries, and such other information, and materials as may have been accumulated by Vendor in performing the Work, whether completed or in process, which Vendor would otherwise have been required to deliver to Owner pursuant to this Contract but for the breach. Furthermore, Vendor shall assign, assemble and deliver to Owner all purchase orders and Subcontractor agreements requested by Owner.

          24.5  Payments. If Owner terminates this Contract pursuant to
                --------
subsection 24.2, Vendor shall not be entitled to receive further payment other than payments due and payable and for Work performed as of the date of termination under this Contract and not subject to dispute prior to such termination (provided that any such disputed amounts shall be paid by Owner when
             -------- ----
and if such dispute is in fact resolved). Notwithstanding anything herein to the contrary, Owner may withhold payments, if any, to Vendor for the purposes of offset of amounts owed to Owner pursuant to the terms of this Contract until such time as the exact amount of damages due Owner from Vendor is fully determined by a court of competent jurisdiction.

          24.6  Continuing Obligations. Termination of this Contract for any
                ----------------------
reason (i) shall not relieve either party of its obligations with respect to the confidentiality of the Proprietary Information as set forth in subsection 26.18,
(ii) shall not relieve either party of any obligation which applies to it and which expressly or by implication survives termination, and (iii) except as otherwise provided in any provision of this Contract expressly limiting the liability of either party, shall not relieve either party of any obligations or liabilities for loss or damage to the other party arising out of or caused by acts or omissions of such party prior to the effectiveness of such termination or arising out of its obligations as to portions of the Work already performed or of obligations assumed by Vendor prior to the date of such termination.

          24.7  Vendor's Right to Terminate. In addition to and without
                ---------------------------
prejudice to any other rights or remedies of the Vendor in this Contract or at law or in equity, Vendor shall have the option to terminate this Contract without any penalty or payment obligations, other than undisputed payment obligations outstanding as of the date of any such termination pursuant to the terms of this Contract if:

          (a) Owner (i) files a voluntary petition in bankruptcy or has an involuntary petition in bankruptcy filed against it that is not dismissed within sixty (60) days of such involuntary filing, (ii) admits the material allegations of any petition in bankruptcy filed against it, (iii) is adjudged bankrupt, (iv) makes a general assignment for the benefit of its creditors, or if a receiver is appointed for all or a substantial portion of its assets and is not discharged within sixty (60) days after his appointment, or (v) commences any proceeding for relief from its creditors in any court under any state insolvency statutes, and any such filing, proceeding, adjudication or assignment as described herein above shall otherwise materially impair Owner's ability to perform its obligations under this Contract; or

          (b) Owner fails to make payments of undisputed amounts due to Vendor pursuant to the terms of this Contract which are more than sixty (60) days overdue, provided that such failure has continued for at least thirty (30) days after Vendor has notified Owner of its right and intent to so terminate on account of such overdue amount; and provided, further, that such failure to make undisputed payments to Vendor shall not arise out of or relate to a termination of or credit restrictions under Vendor Financing, or

          (c) Owner materially breaches any provision of this Contract other than a breach to which Section 24.7(b) is applicable, and after Vendor having provided thirty (30) days' prior written notice, Owner shall have failed (i) to commence to cure the default within five (5) Business Days of delivery of such notice, and (ii) to diligently pursue such cure and remedy the breach entirely.

          24.8  Special Termination Events. (a) Neither Vendor nor Owner shall
                --------------------------
be obligated to perform under this Contract, except as specifically provided, in the event that financing for the purpose of acquiring any System sufficient to cover Owner's current payment obligations hereunder has not been finalized with Vendor on terms and conditions reasonably satisfactory to Owner. Unless acceptable financing is available, either party may terminate this Contract without recourse, except as noted below, by notifying the other party in writing. Further, the parties agree that the delivery and performance schedules shall be extended by the period of time required to secure acceptable financing. In the event of a termination of this Contract pursuant to this subsection Owner shall remain liable for amounts due to Vendor for all Work performed or Products delivered by Vendor or any of its Subcontractors pursuant to the specific terms of this Contract which had been directly delivered to or performed for Owner and/or any of its facilities or Sites in accordance with the terms of this Contract. Any amounts owed by Owner for Work done or Products delivered by Vendor during such interim period not otherwise invoiced to Owner by Vendor prior to the termination of such interim period, shall be invoiced to Owner by Vendor within thirty (30) days. In no event shall Owner be liable to Vendor due to a termination of this Contract pursuant to this subsection for any of Vendor's direct or indirect costs or expenses incurred in connection with any supplies or equipment ordered by Vendor or agreements entered into by Vendor in order to enable it to fulfill its obligations hereunder or in connection with the establishment of and/or upgrade to its manufacturing, personnel, engineering, administrative or other capacities and/or resources in contemplation of or pursuant to its performance in accordance with the terms of this Contract and any amounts due to Vendor pursuant to this subsection shall be limited in all cases to Work actually done or Products or Services actually delivered to Owner, its Sites or its facilities.

          (b) If at any time after the Effective Date any material change shall have occurred in any Applicable Law or in the interpretation thereof by any Governmental Entity, or there shall be rendered any decision in any judicial or administrative case or proceeding, in either case which, in the reasonable opinion of Owner would make Owner's use of any part of any System illegal or would subject Owner or any of its Affiliates to any material penalty, other material liability or onerous condition or to any burdensome regulation by any Governmental Entity or otherwise render the use of such System economically nonviable, then, with respect to such System, or affected part thereof, or with respect to all Systems if so affected, Owner may terminate this Contract without charge or penalty of any kind; provided that (i) Owner gives Vendor prior
                               -------- ----
written notice of any such change or decision and (ii) that Owner uses its reasonable efforts for a reasonable time to reverse or ameliorate such change or decision to the extent possible or practical prior to declaring such termination. In the event of a termination pursuant to this subsection, payment obligations incurred by Owner for Work actually done or Products or Services actually delivered by Vendor prior to such termination pursuant to this Contract shall be payable by Owner to Vendor on the same terms and subject to the limitations set forth in subsection 24.8(a) above.


          SECTION 25.  SUSPENSION

          25.1  Owner's Right to Suspend Work. Owner may at any time issue a
                -----------------------------
Change Order to Vendor to suspend all or any part of the Work for such period of time as Owner may reasonably determine to be appropriate. Any such Change Order shall be handled in accordance with the provisions of Section 11 hereof.


          SECTION 26.  MISCELLANEOUS

          26.1  Amendments. The terms and conditions of this Contract may only
                ----------
be amended by mutually agreed contract amendments. Each amendment shall be in writing and shall identify the provisions to be changed and the changes to be made. Contract amendments shall be signed by duly authorized representatives of each of Vendor and Owner.

          26.2  Owner Liabilities. Vendor understands and agrees that no third
                -----------------
party shall guarantee or otherwise be in any way liable with respect to any obligations or liabilities of Owner or any of its affiliates pursuant to this Contract.

          26.3 Offset. Vendor hereby waives any right of offset of amounts owed by Owner to Vendor pursuant to the terms of this Contract.

     26.4  Assignment.  Owner may assign this Contract, or any part hereof, to
           ----------
any Affiliate of Owner without Vendor's approval or consent. Subject to the foregoing and except as otherwise permitted herein, neither this Contract nor any portion hereof may be assigned by either party without the express prior written consent of the other party. Owner may, without the consent of Vendor, collaterally assign its rights hereunder (including, but not limited to, all licenses with respect to the Software) to any or all parties providing financing for any part of a System for the benefit of Vendor and one or more other entities providing financing for any part of a System or similar arrangement for the benefit of Vendor and one or more other entities providing for the financing for any part of a System, in either case, which arrangement, as the case may be, is reasonably acceptable to Vendor in accordance with the terms of the financing documents. If requested by Owner, Vendor shall within seven (7) calendar days of such request provide a written consent to any such assignment; provided that
                                                               -------- ----
such consent shall permit reassignment if the financing parties exercise their remedies under the documents for such financing subject to reasonable standards as to (i) the creditworthiness of the assignee and (ii) the fact that the assignee is not at such time a direct competitor of Vendor involved in the manufacture of communications equipment, software or related services. The foregoing rights and obligations are in addition to those set forth elsewhere in this Contract. Any attempted assignment in violation of the terms of this Contract shall be null and void. Subject to the foregoing, this Contract shall bind and inure to the benefit of the parties to this Contract, their successors and permitted assigns.

     26.5  Notices.  Except as otherwise expressly stated herein, all notices,
           -------
requests, demands and other communications which are required or may be given under this Contract shall be in writing and shall be deemed to have been duly given when received if personally delivered; when transmitted if transmitted by telecopy, electronic or digital transmission method; the day after it is sent, if sent for next day delivery to a domestic address by recognized overnight delivery service; and three (3) days after sending, if sent by certified or registered mail, postage prepaid, return receipt requested. All notices shall be addressed as follows:

     If to Owner:

            Cricket Communications, Inc.
            10307 Pacific Center Court
            San Diego, California 92121
            Attention: Chief Executive Officer

            With a copy to:
            Sr. Vice President, General Counsel
            10307 Pacific Center Court
            San Diego, California 92121

            Telephone: (858) 882-6000
            Facsimile: (858) 882-6080

     If to Vendor:

            Nortel Networks Inc.
            2221 Lakeside Boulevard
            Richardson, Texas 75082-4399
            Attention:
            Telephone:
            Facsimile:

By written notice provided pursuant to this subsection, either party may change its designated addressee for purposes of giving notices under this Contract.

     26.6  Governing Law.  This Contract is governed by the laws of the State of
           -------------
California, without regard to principles of conflict of laws. This Contract shall be deemed to be made and executed in the State of California.

     26.7  Remedies.  Subject only to the limitations on liability contained in
           --------
Section 20, each party shall be entitled to pursue any and all rights and remedies that are available at law or in equity.

     26.8  Consent to Jurisdiction.  Each party to this Contract, by its
           -----------------------
execution hereof, (i) hereby irrevocably submits to the exclusive jurisdiction of the United States District Court located in the Southern District of California or the state courts of the State of California located in San Diego, California for the purpose of any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Contract or relating to the subject matter hereof, (ii) hereby waives, to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that-any such proceeding brought in one of the above-named courts is improper, or that this Contract or the subject matter hereof may not be enforced in or by such court, and (iii) hereby agrees not to commence any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Contract or relating to the subject matter hereof other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation to any court other than one of the above-named courts whether on the grounds of inconvenient forum or otherwise. Each party hereby consents to service of process in any such proceeding in any manner permitted by California law, and agrees that service of process by registered or certified mail, return receipt requested, at its address specified herein.

     26.9  Compliance with Law.  Owner and Vendor shall (a) comply with all
           -------------------
Applicable Laws in the performance of this Contract, including, without limitation, the laws and regulations of the United States Department of Commerce, State Department and the Federal Communications Commission and any other applicable agency or department.

     26.10  Headings.  The headings given to the Sections and subsections herein
            --------
are inserted only for convenience and are in no way to be construed as part of this Contract or as a limitation of the scope of the particular Section or subsection to which the title refers.

     26.11  Severability.  Whenever possible, each provision of this Contract
            ------------
shall be interpreted in such a manner as to be effective and valid under such applicable law, but, if any provision of this Contract shall be held to be prohibited or invalid in any jurisdiction, the remaining provisions of this Contract shall remain in full force and effect and such prohibited or invalid provision shall remain in effect in any jurisdiction in which it is not prohibited or invalid.

     26.12  Waiver.  Unless otherwise specifically provided by the terms of this
            ------
Contract, no delay or failure to exercise a right resulting from any breach of this Contract shall impair such right or shall be construed to be a waiver thereof, but such right may be exercised from time to time as may be deemed expedient. If any representation, warranty or covenant contained in this Contract is breached by either party and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and not be deemed to waive any other breach under this Contract.

     26.13  Public Statements and Advertising.  (a)  Neither party shall issue
            ---------------------------------
any public statement (or any private statement unless required in the performance of the Work) relating to or in any way disclosing any aspect of the Work or any System including the scope, the specific terms of this Contract, extent or value of the Work or any System. Express written consent of the other party is required prior to the invitation of or permission to any reporter or journalist to enter upon the System or any part thereof. Vendor agrees not to use for publicity purposes any photographs, drawings and/or materials describing any System without obtaining the prior written consent of Owner, which consent shall not be unreasonably withheld. Owner agrees not to use for publicity purposes any photographs, drawings and/or materials describing Vendor's products and services without obtaining the prior written consent of Vendor, which consent shall not be unreasonably withheld. This subsection shall not prohibit the provision of necessary information to prospective Subcontractors and Vendor's or Owner's personnel, agents or consultants or other disclosures which are required by Applicable Law, including without limitation federal and state securities laws and regulations; provided that, in such event each party shall notify the other party of any such impending disclosure and allow the other party to request redactions prior to such disclosure. All other such public disclosures by a party require the written consent of the other party.

     (b) Each party shall submit to the other proposed copies of all advertising (other than public statements or press releases) wherein the name, trademark or service mark of the other party or its affiliates is mentioned; and neither party shall publish or use such advertising without the other party's prior written approval. Such approval shall be granted as promptly as possible and shall not be unreasonably withheld. The parties acknowledge that the obtaining of prior written approval for each such use pursuant to this subsection may be an administrative burden. At the request of either party, Owner and Vendor shall establish mutually acceptable guidelines for the uses specified therein. Such guidelines shall be subject to change from time to time at the reasonable request of either party.

     26.14  Records and Communications.  Procedures for keeping and distributing
            --------------------------
orderly and complete records of the Work and its progress are stated in the Exhibits. The procedures so established shall be followed throughout the course of the Work unless Owner and Vendor mutually agree in advance in writing to revise the procedures. Procedures for communications among Owner and Vendor are stated in the Exhibits. The procedures so established shall be followed throughout the course of the Work unless Owner and Vendor mutually agree in advance and in writing to revise such procedure.

     26.15  Ownership of Specifications.  The Specifications shall constitute
            ---------------------------
the Proprietary Information of each party to the extent of each party's contribution to the Specifications. Neither party shall use those parts of the Specifications contributed by the other party or any part of the Proprietary Information of the other party for any purpose other than fulfilling or exercising their respective rights or obligations under this Contract.

     26.16  Financing Requirements.  Vendor acknowledges that the attainment of
            ----------------------
financing for construction of the System may be subject to conditions that are customary and appropriate for the providers of such financing. Therefore, Vendor agrees to promptly consider any reasonable amendment to or modification or assignment of this Contract required by such providers (including, without limitation, any pertinent industrial development authority or other similar governmental agency issuing bonds for financing of the System) which do not materially modify the scope of Vendor's Work in order to obtain such financing. In the event that any such amendment or modification materially increases Vendor's risk or costs hereunder, Owner and Vendor shall negotiate in good faith to adjust pricing matters, and to equitably adjust such other provisions of this Contract, if any, which may be affected thereby, to the extent necessary to reflect such increased risk or costs. In no event shall Vendor be required to accept any modification or amendment pursuant to this subsection provided it has a commercially reasonable basis for such refusal.

     26.17  Owner Review, Comment and Approval.  To the extent that various
            ----------------------------------
provisions of this Contract provide for Owner's review, comment, inspection, evaluation, recommendation or approval, Owner may at its option do so in conjunction and/or consultation with Vendor. To the extent that this Contract requires Owner to submit, furnish, provide or deliver to Vendor any report, notice, Change Order, request or other items, Owner may at its option and upon written notice to Vendor designate a representative to submit, furnish, provide or deliver such items as Owner's agent therefor. To the extent that various provisions of this Contract provide that Owner may order, direct or make requests with respect to performance of the Work or is provided access to the System sites or any other site, Owner may at its option and upon written notice to Vendor authorize a representative to act as Owner's agent therefor. Upon receipt of such notice, Vendor shall be entitled to rely upon such authorization until a superseding written notice from Owner is received by Vendor.

     26.18  Confidentiality.  (a)  All information which is identified as
            ---------------
proprietary or confidential by the disclosing party, including without limitation all oral and written information (including, but not limited to, determinations or reports by arbitrators pursuant to the terms of this Contract), disclosed to the other party is deemed to be confidential, restricted and proprietary to the disclosing party (hereinafter referred to as "Proprietary
                                                                     -----------
Information"). Each party agrees to use the Proprietary Information received
-----------
from the other party only for the purpose of this Contract. Except as specified in this Contract, no other rights, and particularly licenses, to trademarks, inventions, copyrights, patents, or any other intellectual property rights are implied or granted under this Contract or by the conveying of Proprietary Information between the parties. Proprietary Information supplied is not to be reproduced in any form except as required to accomplish the intent of, and in accordance with the terms of, this Contract. The receiving party shall provide the same care to avoid disclosure or unauthorized use of Proprietary Information as it provides to protect its own similar proprietary information but in no event shall the receiving party fail to use reasonable care under the circumstances to avoid disclosure or unauthorized use of Proprietary Information. All Proprietary Information shall be retained by the receiving party in a secure place with access limited to only such of the receiving party's employees, subcontractors or agents who need to know such information for purposes of this Contract and to such third parties as the disclosing party has consented to by prior written approval. All Proprietary Information, unless otherwise specified in writing (i) remains the property of the disclosing party,
(ii) shall be used by the receiving party only for the purpose for which it was intended, and (iii) such Proprietary Information, including all copies of such information, shall be returned to the disclosing party or destroyed after the receiving party's need for it has expired or upon request of the disclosing party, and, in any event, upon termination of this Contract. At the request of the disclosing party, the receiving party shall furnish a certificate of an officer of the receiving party certifying that Proprietary Information not returned to disclosing party has been destroyed. For the purposes hereof, Proprietary Information does not include information which:

            (i) is published or is otherwise in the public domain through no fault of the receiving party at the time of any claimed disclosure or unauthorized use by the receiving party;

            (ii) prior to disclosure pursuant to this Contract is properly within the legitimate possession of the receiving party as evidenced by reasonable documentation to the extent applicable;

            (iii) subsequent to disclosure pursuant to this Contract is lawfully received from a third party having rights in the information without restriction of the third party's right to disseminate the information and without notice of any restriction against its further disclosure;

            (iv) is independently developed by the receiving party or is otherwise received through parties who have not had, either directly or indirectly, access to or knowledge of such Proprietary Information;

            (v) is transmitted to the receiving party after the disclosing party has received written notice from the receiving party after termination or expiration of this Contract that it does not desire to receive further Proprietary Information;

            (vi) is obligated to be produced under order of a court of competent jurisdiction or other similar requirement of a Governmental Entity, so long as the party required to disclose the information provides the other party with prior notice of such order or requirement and its cooperation to the extent reasonable in preserving its confidentiality; or

            (vii) the disclosing party agrees in writing is free of such restrictions.

            (b) Because damages may be difficult to ascertain, the parties agree, without limiting any other rights and remedies specified herein, an injunction may be sought against the party who has breached or threatened to breach this subsection. Each party represents and warrants that it has the right to disclose all Proprietary Information which it has disclosed to the other party pursuant to this Contract, and each party agrees to indemnify and hold harmless the other from all claims by a third party related to the wrongful disclosure of such third party's proprietary information.

            26.19  Entirety of Contract; No Oral Change.  This Contract and the
                   ------------------------------------
Exhibits and Schedules referenced herein constitute the entire contract between the parties with respect to the subject matter hereof, and supersede all proposals, oral or written, all previous negotiations, and all other communications between the parties with respect to the subject matter hereof. No modifications, alterations or waivers of any provisions herein contained shall be binding on the parties hereto unless evidenced in writing signed by duly authorized representatives of both parties as set forth in this Contract.

            26.20  Relationship of the Parties.  Nothing in this Contract shall
                   ---------------------------
be deemed to constitute either party a partner, agent or legal representative of the other party, or to create any fiduciary relationship between the parties. Vendor is and shall remain an independent contractor in the performance of this Contract, maintaining complete control of its personnel, workers, Subcontractors and operations required for performance of the Work. This Contract shall not be construed to create any relationship, contractual or otherwise, between Owner and any Subcontractor, except to establish Owner as a third party beneficiary of Vendor's contacts with Subcontractors as provided herein.

            26.21  Discretion.  Notwithstanding anything contained herein to
                   ----------
the contrary, to the extent that various provisions of this Contract call for an exercise of discretion in making decisions or granting approvals or consents, the parties shall be required to exercise such discretion, decision or approvals and in good faith.

            26.22  Non-Recourse.  No past, present or future limited or general
                   ------------
partner in or of Owner, no parent or other affiliate of any company comprising Owner, and no officer, employee, servant, executive, director, agent or authorized representative of any of them (each, an "Operative") shall be liable
                                                    ---------
by virtue of the direct or indirect ownership interest of such Operative in Owner for payments due under this Contract or for the performance of any obligation, or breach of any representation or warranty made by Owner hereunder. The sole recourse of Vendor for satisfaction of the obligations of Owner under this Contract shall be against Owner and Owner's assets and not against any Operative or any assets or property of any such Operative. In the event that a default occurs in connection with such obligations, no action shall be brought against any such Operative by virtue of its direct or indirect ownership interest in Owner.

            26.23  Improvements, Inventions and Innovations.  All rights in any
                   ----------------------------------------
improvements, inventions, and innovations made solely by Owner shall vest in Owner, and Owner and its affiliates shall have the right to exploit such improvements, inventions, and innovations. All rights in any improvements, inventions and innovations made solely by Vendor shall vest in Vendor, and Vendor and its affiliates shall have the right to exploit such improvements, inventions and innovations. All rights in any improvements, inventions and innovations made by the substantial contribution of both parties ("Joint
                                                                   -----
Information") shall vest jointly in both parties. Joint Information does not
-----------
include any underlying information owned by one of the parties prior to commencement of such joint activities or developed beyond the scope of such joint activities, including Products and Product information, technical information or inventions developed prior to the commencement of any joint activities, developed outside of the scope of such joint activities or developed solely by either party. The rights of joint ownership to such Joint Information shall be rights of full non-exclusive worldwide ownership, including rights to license and transfer. Each party may exploit its rights to the Joint Information independent of the other and may retain all economic benefits thereof, neither party shall have any obligation to account to the other for profits derived from the Joint Information and each party shall have full rights to enforce the Joint Information intellectual property rights against non-authorized users.

            26.24  Attachments and Incorporations.  All Schedules and Exhibits
                   ------------------------------
attached hereto, are hereby incorporated by reference herein and made a part of this Contract with the same force and effect as though set forth in their entirety herein.

            26.25  Conflicts.  In the event of any conflict or inconsistency
                   ---------
among the provisions of this Contract and the documents attached hereto and incorporated herein, such conflict or inconsistency shall be resolved by giving precedence to this Contract and thereafter to the Exhibits, Schedules and Specifications.

            26.26  References to Certain Sources.  Reference to standard
                   -----------------------------
specifications, manuals or codes of any technical society, organization or association or to the laws or regulations of any Governmental Entity, whether such reference is specific or by implication, by this Contract, means the latest standard specification, manual, code, laws or regulations in effect at the time of such reference, except as may be otherwise specifically agreed to by Owner. However, no provision of any reference, standard, specification, manual or code (whether or not specifically incorporated by reference in this Contract) shall be effective to change the duties and responsibilities of Owner or Vendor from those set forth in this Contract; provided that nothing contained in this Contract shall require Owner or Vendor
-------- ----
to violate then existing and enforceable Applicable Laws.

            26.27  Counterparts.  This Contract may be executed by one or more
                   ------------
of the parties to this Contract on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

            26.28  Cooperation.  Vendor acknowledges that Owner may have one
                   -----------
or more third party vendors, contractors and other personnel engaged to provide work, equipment or services to Owner in connection with or related to this Contract. Vendor agrees to reasonably communicate and cooperate with such third parties at all times and, at the request of Owner, coordinate Vendor's and Vendor's Subcontractors' activities hereunder with the activities of such third parties.

            26.29  Survival.  Notwithstanding any expiration or termination of
                   --------
this Contract, the provisions of Sections 2.8, 12, 13, 14, 15, 18, 20 and 26.18 shall continue in full force and effect.

            OWNER AND VENDOR HAVE READ THIS CONTRACT INCLUDING ALL SCHEDULES AND EXHIBITS HERETO AND AGREE TO BE BOUND BY ALL THE TERMS AND CONDITIONS HEREOF AND THEREOF.

            IN WITNESS WHEREOF, the parties have executed this Contract as of the date first above written.

VENDOR:                                     OWNER:

NORTEL NETWORKS INC.,                       CRICKET COMMUNICATIONS, INC.,
a Delaware corporation                      a Delaware corporation


By: _____________________________           By: _____________________________
    Name:                                       Name:
    Title:                                      Title:

                                  EXHIBIT A-1
                                    TO THE
                         CRICKET COMMUNICATIONS, INC.
                      SYSTEM EQUIPMENT PURCHASE AGREEMENT


                               PRICING DISCOUNTS



  [One Page of Pricing Information Deleted Pursuant to Confidential Treatment
                                    Request]

                                  EXHIBIT A-2
                                    TO THE
                         CRICKET COMMUNICATIONS, INC.
                      SYSTEM EQUIPMENT PURCHASE AGREEMENT


                          PITTSBURGH PRICING [*] BTS



[Five Pages of Pricing Lists Deleted Pursuant to Confidential Treatment Request]



[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                  EXHIBIT A-3
                                    TO THE
                         CRICKET COMMUNICATIONS, INC.
                      SYSTEM EQUIPMENT PURCHASE AGREEMENT


                               SERVICES PRICING



[Two Pages of Pricing Lists Deleted Pursuant to Confidential Treatment Request]

                                  EXHIBIT A-4
                                    TO THE
                         CRICKET COMMUNICATIONS, INC.
                      SYSTEM EQUIPMENT PURCHASE AGREEMENT




                            COMPONENT LEVEL PRICES



[Two Pages of Pricing Lists Deleted Pursuant to Confidential Treatment Request]

                                  EXHIBIT A-5
                                    TO THE
                         CRICKET COMMUNICATIONS, INC.
                      SYSTEM EQUIPMENT PURCHASE AGREEMENT


                               SOFTWARE PRICING



 [One Page of Pricing Lists Deleted Pursuant to Confidential Treatment Request]

                                  EXHIBIT A-6
                                    TO THE
                         CRICKET COMMUNICATIONS, INC.
                      SYSTEM EQUIPMENT PURCHASE AGREEMENT


                                OTHER PRODUCTS



[Two Pages of Pricing Lists Deleted Pursuant to Confidential Treatment Request]

                                  EXHIBIT A-7
                                    TO THE
                         CRICKET COMMUNICATIONS, INC.
                      SYSTEM EQUIPMENT PURCHASE AGREEMENT


                      NETWORK MODELS 1 to 18 ASSUMPTIONS



 [Twenty-Nine Pages of Pricing Lists Deleted Pursuant to Confidential Treatment
                                    Request]

                                  EXHIBIT A-8
                                    TO THE
                         CRICKET COMMUNICATIONS, INC.
                      SYSTEM EQUIPMENT PURCHASE AGREEMENT

                              DISCOUNT STRUCTURE

 [Thirty-One Pages of Pricing Lists Deleted Pursuant to Confidential Treatment
                                   Request]

                                  EXHIBIT A-9
                                    TO THE
                         CRICKET COMMUNICATIONS, INC.
                      SYSTEM EQUIPMENT PURCHASE AGREEMENT

                          METROCELL INDOOR BTS MODELS

                     Omni-Sector Single Carrier Metro Cell

[Nine Pages of Pricing Lists Deleted Pursuant to Confidential Treatment Request]

                                  EXHIBIT A-9
                                    TO THE
                         CRICKET COMMUNICATIONS, INC.
                      SYSTEM EQUIPMENT PURCHASE AGREEMENT
                         METROCELL OUTDOOR BTS MODELS

                     Omni-Sector Single Carrier Metro Cell

[Nine Pages of Pricing Lists Deleted Pursuant to Confidential Treatment Request]

                                 EXHIBIT A-10
                                    TO THE
                         CRICKET COMMUNICATIONS, INC.
                      SYSTEM EQUIPMENT PURCHASE AGREEMENT

                     METROCELL INDOOR BTS MODELS WITH MFRM


   [Twenty Pages of Pricing Lists Deleted Pursuant to Confidential Treatment
                                   Request]

                                 EXHIBIT A-11
                                    TO THE
                         CRICKET COMMUNICATIONS, INC.
                      SYSTEM EQUIPMENT PURCHASE AGREEMENT

                                  SPARES LIST


[Three Pages of Product Information Deleted Pursuant to Confidential Treatment
                                   Request]

                                  EXHIBIT A-12
                                     TO THE
                          CRICKET COMMUNICATIONS, INC.
                      SYSTEM EQUIPMENT PURCHASE AGREEMENT

                                TRAINING CREDITS

Vendor shall provide Owner [***] non-transferable training credits (each, a "Credit"), valued at one class day per Credit for every new System ordered by Owner from Vendor during the Contract Term; provided, however, the total amount of Credits provided to Owner by Vendor pursuant to the Exhibit F1 shall not exceed [***] Credits. Owner shall bear the cost of transportation, meals, lodging or any other incidental expenses of Owner (or Affiliate or Related Operator) personnel to, from and during training. Credits must be used prior to expiration or termination of the Contract, after which such Credits will be forfeited by Owner and shall have no cash value. Credits may only be used to train people employed by Owner, an Affiliate, or a Related Operator and not independent contractors, consultants, or the like. The availability of any training shall be subject to any prerequisites identified by Vendor in ADVISOR or other documentation with respect to such training.

        Owner may apply such Credits toward any charges invoiced by Vendor for:

     1) Vendor led training courses set forth in Vendor' Technical Training Catalog entitled "ADVISOR", or

     2) any charges invoiced by Vendor in conjunction with ECIC program activity.

Any training charges to which Owner does not apply such Credits shall be payable by Owner to Vendor at Vendor' then-current prices and Owner shall render payment in accordance with Section 5.3 of the Contract. Such prices shall be subject to change by Vendor upon notice to Owner. Vendor may change, modify, update and/or add training programs as new Product features/releases are made available.

Owner agrees that the courseware and instructional material are confidential information provided by Vendor, and shall hold the courseware and instructional material in confidence in accordance with Section 26.18, Confidentiality, of this Contract.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                  EXHIBIT A-13
                                     TO THE
                          CRICKET COMMUNICATIONS, INC.
                      SYSTEM EQUIPMENT PURCHASE AGREEMENT

                              RECOMMENDED TRAINING

The following list of training courses are recommended for Owner's technicians. Information concerning the courses listed below can be found at the following address: [*] (look under CDMA).


[Three Pages of Training Information Deleted Pursuant to Confidential Treatment
                                    Request]


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                  EXHIBIT B-1
                                     TO THE
                          CRICKET COMMUNICATIONS, INC.
                      SYSTEM EQUIPMENT PURCHASE AGREEMENT

                  CANCELLATION CHARGES FOR BTSs AND EXPANSIONS


  [One Page of Pricing Information Deleted Pursuant to Confidential Treatment
                                    Request]

                                  EXHIBIT B-2
                                     TO THE
                          CRICKET COMMUNICATIONS, INC.
                      SYSTEM EQUIPMENT PURCHASE AGREEMENT

           CANCELLATION CHARGES FOR SWITCH/BSC (EXCLUDING EXPANSIONS)


  [One Page of Pricing Information Deleted Pursuant to Confidential Treatment
                                    Request]

                                   EXHIBIT C
                                     TO THE
                          CRICKET COMMUNICATIONS, INC.
                      SYSTEM EQUIPMENT PURCHASE AGREEMENT

                                   INSURANCE

          Each party shall, during the term of this Contract, at its own cost and expense, carry and maintain at a minimum, the insurance coverage listed below. If either party is not self-insured, that party shall maintain such coverages with insurers that are licensed in the state of operation. Vendor shall not commence any work hereunder until each party has fulfilled all insurance requirements herein. Each party shall require its subcontractors and agents to maintain the same insurance coverage listed below.


   . Workers' Compensation insurance with statutory limits as required in the state(s) of operation; and providing coverage for either party's employee entering onto Owner premises, even if not required by statute. Employers' Liability or "Stop Gap" insurance with limits of not less than $500,000 for each occurrence.

   . Commercial General Liability Insurance covering claims for bodily injury, death, personal injury or property damage occurring or arising out of the performance of this Agreement, including coverage for independent contractor's protection (required if any work will be subcontracted), premises-operations, products/completed operations and contractual liability with respect to the liability assumed by either party hereunder.

     The limits of insurance shall be:

          Each Occurrence (Bodily Injury/Property Damage)        $1,000,000.00
          General Aggregate Limit (Annual Aggregate)             $2,000,000.00
          Products-Completed Operations Limit (Annual Aggregate) $1,000,000.00

   . Comprehensive Automobile Liability Insurance covering ownership, operation and maintenance of all owned, non-owned and hired motor vehicles used in connection with the performance of this Agreement, with limits of at least $1,000,000 combined single limit for bodily injury and property damage.

          The insurance limits required herein may be obtained through any combination of self-insurance, primary and excess or umbrella liability insurance. Each party shall furnish the other prior to the start of the work, if required by the other party, certificates or adequate proof of the insurance required by this clause. Each party shall notify the other in writing at least thirty (30) days prior to cancellation of or any material change in the policy. Notwithstanding the above, each party shall have the option where permitted by law to self-insure any or all of the foregoing risks.

                                   EXHIBIT D
                                     TO THE
                          CRICKET COMMUNICATIONS, INC.
                      SYSTEM EQUIPMENT PURCHASE AGREEMENT

                             PURCHASE ORDER ADDRESS

All Purchase Orders shall be sent to the Vendor at the following address in accordance with Section 3.1 of the Agreement:

Nortel Networks Inc.
2350 Campbell Creek Blvd.
Richardson, Texas
75082

Fax: [*]

Attn: [*]

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                   EXHIBIT E
                                     TO THE
                          CRICKET COMMUNICATIONS, INC.
                      SYSTEM EQUIPMENT PURCHASE AGREEMENT

                              LEAD TIMES/INTERVALS

   [One Page of Schedules Deleted Pursuant to Confidential Treatment Request]

                                   EXHIBIT F
                                     TO THE
                          CRICKET COMMUNICATIONS, INC.
                      SYSTEM EQUIPMENT PURCHASE AGREEMENT

                               PROJECT MANAGEMENT
                            STATEMENT OF WORK (SOW)

In accordance with an accepted Purchase Order, Vendor shall provide project management Services for the build-out of Owner's System as set forth herein. Such Services may include management of all of Vendor's resources (including subcontractors, as applicable) may as program management, RF and network engineering, Equipment installation and commissioning, spectrum clearing, Site acquisition, architectural and engineering, Site construction and logistics management ("Project Management Services").


[Three Pages of Technical Information Deleted Pursuant to Confidential Treatment
                                    Request]

                                   EXHIBIT G
                                     TO THE
                          CRICKET COMMUNICATIONS, INC.
                      SYSTEM EQUIPMENT PURCHASE AGREEMENT

                               SPECTRUM CLEARING
                            STATEMENT OF WORK (SOW)

In accordance with an accepted Purchase Order, Vendor shall provide the spectrum clearing Services set forth in Section 1 below ("Spectrum Clearing Services"), to (i) identify and, (ii) attempt to alleviate interference from users currently occupying Owner's desired spectrum ("Incumbents"). Owner acknowledges and agrees that Vendor's ability to fulfill certain obligations hereunder and/or obtain satisfactory results is dependent upon the full cooperation of the Incumbent(s) and the provision by the Incumbent of necessary information to Vendor relative to Incumbent's use of spectrum. Owner further acknowledges and agrees that the failure of Vendor to perform any such obligation(s) or obtain satisfactory results that are due to the lack of cooperation by any Incumbent shall not constitute a breach or delay under the Agreement. In the event Vendor accepts a Purchase Order for Spectrum Clearing Services for a System, as described herein, Vendor shall have no liability under the Agreement for any resulting schedule delays related to such System.


[Eight Pages of Technical Information Deleted Pursuant to Confidential Treatment
                                    Request]

                                   EXHIBIT H
                                     TO THE
                          CRICKET COMMUNICATIONS, INC.
                      SYSTEM EQUIPMENT PURCHASE AGREEMENT

                                SITE ACQUISITION
                            STATEMENT OF WORK (SOW)

As set forth in an accepted Purchase Order and on a Site-by-Site basis, Vendor shall provide Site acquisition Services listed herein ("Site Acquisition Services"), in the following phases:


     (i)  Phase I - Zoning audit/Site identification,
     (ii)  Phase II - Lease/Site acquisition, and
     (iii) Phase III - Zoning approvals and permits.

The provision by Vendor of Site Acquisition Services as set forth herein assumes that Vendor, pursuant to an accepted Purchase Order, has developed the RF design and identified desirable Search Rings (as defined below) for BTS placement for Owner's wireless network. In the event Owner utilizes an RF design not provided by Vendor, the identification of all Search Rings shall be the responsibility of Owner.


[Seven Pages of Technical Information Deleted Pursuant to Confidential Treatment
                                    Request]

                                  EXHIBIT I-1
                                     TO THE
                          CRICKET COMMUNICATIONS, INC.
                      SYSTEM EQUIPMENT PURCHASE AGREEMENT

                         ARCHITECTURAL AND ENGINEERING
                            STATEMENT OF WORK (SOW)
                                  FOR SWITCHES

In accordance with an accepted Purchase Order, Vendor shall provide the following architectural and engineering Services, as set forth herein as applicable, on a Site-by-Site basis. The provision of A&E Switch Services performed on any Site as set forth herein assumes that Vendor is able to reasonably obtain consent from the applicable Site owner to perform any such A&E Switch Services. Receipt of such consent shall be a condition precedent with regard to Vendor's performance of A&E Switch Services as set forth herein. In the event such consent is contingent on the payment of a fee by Vendor to any Site owner, Vendor shall first obtain Owner's agreement as to the amount of, and consent to reimburse Vendor for, such fee.


[Five Pages of Technical Information Deleted Pursuant to Confidential Treatment
                                    Request]

                                  EXHIBIT I-2
                                     TO THE
                          CRICKET COMMUNICATIONS, INC.
                      SYSTEM EQUIPMENT PURCHASE AGREEMENT

                         ARCHITECTURAL AND ENGINEERING
                            STATEMENT OF WORK (SOW)
                                 FOR BTS SITES

In accordance with an accepted Purchase Order, Vendor shall provide the following architectural and engineering Services, as set forth herein as applicable, on a Site-by-Site basis. The provision of A&E BTS Services performed on any Site as set forth herein assumes that Vendor is able to reasonably obtain consent from the applicable Site owner to perform any such A&E BTS Services. Receipt of such consent shall be a condition precedent with regard to Vendor's performance of A&E BTS Services as set forth herein. In the event such consent is contingent on the payment of a fee by Vendor to any Site owner, Vendor shall first obtain Owner's agreement as to the amount of, and consent to reimburse Vendor for, such fee.

 [Two Pages of Technical Information Deleted Pursuant to Confidential Treatment
                                    Request]

                                  EXHIBIT J-1
                                     TO THE
                          CRICKET COMMUNICATIONS, INC.
                      SYSTEM EQUIPMENT PURCHASE AGREEMENT

                            CONSTRUCTION MANAGEMENT
                            STATEMENT OF WORK (SOW)
                                  FOR SWITCHES

In accordance with a accepted Purchase Order, Vendor shall provide the construction management Services as set forth herein with respect to any construction Work provided hereunder by Vendor, including, Site construction management, materials logistics management, management of Architectural and Engineering Work, Project documentation and reporting and quality control ("Construction Management Services") as follows:


 [Two Pages of Technical Information Deleted Pursuant to Confidential Treatment
                                    Request]

                                  EXHIBIT J-2
                                     TO THE
                          CRICKET COMMUNICATIONS, INC.
                      SYSTEM EQUIPMENT PURCHASE AGREEMENT

                            CONSTRUCTION MANAGEMENT
                            STATEMENT OF WORK (SOW)
                                 FOR BTS SITES

In accordance with a accepted Purchase Order, Vendor shall provide the construction management Services as set forth herein with respect to any construction Work provided hereunder by Vendor, including, Site construction management, materials logistics management, management of Architectural and Engineering Work, Project documentation and reporting and quality control ("Construction Management Services") as follows:


 [Two Pages of Technical Information Deleted Pursuant to Confidential Treatment
                                    Request]

                                   EXHIBIT K
                                     TO THE
                          CRICKET COMMUNICATIONS, INC.
                      SYSTEM EQUIPMENT PURCHASE AGREEMENT

             SITE CONSTRUCTION AND ANTENNA INSTALLATION AND TESTING
                            STATEMENT OF WORK (SOW)

As set forth in an accepted Purchase Order and on a Site-by-Site basis, Vendor shall provide construction Services as set forth herein. Vendor shall construct the Sites in accordance with applicable industry standards, Vendor specifications, applicable manufacturer's specifications and practices, applicable construction drawings, as well as local, state and federal regulations, ordinances and statutes. The provision by Vendor of construction Services as set forth herein is conditioned upon Owner's purchase of Vendor's construction management Services (the description and price for which are not included in this statement of work).

 [Six Pages of Technical Information Deleted Pursuant to Confidential Treatment
                                    Request]

                                   EXHIBIT L
                                    TO THE
                         CRICKET COMMUNICATIONS, INC.
                      SYSTEM EQUIPMENT PURCHASE AGREEMENT

                        INSTALLATION AND COMMISSIONING
                      STATEMENT OF WORK/PROJECT SCHEDULE


1.0  INTRODUCTION

     In accordance with an accepted Purchase Order, this Installation and Commissioning Statement of Work ("SOW") defines the work requirements and responsibilities of both Vendor and Owner, which are necessary to engineer, furnish, deliver, install and test all Equipment furnished hereunder in accordance with the Project Intervals set forth in Section E herein, and in the case of a BTS, necessary for shipment to Owner's designated delivery location (e.g., a warehouse or staging area)("Installation and Commissioning Services").

     Vendor's obligation to perform Installation and Commissioning Services assumes receipt and acceptance of a valid Purchase Order for such Services. The materials and labor required for installation activities as described below represent a "standard" installation. Owner understands and agrees that certain of the requirements for such installation and commissioning activities are Site dependent, and Vendor reserves the right to quote additional charges on a time-and-material basis as the actual designated Switch Site(s) ("Designated Switch Site") or installation Site(s), as applicable, are identified.



    [Sixteen Pages of Technical Information Deleted Pursuant to Confidential
                               Treatment Request]

                                 ATTACHMENT 1

                           BTS SITE READY CHECK LIST

-------------------------------------------------------------------------------------------------------------
  Site                                        Proj. #                           C.O.E.O.

--------------------------------            ----------------------            -------------------------------

  Nearest Cross Street                                                          Date(1)

------------------------------------------------------------------            --------------------------------

==============================================================================================================

             BTS Ready                        Type of Site(2)                   Date Observed(3)
   -------
                                            ---------------------------------



                             Indoor
                             Installation?
          -----------                                                        -------------------------------


                             Grate/Pad
          -----------                                                        -------------------------------

                             Fence
          -----------                                                        -------------------------------

                             Tower and Antenna System Complete
                             (Valid Sweep Test Results)
          -----------                                                        -------------------------------

                             RFFE Mounting positions available
                             (Icebridge/brackets etc.)
          -----------                                                        -------------------------------

                             Grounds available at BTS and RFFEs
                             (megger test results provided)
          -----------                                                        -------------------------------

                             AC Available (at demark)
          -----------                                                        -------------------------------

                             T1 Available (and tested)
          -----------                                                        -------------------------------

                             Site Access (Special Needs)
          -----------                                                        -------------------------------

Additional Info:




--------------------------------------------------------------------------------------------------------------
==============================================================================================================

Notes:
1. For the header block, please put in the date that all sub-topics were observed to be complete.
2.   For Grate/Pad please put type of site.
3.   For remaining blocks, please put in the date you observed each.
4. Please include in comments any additional information that may be useful in completing the installation and commissioning of the BTS.


Owner:                               Vendor acknowledgment:


Date:                                Date:

                                  ATTACHMENT 1

                          SWITCH SITE READY CHECK LIST

--------------------------------------------------------------------------------------------------------------
Site                                                     Proj. #                                   C.O.E.O.

--------------------------------------              ----------------------------              ----------------


Nearest Cross Street                                                                                 Date

------------------------------------------------------------------                            ----------------

==============================================================================================================

Owner has completed its obligations, as set forth in Annex 2, Schedule A, Section B, Subsection 2 necessary for Vendor to commence installation/commissioning of Switch/BSC Equipment.


Additional Info:









--------------------------------------------------------------------------------------------------------------




Owner:                                  Vendor acknowledgment:


Date:                                   Date:

                                 SCHEDULE A-1

                     SYSTEM ELEMENT FIELD INSTALLATION AND
                     COMMISSIONING FOR METROCELL PRODUCTS

Introduction

This Installation and Commissioning Statement of Work ("SOW") defines the work requirements and responsibilities of both Vendor and the Owner which are necessary to engineer, furnish, deliver, install and test Metrocell Products furnished hereunder in accordance with the Project Intervals set forth in Section D herein, necessary for shipment to the Owner's designated FOB Point. Vendor's obligation to perform the Services described hereunder assumes receipt and acceptance of a valid Purchase Order for such Services and associated Products. The materials and labor required for installation activities as described below represent a "standard" installation. Owner understands and agrees that certain of the requirements for such installation and commissioning activities are Site dependent, and Vendor reserves the right to quote (pursuant to and in accordance with the pricing as set forth in the Agreement or applicable Exhibit) additional charges on a time-and-material basis as the actual Designated Switch Site(s) or installation Site(s), as applicable, are identified, in accordance with this Agreement. Owner's responsibilities set forth herein are conditions precedent to Vendor's responsibilities set forth herein.



[Eight Pages of Technical Information Deleted Pursuant to Confidential Treatment
                                    Request]

                                  ATTACHMENT 1
                                       TO
                                  SCHEDULE B-1
                           BTS SITE READY CHECK LIST

                                                                                   Date(1)

                                                                                 ------------------------------
---------------------------------------------------------------------------------------------------------------
  Site                                           Proj. #                           C.O.E.O.
                                                                                   What is this # A Vendor
                                                                                   provided number required
                                                                                   for tracking the BTS.

--------------------------------------         --------------------              ------------------------------

  Nearest Cross Street                                                             Cascade #

---------------------------------------------------------                        ------------------------------

===============================================================================================================

                           BTS Ready             Type of Site(2)                   Date Observed(3)
        -------
                                               Is this the same as the checklist
                                               below.
                                             ------------------------------------------------------------------
                           Indoor Installation
        -------                                                                  ------------------------------
                           Grate/Pad
        -------                                                                  ------------------------------
                           Temp/Perm Fence
        -------                                                                  ------------------------------
                           Tower and Antenna System  Complete
        -------                                                                  ------------------------------
                           Site Access (Special Needs)
        -------                                                                  ------------------------------

Additional Info:
---------------------------------------------------------------------------------------------------------------
Access Requirements:
--------------------

---------------------------------------------------------------------------------------------------------------
===============================================================================================================
                                                                               Date Observed(3)

                                                                             ----------------------------------
[ ]        BTS Set on Pad
                                                                             ----------------------------------
[ ]        Grounds Connected to BTS
                                                                             ----------------------------------
[ ]        AC Available (at BTS breaker) and BTS connected
                                                                             ----------------------------------
[ ]        Valid MEGGER Result  - SSLP SSEO  See comments in Section A, Item 14
                                                                             ----------------------------------

                           GPS Antenna Installed
        -------                                                              ----------------------------------

Additional Info:


---------------------------------------------------------------------------------------------------------------
===============================================================================================================
     [ ]     BTS On-Air Ready                                                  Date Observed(3)

                                                                                -------------------------------
             [ ]           T1 Available and CSU in Telco Box Shows Green
                           Light
                                                                                -------------------------------
             [ ]           Jumpers from Antenna Lines ready for connection
                           to enclosure Connected
                                                                                -------------------------------
             [ ]           Valid Sweep Test Results
                           (Ask I&C Warehouse In-Charge)
                                                                                -------------------------------
Additional Info:


---------------------------------------------------------------------------------------------------------------
===============================================================================================================

Notes:
1. For the header Block, please put in the date that all sub-topics were observed to be complete.
2. For Grate/Pad please put type of site.
4. For remaining blocks, please put in the date you observed each.
5. For access requirements, please indicate lock combination number, who has the key(s) and how to contact that person, specific hours access is available, etc.

   - Space has been provided at the end of each section to list additional info deemed necessary (i.e., bad road when muddy; check with landlord prior to site visit; pile of gravel in road, etc.).


----------------------------             ----------------------------
Owner:                                   Vendor acknowledgement:


----------------------------             ----------------------------
Date:                                    Date

                                 ATTACHMENT 1
                                      TO
                                 SCHEDULE B-1
                            COMMISSIONING CRITERIA

                 Metrocell                          Cascade #
--------------------------------------------------------------------------------

         SITE                                 START DATE
             ------------------------                   ------------------------
      PROJECT                                    COEO
             ------------------------                   ------------------------
     LOCATION                                  COMPLETED
             ------------------------                   ------------------------

                                                                                    VENDOR           OWNER
   SECTION                                   NAME                                           INITIALS
---------------------------------------------------------------------------------------------------------------
08-0268          Outdoor CDMA Metrocell DE Handling & Securing
---------------------------------------------------------------------------------------------------------------
08-0269          Outdoor CDMA Metrocell RE Handling & Securing
---------------------------------------------------------------------------------------------------------------
                 Outdoor CDMA Metrocell EBE Handling & Securing
---------------------------------------------------------------------------------------------------------------
18-0270          Outdoor CDMA Metrocell System Cabling
---------------------------------------------------------------------------------------------------------------
18-0262          CDMA Metrocell Carrier Growth
---------------------------------------------------------------------------------------------------------------
22-0272          CDMA Metrocell Preparation & Power Up
---------------------------------------------------------------------------------------------------------------
24-0273          Outdoor CDMA Metrocell Fault Isolation Testing
---------------------------------------------------------------------------------------------------------------
24-0271          Outdoor CDMA Metrocell Helios 3500 Configuration
---------------------------------------------------------------------------------------------------------------
26-0321          CDMA Metrocell and Minicell GPSTM installation and
                 Configuring
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
SSP              CDMA Cell CallP Test                                                                 N/A
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                 NOTE:
---------------------------------------------------------------------------------------------------------------
                 No Section Is To Be NA'd Without ITAS Approval
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                 N/A = No Customer Signature Required
---------------------------------------------------------------------------------------------------------------

Vendor Rep____________________________ Owner Rep____________________________

                                 ATTACHMENT 2

                    Installation and COMMISSIONING CRITERIA

Upon completion of installation, if the Vendor is not performing commissioning activities, or commissioning activities by Vendor, Owner shall within [*], either (i) accept the Site as being in compliance with the Specifications; (ii) accept the Site "as is"; or (iii) provide the Vendor a "punch list" noting in reasonable detail any deficiencies resulting from the Vendor's non-compliance with the Specifications. In the case of (i) or (ii) above, the Owner will promptly acknowledge Acceptance of the installation and/or commissioning work in writing in the format set forth in this Attachment 2 to Exhibit B3, and in the case of (iii) above, such written acknowledgement shall be provided promptly upon the Vendor's correction of the punch list items. The failure of Owner to notify Vendor within [*] after completion of installation and/or commissioning activities (or, in the case of correction, [*] following such correction) of any particulars in which the Products do not meet the Installation and/or Commissioning Criteria, shall be deemed to constitute Owner's acceptance of such installation and/or commissioning Services.



[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                   EXHIBIT M
                                    TO THE
                         CRICKET COMMUNICATIONS, INC.
                      SYSTEM EQUIPMENT PURCHASE AGREEMENT

             RF ENGINEERING DESIGN SERVICES FOR NEW NETWORK DESIGN


1.0  INTRODUCTION

     This RF engineering design Services ("RF Engineering Design Services") Statement of Work defines the work requirements and responsibilities of Owner and Vendor with respect to performing RF Engineering Design Services.

     Vendor's obligation to perform RF Engineering Design Services assumes receipt and acceptance of a valid Purchase Order for such Services; provided that, such Purchase Order shall include the Entrance Criteria listed in Section 2.0 below.

     The RF Engineering Design Services for the design of a new System involves the three step process set forth below for the identification of the minimum number of cell sites required to achieve Owner's design objectives.


 [Ten Pages of Technical Information Deleted Pursuant to Confidential Treatment
                                    Request]

                                   EXHIBIT N
                                    TO THE
                         CRICKET COMMUNICATIONS, INC.
                      SYSTEM EQUIPMENT PURCHASE AGREEMENT

                           RF OPTIMIZATION SERVICES

1.0  Introduction

     This RF optimization Services ("RF Optimization Services") Statement of Work defines the work requirements and responsibilities of Owner and Vendor with respect to performing RF Optimization Services. Vendor will provide the following: classification of morphologies, analysis of propagation characteristics, development of an appropriate PN plan, performing path balancing, handoff cluster optimization and a final drive test.

     Vendor's obligation to perform RF Optimization Services assumes receipt and acceptance of a valid Purchase Order for such services; provided that, such Purchase Orders shall include the Entrance Criteria listed in Section 2.0 below.


    [Eleven Pages of Technical Information Deleted Pursuant to Confidential
                               Treatment Request]

                                   EXHIBIT O
                                    TO THE
                         CRICKET COMMUNICATIONS, INC.
                      SYSTEM EQUIPMENT PURCHASE AGREEMENT

                              NETWORK INTEGRATION

1.0 "Network Integration Services" shall mean Vendor's on-site technical support Services for the optimization and/or operation and maintenance of the BTS, Switch and BSM, to be specified in a Purchase Order accepted by Vendor. Unless provided in the applicable pricing Exhibit of the Agreement, Vendor shall provide the price(s) for such Network Integration Services to Owner upon request on an as-quoted basis, which Services are further described below:


[Three Pages of Technical Information Deleted Pursuant to Confidential Treatment
                                    Request]

                                   EXHIBIT P
                                    TO THE
                         CRICKET COMMUNICATIONS, INC.
                      SYSTEM EQUIPMENT PURCHASE AGREEMENT

                            PRODUCT SPECIFICATIONS


--------------------------------------------------------------------------------

Table of Contents
The DMS-MTX.............................................    1
Power requirements and environmental conditions.........    4
Physical dimensions.....................................    5
The Base Station Controller.............................    5
Operational Specifications..............................    6
Network Overview........................................    7
Architectural overview..................................    8
BSC capacity............................................   10
BSC physical specifications.............................   12
CDMA Metro Cell.........................................   14
CDMA Metro Cell Technical Specifications................   15
CDMA MiniCell...........................................   15
Minicell Technical Specifications.......................   16
Regulatory Specifications for Metro Cell and Minicell...   16


The DMS-MTX switch is a member of Nortel Networks' DMS family of digital switching systems. DMS includes six versions of switching systems. All systems use a common hardware and software platform with additional software to cover the entire range of operator applications.

All DMS systems benefit from a common, ongoing research and development program.
  This program enhances the capabilities of all DMS systems and ensures the incorporation of new technologies to all versions of the switch.

The following specifications as stated herein are subject to change from time to time.

THE DMS-MTX


  [Twenty-One Pages of Technical Information Deleted Pursuant to Confidential
                               Treatment Request]

                                   EXHIBIT Q
                                    TO THE
                         CRICKET COMMUNICATIONS, INC.
                      SYSTEM EQUIPMENT PURCHASE AGREEMENT

                        BASE GENERIC SOFTWARE FEATURES

The following is a list of Vendor's base Software features included in Vendor's MTXU0008 Base Load.


[Three Pages of Technical Information Deleted Pursuant to Confidential Treatment
                                    Request]

                                   EXHIBIT R
                                    TO THE
                         CRICKET COMMUNICATIONS, INC.
                      SYSTEM EQUIPMENT PURCHASE AGREEMENT

                             DOCUMENTATION/MANUALS

The following list of System Maintenance and Instruction Manuals and System Operating and Configuring Manuals apply to the Products provided under the Agreement and are available through Vendor's computer-based information system ("HELMSMAN").

HELMSMAN CD-ROM: Includes one (1) compact disc and one (1) application program; CD-ROM reader and interface card are optionally available through Vendor for use on Owner-supplied DOS personal computer. Updates are available at additional costs. (Documents not available on compact disc will be provided in paper format.)

Helmsman 4.1.1 Windows User Guide............................................           P632202.01
Helios TCM/48 Temperature Compensation Module................................    167-4701-10202.00
Helios BMU Battery Management Unit...........................................    167-8001-11008.00
Helios System 200/48 Manual..................................................    167-9021-10904.00
MPR25/MPR15 Series Single Phase -48V.........................................    169-2071-50007.00
North American DMS-100 Service priority classification descript..............    297-0201-01501.03
Cutover Conversion Services Customer Grooming Method of Proc.................    297-0301-30102.05
North American DMS-100 Electrostatic Discharge Protection Guide..............    297-1001-01002.03
Maintenance System Maintenance Guide.........................................    297-1001-10601.02
Maintenance - Administration Tools Description...............................    297-1001-10701.02
CMIS Equipment Cabinet Planning - Engineering  Guide.........................    297-1001-10901.02
Magnetic Tape Reference Manual...............................................    297-1001-11803.03
AMA - NT Format Reference Guide..............................................    297-1001-11918.04
Automatic Trunk Testing Description..........................................    297-1001-12103.02
Alarm System Description.....................................................    297-1001-12205.01
Journal File Description.....................................................    297-1001-12703.03
Input/Output System Reference Manual.........................................    297-1001-12906.04
Synchronous Clock System Description Description.............................    297-1001-13003.03
DMS-100 Ringing System General Description...................................    297-1001-13104.02
Blue Box Fraud Detection Feature Description.................................    297-1001-13202.02
Trunk Selection - Compatibility Reference....................................    297-1001-15201.04
Peripheral - Trunk group/Line Assignments Reference guide....................    297-1001-15501.02
Power Distribution - Grounding Guide User Guide..............................    297-1001-15603.07
Grounding Audit Procedures Procedural Manual.................................    297-1001-15802.03
Basic Administration Procedures..............................................    297-1001-30003.06
SuperNode Conversion Procedures..............................................    297-1001-30201.07
ONP-HYBRID Software Delivery Procedures......................................    297-1001-30304.01
DMS100 Family Capacity Administration Guide..................................    297-1001-30403.02
DMS100 Family Memory Administration Guide....................................    297-1001-30504.03
Loading Administration Guide.................................................    297-1001-30603.02
Service Problem Analysis Administration Guide................................    297-1001-31804.02
SPMS Application Guide.......................................................    297-1001-33011.04
DIRP Administration Guide....................................................    297-1001-34501.06
Digital Switching Systems Power - Grounding Routine Maintenance..............    297-1001-35002.02


Basic Translations Tools Guide...............................................    297-1001-36004.05
Provisioning.................................................................    297-1001-45028.01
Network Management System Reference Manual...................................    297-1001-45310.06
DMS-100 Family Software Package to Data Cross Reference......................    297-1001-45620.01
Maintenance System Man-Machine Interface Description.........................    297-1001-52003.04
Automatic Board-To-Board Testing Reference Manual............................    297-1001-52205.04
Remote Data Polling System Description.......................................    297-1001-52409.01
Data Packet Controller Reference Manual......................................    297-1001-52503.01
Disk Maintenance Subsystem Reference Manual..................................    297-1001-52609.01
DRAM DRAM - EDRAM Guide......................................................    297-1001-52713.05
Conference Circuit Guide.....................................................    297-1001-53003.05
Common Channel Signaling 7 Maintenance Reference Manual......................    297-1001-53106.01
Bit Error Rate Performance Testing Testing Reference.........................    297-1001-53307.01
Maintenance Managers Morning Report..........................................    297-1001-53503.04
DPP Hardware Component Replacement Guide.....................................    297-1001-53901.02
DPP Commands and Messages Guide..............................................    297-1001-54501.04
NORESTARTSWACT/MTCSWACT User's Guide.........................................    297-1001-54603.01
DPP Maintenance Procedures Guide.............................................    297-1001-54701.01
Bellcore Format AMA Maintenance Guide........................................    297-1001-57001.01
Input/Output Devices Maintenance Guide.......................................    297-1001-59004.12
Networks Maintenance Guide...................................................    297-1001-59104.03
Peripheral Modules Maintenance Guide.........................................    297-1001-59210.01
External Devices Maintenance Guide...........................................    297-1001-59304.01
Trunks Maintenance Guide.....................................................    297-1001-59505.01
Commands Reference Manual....................................................    297-1001-82208.02
Glossary of Terms - Abbreviations Reference Manual...........................    297-1001-82504.02
Bellcore Format AMA Reference Guide..........................................    297-1001-83019.01
Equal Access Maintenance Guide...............................................    297-2101-50004.01
PCM30 Line Drawer Maintenance Guide..........................................    297-2101-50402.01
SDMC OM Data Delivery Application User Guide.................................    297-2667-32102.02
SuperNode Patching Procedures................................................    297-5001-54005.03
DMS SN & DMS SN SE Computing Module Maintenance Guide........................    297-5001-54810.03
DMS SN & DMS SN SE Message Switch Maintenance Guide..........................    297-5001-54907.03
DMS SuperNode SE Alarm - Performance Monitoring Procedures...................    297-5301-54304.01
SDM SuperNode Billing Application Application Guide..........................    297-5051-30003.02
SuperNode Data Manager User Guide............................................    297-5051-90402.01
SDM ASCII Terminal Access User Guide.........................................    297-5051-90501.01
SuperNode Data Manager User Guide............................................    297-5051-91204.05
SuperNode Data Manager User Guide............................................    297-5051-91301.01
SuperNode Data Manager Fault-tolerant User Guide.............................    297-5061-90602.02
North American DMS-100 OAM&P Change Document Reference Manual................    297-8001-10004.01
DMS-100 Alarm Clearing - Perform. Monitoring Proc. Vol. 1 of 4...............   297-8001-543110.02
DMS-100 Alarm Clearing - Perform. Monitoring Proc. Vol. 2 of  4..............   297-8001-543210.02
DMS-100 Alarm Clearing - Perform. Monitoring Proc. Vol. 3 of 4...............   297-8001-543310.02
DMS-100 Alarm Clearing - Perform. Monitoring Proc. Vol. 4 of  4..............   297-8001-543410.02
NA DMS-100 OAM&P Change Document Reference Manual Volume 1 of 2..............   297-8021-100106.03
NA DMS-100 OAM&P Change Document Reference Manual Volume 2 of 2..............   297-8021-100206.03
NA DMS-100 Alarm Clearing - Perform Monitoring Proc Vol 1 of  4..............   297-8021-543110.02
NA DMS-100 Alarm Clearing - Perform Monitoring Proc Vol 2 of  4..............   297-8021-543210.02
NA DMS-100 Alarm Clearing - Perform Monitoring Proc Vol 3 of  4..............   297-8021-543310.02
NA DMS-100 Alarm Clearing - Perform Monitoring Proc Vol 4 of  4..............   297-8021-543410.02


SMU Maintenance Manual.......................................................    297-8241-55009.01
XPM Operational Measurements Reference Manual................................    297-8321-81409.02
XPM Translations Reference Manual Volume 1 of 3..............................   297-8321-815111.02
XPM Translations Reference Manual Volume 2 of  3.............................   297-8321-815211.02
XPM Translations Reference Manual Volume 3 of  3.............................   297-8321-815311.02
Extended Peripheral Module Logs Reference Manual.............................    297-8321-84010.02
Extended Peripheral Module Int'l Operational Measurements Ref................    297-8331-81407.01
Extended Peripheral Module International Translations Reference..............    297-8331-81509.01
Extended Peripheral Module International Logs Reference Manual...............    297-8331-84007.01
North American DMS-100 Peripheral Module Software Release Doc................    297-8981-59908.03
DMS-10 - DMS-100.....................................................297-8991-001297-8991-00104.02
DMS-10 - DMS-100 Cancellation Cross-reference Directory......................    297-8991-00204.04
Software Delivery Process Description........................................    297-8991-02001.01
Software Delivery Planning and Provisioning..................................    297-8991-02101.01
DMS-INode Functionality Description Reference Manual.........................    297-8991-10001.01
ONP Software Delivery Procedures, Vol. 1 of 2................................   297-8991-303110.04
ONP Software Delivery Procedures, (XA-Core) Vol. 1 of 2......................   297-8991-303210.04
Cutover Manual XA-Core Cutover Procedures Manual.............................    297-8991-30701.04
DMS100 Family XA-Core Maintenance Manual.....................................    297-8991-51002.02
DMS100 Family XA-Core Maintenance Guide......................................    297-8991-51102.02
Post-Release Software Manager (PRSM) Reference Guide.........................    297-8991-54007.03
Hardware Description Manual Volume 1 of 5....................................   297-8991-805106.01
Hardware Description Manual Volume 2 of 5....................................   297-8991-805206.01
Hardware Description Manual Volume 3 of 5....................................   297-8991-805306.01
Hardware Description Manual Volume 4 of 5....................................   297-8991-805406.01
Hardware Description Manual Volume 5 of 5....................................   297-8991-805506.01
DMS100 Family XA-Core Reference Manual.......................................    297-8991-81002.02
Software Optionality Control user Manual.....................................    297-8991-90108.01
DMS100 Family Ethernet Interface Unit User Guide.............................    297-8991-91002.02
Introduction to the New North America DMS-100 Product Structure..............        50104.1601.01
BCS to PCL Mapping...........................................................        50105.1601.02
DMS Switching Evolution Transition Guide.....................................        50111.1601.01
DMS-100 Capacity Planner.....................................................        50112.1601.01
DMS-100 Software Portfolio...................................................        50170.1101.01
Expanded Carrier Identification Code Planner for Feature Group...............        57003.1601.01
DMS-100 Feature Description Manual...........................................    PLN-1001-00327.01
DMS SuperNode Technical Specification........................................    PLN-5001-00102.08
LEC0011 North American DMS-100 Release Document Volume 1 of 3................   PLN-8001-004109.02
LEC0011 North American DMS-100 Release Document Volume 2 of 3................   PLN-8001-004209.02
LEC0011 North American DMS-100 Release Document Volume 3 of 3................   PLN-8001-004309.02
LET0011 North American DMS-100 Release Document Volume 1 of 3................   PLN-8021-004109.02
LET0011 North American DMS-100 Release Document Volume 2 of 3................   PLN-8021-004209.02
LET0011 North American DMS-100 Release Document Volume 3 of 3................   PLN-8021-004309.02
ALL PRODUCTS COMPUTING-MODULE LOADS..........................................   PLN-8991-103105.03
ALL PRODUCTS COMPUTING-MODULE LOADS..........................................   PLN-8991-103205.03
ALL PRODUCTS COMPUTING-MODULE LOADS..........................................   PLN-8991-103305.03
ALL PRODUCTS COMPUTING-MODULE LOADS..........................................   PLN-8991-103405.03
Provisioning Manual - Active Detail Volume 1 of 4............................   PLN-8991-104105.03
Provisioning Manual - Active Detail Volume 2 of 4............................   PLN-8991-104205.03
Provisioning Manual - Active Detail Volume 3 of 4............................   PLN-8991-104305.03
Provisioning Manual - Active Detail Volume 4 of 4............................   PLN-8991-104405.03


Listing of TAMs Technical Assistance Manual..................................    TAM-1001-00010.03
TAS Nonresident Tool Listing Technical Assistance Manual.....................    TAM-1001-00110.03
DISPCALL User Guide..........................................................    TAM-1001-00303.01
PMDEBUG Technical Assistance Manual..........................................    TAM-1001-00409.03
PMIST Technical Assistance Manual............................................    TAM-1001-00708.02
DEBUG Technical Assistance Manual............................................    TAM-1001-00803.02
Data Layout Manual Reference Manual..........................................    TAM-1001-01104.01
CallTrak User Guide..........................................................    TAM-1001-01201.01
MPCDebug User Guide..........................................................    TAM-1001-01301.01
SCANLOG User Guide...........................................................    TAM-1001-01401.02
C7TU Technical Assistance Manual.............................................    TAM-1001-01502.02
Super Nonresident Tool Listing Technical Assistance Manual...................    TAM-1001-01602.03
Automatic Message Accounting (AMA) Tools User Guide..........................    TAM-1001-01701.01
DMS-MTX Capacity Planning Guidelines for AMPS/TDMA...........................    411-2131-00903.02
DMS-MTX - Cell Site Hardware Product Guide...................................    411-2131-10010.01
Electrostatic Discharge Protection...........................................    411-2131-11301.01
DMS-MTX Equal Access Guide...................................................    411-2131-13603.02
DMS-MTX Authentication Deployment Guide - Reference..........................    411-2131-14103.02
DMS-MTX Authentication Center Deployment - Reference.........................    411-2131-14202.02
DMS-MTX Standalone Home Location Register (S-HLR)............................    411-2131-14302.02
DMS-MTX Short Message Service Application Guide..............................    411-2131-15204.02
MTX08 Software Delta for Planners Vol. 1 of 4................................   411-2131-199109.05
MTX08 Software Delta for Planners Vol. 2 of 4................................   411-2131-199209.05
MTX08 Software Delta for Planners Vol. 3 of 4................................   411-2131-199309.05
MTX08 Software Delta for Planners Vol. 4 of 4................................   411-2131-199409.05
DMS-MTX Billing Management Manual............................................    411-2131-20407.02
DMS-MTX Automatic File Transfer Application Guide............................    411-2131-20503.02
DMS-MTX Basic Cellular Translations..........................................    411-2131-22007.02
DMS-MTX One Night Process Software Delivery..................................    411-2131-30306.02
DMS-MTX International Tones - Signaling Applications.........................    411-2131-44107.02
DMS-MTX Customer Data Schema Reference Manual Vol. 1 of 3....................   411-2131-451110.03
DMS-MTX Customer Data Schema Reference Manual Vol. 2 of 3....................   411-2131-451210.03
DMS-MTX Customer Data Schema Reference Manual Vol. 3 of 3....................   411-2131-451310.03
DMS-MTX Office Parameters Reference Manual...................................    411-2131-45510.03
CDMA Circuit Switched Data Deployment Guide..................................    411-2131-50001.03
DMS-MTX TDMA Circuit Switched Data Deployment Guide..........................    411-2131-50101.03
DMS-MTX Logs Reference Manual................................................    411-2131-51010.03
DMS-MTX IS-41 Networking for X.25/CCS7 Guide.................................    411-2131-55402.03
DMS-MTX CDPD Deployment Guide................................................    411-2131-56207.02
DMS-MTX CDPD Handbook........................................................    411-2131-56307.02
DMS-MTX CDPD IP/CNLP.........................................................    411-2131-56405.02
DMS-MTX PM Software Release Document Supporting PRSM.........................    411-2131-59803.04
DMS-MTX MAPS Command Reference Vol. 1 of 4...................................   411-2131-809110.03
DMS-MTX MAPS Command Reference Vol. 2 of 4...................................   411-2131-809210.03
DMS-MTX MAPS Command Reference Vol. 3 of 4...................................   411-2131-809310.03
DMS-MTX MAPS Command Reference Vol. 4 of 4...................................   411-2131-809410.03
DMS-MTX Fraud Prevention - Detection Reference Manual........................    411-2131-81003.02
DMS-MTX Operational Measurements Reference Manual............................    411-2131-81410.02
DMS-MTX Glossary of Terms and Abbreviations..................................    411-2131-82507.02
DMS-MTX Operational Measurements Quick Reference Manual......................    411-2131-90004.02
DMS-MTX Logs Quick Reference Guide...........................................    411-2131-90102.02


CDMA RF Optimization Guide...................................................    411-2133-00401.02
CDMA Metro Cell Carrier Growth...............................................    411-2133-00802.02
CDMA BSC Theory of Operations................................................    411-2133-10107.04
CDMA 800 MHz BTS Functional Operations Overview..............................    411-2133-10203.03
CDMA Base Station Manager User's Guide.......................................    411-2133-10305.02
CDMA BSS Manager Configuration Reference Manual..............................    411-2133-10405.02
CDMA BSS Manager Software Installation Guide.................................    411-2133-10503.02
CDMA Base Station Subsystem Manager..........................................    411-2133-10603.02
CDMA Metro Cell & Minicell Functional Description Manual.....................    411-2133-11002.18
CDMA Metro Cell Deployment Guidelines Reference Manual.......................    411-2133-11101.07
CDMA T1 Based Inter-System/Intra-BSC Soft Handoff............................    411-2133-12104.04
CDMA Second Carrier Deployment Handbook......................................    411-2133-12203.02
CDMA Six Sector Cell Applications Handbook...................................    411-2133-12301.01
MTX Planning Guide...........................................................    411-2133-13003.02
CDMA NBSS Software Delta for Planners Manual.................................    411-2133-19906.02
CDMA NBSS8.1 Software Delta for Planners.....................................    411-2133-19907.06
CDMA Minicell Pre-installation Manual........................................    411-2133-20201.03
CDMA Channel Data Services Unit (CDSU).......................................    411-2133-20401.05
CDMA Resource Management Unit Enhanced Selector Card.........................    411-2133-20501.01
CDMA RF Design Guidelines....................................................    411-2133-30101.01
CDMA 1900 MHz Outdoor BTS Maintenance - Troubleshooting......................    411-2133-50004.04
CDMA BSC Maintenance and Troubleshooting.....................................    411-2133-50108.04
CDMA 800 MHz BTS Maintenance - Troubleshooting Guide.........................    411-2133-50203.02
CDMA 1900MHz BTS RF Troubleshooting Guide....................................    411-2133-50401.04
CDMA 1900 MHz Indoor BTS Maintenance - Troubleshooting.......................    411-2133-50503.02
CDMA Metro Cell System - RF Datafill Parameters..............................    411-2133-50601.04
CDMA 800 MHz FCP BTS Functional Operations...................................    411-2133-50701.04
CDMA 800 MHz FCP BTS Maintenance - Troubleshooting Guide.....................    411-2133-50801.03
CDMA NBSS Alarms Reference Manual Volume 1 of  2.............................   411-2133-530105.03
CDMA NBSS Alarms Reference Manual Volume 2 of  2.............................   411-2133-530205.03
CDMA NBSS Alarms Delta Reference Manual......................................    411-2133-53103.04
CDMA NBSS Operational Measurements...........................................    411-2133-53504.02
CDMA Base Station Manager....................................................    411-2133-54006.02
CDMA Base Station Subsystem Manager..........................................    411-2133-54103.03
CDMA Fault Management - Recovery Guide.......................................    411-2133-54504.04
CDMA Metro Cell & Minicell Maintenance & Troubleshooting.....................    411-2133-55003.04
CDMA 800 MHz Schroff BTS RF Troubleshooting Guide............................    411-2133-56001.01
CDMA Log File Format and Managed Objects.....................................    411-2133-81005.02
CDMA Dual BSC Deployment Guide...............................................    411-2133-90301.02
CDMA BSS Manager Journaling Quick Reference Guide............................    411-2133-90401.02
CDMA Verilink Access System 2000 T1/E1 CDSU User Manual......................    411-2133-91201.02
CDMA BTS Maintenance Unit (BMU) User Guide...................................    411-2133-92002.03
CDMA BSM Tools Users Guide...................................................    411-2133-93004.02
CDMA ATM Networking Deployment Guide.........................................    411-2133-93502.06
Base/Telecom Translations Guide Volume 1 of 2................................   411-3001-220108.03
Base/Telecom Translations Guide Volume 2 of 2................................   411-3001-220208.03
Base/Telecom Customer Service Data Schema Volume 1 of  4.....................   411-3001-451108.03
Base/Telecom Customer Service Data Schema Volume 2 of  4.....................   411-3001-451208.03
Base/Telecom Customer Service Data Schema Volume 3 of  4.....................   411-3001-451308.03
Base/Telecom Customer Service Data Schema Volume 4 of  4.....................   411-3001-451408.03
Base/Telecom Office Parameters Reference Manual..............................    411-3001-45508.03


Base/Telecom Log Reports Reference Manual Volume 1 of 5......................   411-3001-510108.03
Base/Telecom Log Reports Reference Manual Volume 2 of 5......................   411-3001-510208.03
Base/Telecom Log Reports Reference Manual Volume 3 of 5......................   411-3001-510308.03
Base/Telecom Log Reports Reference Manual Volume 4 of 5......................   411-3001-510408.03
Base/Telecom Log Reports Reference Manual Volume 5 of 5......................   411-3001-510508.03
Alarm Clearing - Performance Monitoring Procedures Vol. 1 of 3...............   411-3001-543108.03
Alarm Clearing - Performance Monitoring Procedures Vol. 2 of 3...............   411-3001-543208.03
Alarm Clearing - Performance Monitoring Procedures Vol. 3 of 3...............   411-3001-543308.03
Base/Telecom Trouble Locating - Clearing Procedures..........................    411-3001-54408.03
Base/Telecom Recovery Procedures.............................................    411-3001-54508.03
Base/Telecom Routine Maintenance Procedures..................................    411-3001-54608.03
Base/Telecom Card Replacement Procedures Volume 1 of 3.......................   411-3001-547108.03
Base/Telecom Card Replacement Procedures Volume 2 of 3.......................   411-3001-547208.03
Base/Telecom Card Replacement Procedures Volume 3 of 3.......................   411-3001-547308.03
Operational Measurements Reference Manual Vol. 1 of 3........................   411-3001-814108.03
Operational Measurements Reference Manual Vol. 2 of 3........................   411-3001-814208.03
Operational Measurements Reference Manual Vol. 3 of 3........................   411-3001-814308.03
Base/Telecom XPM Log Report Reference Manual.................................    411-3003-51005.01
Base/Telecom XPM Maintenance Procedures......................................    411-3003-54005.01
Base/Telecom Alarm Clearing Procedures.......................................    411-3003-54305.01

                                   EXHIBIT S
                                    TO THE
                         CRICKET COMMUNICATIONS, INC.
                      SYSTEM EQUIPMENT PURCHASE AGREEMENT

            AVAILABILITY OF INTEROPERABILITY SPECIFICATION ("IOS")

Vendor currently offers CDMA Development Group ("CDG") IOS V2.0A compliant Software, as part of the MTX08 release, which is currently commercially available.


The following features listed below are included in IOS 2.0A:



[Three Pages of Technical Information Deleted Pursuant to Confidential Treatment
                                    Request]

                                  EXHIBIT T-1
                                    TO THE
                         CRICKET COMMUNICATIONS, INC.
                      SYSTEM EQUIPMENT PURCHASE AGREEMENT

                         VENDOR TAS WARRANTY SERVICES

1.0      TAS WARRANTY SERVICES

1.1 If Owner experiences operational difficulties, Owner may contact Vendor's Technical Assistance Service (TAS) Department. Special remote terminals in the TAS center are used to communicate with Owner's System to diagnose fault conditions and recommend corrective action.



[Four Pages of Technical Information Deleted Pursuant to Confidential Treatment
                                    Request]

                                  EXHIBIT T-2
                                    TO THE
                         CRICKET COMMUNICATIONS, INC.
                      SYSTEM EQUIPMENT PURCHASE AGREEMENT

                           OEM EQUIPMENT WARRANTIES

          In accordance with Section 18.1 of the Agreement, OEM Equipment will be warrantied by the Vendor on a pass-through basis only. Vendor assumes no liability for the warranty claims of the Owner for such OEM Equipment. In the event that OEM Equipment provided to Owner hereunder carries less than a one (1) year pass-through warranty, Vendor shall provide notice to Owner of such warranty and Owner shall be offered the opportunity to cancel that portion of the applicable Purchase Order relating to the purchase/license of such OEM Equipment.


Products covered by Vendor's warranties in accordance with in Section 18 (Warranties) of the Agreement are as follows:

         DMS-MTX (including DC power)
         CDMA-BSCs
         CDMA-BTS (including DC power)
         Nortel manufactured ATM Switch Equipment
         Nortel manufactured Packet Data Switch Network

Vendor may identify other products from time-to-time that shall be covered by Vendor's Warranty.

Some examples of OEM Equipment follows. However, the list is not exhaustive and is provided for informational purposes only.

[***]


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                   EXHIBIT U
                                    TO THE
                         CRICKET COMMUNICATIONS, INC.
                      SYSTEM EQUIPMENT PURCHASE AGREEMENT

                               REPAIR AND RETURN

Introduction

This Exhibit provides the Owner with instructions for obtaining Product repair services for all Equipment purchased from Vendor.

How To Process Repair Orders



[Four Pages of Technical Information Deleted Pursuant to Confidential Treatment
                                    Request]

NORTEL                                                              NORTEL
                                                                        NETWORKS
                                                   How the world shares ideas.


                              FAX - IN ORDER FORM
                                                                   Page __ of __
COMPANY:                                                        Nortel Use Only
CITY & STATE:                                                   ORDER / RMA#
CUSTOMER / SITE / ID # / Project Number:                        ____________
PURCHASE ORDER #                                                Nortel Use Only
NAME OF CONTACT PERSON:                           Fax Number:
TYPE OF SYSTEM:       DMS-10    DMS-100    BOC     IOC     OTHER


                               MATERIAL REQUIRED
#        Qty.                 PEC / CPC / Part #                Warranty Date
1
2
3
4
5
6
7
8
9
10

                                           Ship to:  Nortel
                                                 400 Industrial, Ste 200
                                                 Richardson, Tx 75081

                                   EXHIBIT V
                                    TO THE
                         CRICKET COMMUNICATIONS, INC.
                      SYSTEM EQUIPMENT PURCHASE AGREEMENT

                                  AFFILIATES


Chase Telecommunications, Inc.